MONEY MARKET FUNDS
                               FIXED INCOME FUNDS
                                  EQUITY FUNDS

                                 ANNUAL REPORT

                                 March 31, 1997


                                     (LOGO)
                                    MAY 1997

DEAR SHAREHOLDER:

We are pleased to provide you with this Northern Funds Annual Report for the year ended March 31, 1997. In it, you'll find information about your investment, enabling you to better monitor its management and performance.

This report includes economic and market overviews, a commentary by each of the Northern Funds portfolio managers, a listing of securities held in each portfolio and each Fund's operating results.

Please read this document carefully and retain it in your files for future reference.

To avoid duplication, we have sent only one copy of each report per mailing address. If you would like to receive duplicate copies, please call the Northern Funds Center at 1-800-595-9111. We will send additional copies and adjust our records accordingly for future mailings.

Thank you for your continued confidence in Northern Funds. Please let us know if there is anything we can do to serve you better.
NORTHERN FUNDS


NORTHERN FUNDS
POST OFFICE BOX 75986
CHICAGO, IL 60690-6319
PHONE (800) 595-9111
FAX (312) 557-0411
SUNSTONE DISTRIBUTION SERVICES, LLC, DISTRIBUTOR



TABLE OF CONTENTS
                                                                 PAGE
Abbreviations and Other Information.................................1

Economic and Market Overviews.......................................2


Portfolio Commentaries..............................................4

Money Market Funds
  Statements of Assets and Liabilities ............................14
  Statements of Operations ........................................15
  Statements of Changes in Net Assets .............................16
  Financial Highlights ............................................18
  Schedules of Investments
     Money Market Fund.............................................20
     U.S. Government Money Market Fund.............................23
     Municipal Money Market Fund...................................24
     U.S. Government Select Money Market Fund......................35
     California Municipal Money Market Fund....................... 36

Fixed Income Funds
  Statements of Assets and Liabilities ........................... 39
  Statements of Operations ........................................40
  Statements of Changes in Net Assets .............................41
  Financial Highlights ............................................43
  Schedules of Investments
     U.S. Government Fund..........................................46
     Fixed Income Fund.............................................47
     Intermediate Tax-Exempt Fund................................. 49
     Florida Intermediate Tax-Exempt Fund......................... 55
     Tax-Exempt Fund...............................................57
     International Fixed Income Fund...............................61

Equity Funds
  Statements of Assets and Liabilities ............................63
  Statements of Operations ....................................... 64
  Statements of Changes in Net Assets ............................ 65
  Financial Highlights ........................................... 67
  Schedules of Investments
     Income Equity Fund........................................... 70
     Stock Index Fund..............................................73
     Growth Equity Fund........................................... 81
     Select Equity Fund............................................83
     Small Cap Fund............................................... 85
     International Growth Equity Fund..............................99
     International Select Equity Fund............................ 102
     Technology Fund............................................. 104

Notes to the Financial Statements................................ 106
Report of Independent Public Accountants..........................113



ABBREVIATIONS AND
OTHER INFORMATION
With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.


Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

Maturity dates represent the stated date on the security, the next interest reset date for floating rate securities or the prerefunded date for these types of securities.

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

ACES      Automatically Convertible
          Equity Security

ADP       Automated Data Processing

ADR       American Depository Receipt

AMBAC     American Municipal Bond
          Assurance Corp.

AMT       Alternative Minimum Tax
BAN       Bond Anticipation Note

BTP       Banker's Trust Partnership

CGIC      Capital Guaranty
          Insurance Co.

COLLD.    Collateralized

COP       Certificate of Participation

CP        Commercial Paper

CVP       Central Valley Project

DECS      Dividend Enhanced Convertible Stock

FFCB      Federal Farm Credit Bank

FGIC      Financial Guaranty
          Insurance Corp.


FHA       Federal Housing Authority

FHLB      Federal Home Loan Bank

FHLMC     Federal Home Loan
          Mortgage Corp.

FMC       Fidelity Mortgage Corp.

FMTN      Floating Medium Term Note

FNMA      Federal National Mortgage
          Association

FRN       Floating Rate Note

FSA       Financial Security Assurance

G.O.      General Obligation

GNMA      Government National
          Mortgage Association

GTD.      Guaranteed

HFA       Housing Finance Authority

HUD       Housing and Urban Development

I.O.      Interest Only Stripped Security

IDA       Industrial Development
          Authority

IDR       Industrial Development Revenue

LOC       Letter of Credit

MBIA      Municipal Bond Insurance
          Association

MTN       Medium Term Note
NYS       New York Shares

P-FLOATS  Puttable Floating Rate Security

P.O.      Principal Only Stripped Security

PCR       Pollution Control Revenue

PFA       Public Finance Authority

PRIDES    Preferred Redeemable Increased
          Dividend Securities

PRSV      Preservation Project

PSF       Permanent School Fund

RAN       Revenue Anticipation Note

REMIC     Real Estate Mortgage
          Investment Conduit

SFM       Single Family Mortgage

SLMA      Student Loan Marketing
          Association

SOC GEN   Societe Generale

STRYPES   Structured Yield Product
          Exchangeable for Stock

TAN       Tax Anticipation Note

TAW       Tax Anticipation Warrant

TOB       Tender Option Bond

TOCR      Tender Option Custodial Receipt

TRAN      Tax and Revenue Anticipation Note

TRB       Tax Revenue Bond

TVA       Tennessee Valley Authority

VRDN      Variable Rate Demand Note

*         Non-Income Producing Security



                         ECONOMIC AND MARKET OVERVIEWS
                         -----------------------------

REVIEW AND OUTLOOK OF THE ECONOMY - GROWTH SHOULD CONTINUE IN 1997

A number of factors lead us to conclude that the U.S. economy should continue to grow throughout 1997. Domestic economic demand appears to have strengthened from the fourth quarter of 1996. Business inventories are low and material prices are starting to rise. This creates the potential for stronger voluntary accumulation of inventories in the first half of 1997.

In light of the stronger-than-expected economic growth and the potential for an even tighter labor market, the Federal Open Market Committee tightened monetary policy a notch toward the end of March. Given that current monetary policy does not appear to be excessively accommodative, and inflation psychology is all but absent in the economy, the tightening by the Federal Reserve is interpreted as fine-tuning. We anticipate the Fed's actions are meant to slow economic growth marginally below its potential, rather than to act as major counter-cyclical tightening, which often results in a recession.

Labor markets remain tight. We could see further tightening as labor force growth slows in accordance with demographic trends. While welfare reform could push labor force participation rates higher, there is a question about how employable these new workers may be, especially in light of the higher minimum wage. So far, the tight labor market has yet to manifest itself in higher core inflation, although further tightening could affect it.

Food prices may not moderate as much as some had expected. Livestock prices are rising as a result of last year's hard culling. Grain and oilseed prices are increasing again due to continued strong demand, low inventories and concerns that this year's harvests could be restrained by spring flooding.

As the peak driving season approaches, gasoline inventories are lower than they were last year, with little excess refinery capacity available. As a result, gasoline prices could rise more than usual this summer.

Although domestic economic demand is strong, net exports could be a drag on growth, at least in the first quarter. The reasons for this are the lagged effects of last year's strengthening in the U.S. dollar and continued economic softness in the industrialized economies, especially those in continental Europe. Countering this, however, is strengthening domestic demand in Canada -- our largest single-country export market -- and continued economic strength in Mexico and the U.K. -- our third- and fourth-largest export markets, respectively.

After Japan, our largest bilateral trade deficit is now with the People's Republic of China. Allegations that the Chinese government has tried to influence federal government decisions through campaign contributions have heightened the political sensitivity of our large Chinese trade deficit. Because China wants to remain in "most favored nation" trade status and wants to be admitted to the World Trade Organization, the Chinese government might take steps to increase imports from the U.S. Thus, despite the past rise in the U.S. dollar, our trade deficit position could improve.

THE FIXED INCOME MARKETS

As the economy firmed and investors anticipated a rate increase, Treasury rates rose somewhat even before the Federal Reserve announced its decision in late March to boost interest rates by 25 basis points. The yield curve flattened slightly, in a vote of confidence that Chairman Greenspan's pre-emptiveness would keep inflation at bay. Forward rates indicate that the market expects the Federal Open Market Committee to raise the funds rate another 50 basis points by year end.

We view these higher, longer-term rates as offering attractive real returns. Whether one compares 10-year Treasury yields near 6.9% to the most recent year-over-year core Consumer Price Index (CPI) rate of 2.5% or to the all-items CPI rate of 3%, we think the current rate structure adequately compensates investors for the potential inflationary pressures in today's economy.

The Federal Reserve's March decision was made in response to persistent strength in demand, but in the absence of any marked rise in current inflation. If we continue to see indications of strength without additional inflation, it is likely that participants in the short-term market will have to deal with modest additional increases in overnight rates over the next 12 months. If, on the other hand, we are surprised by a surge in the inflation data, rates are likely to increase sooner and more sharply.

Although risks of a cyclical upturn in inflation are present, we believe the Federal Reserve will be able to contain these pressures with policy tightenings in line with market expectations. Just as important, recent developments have forced us to review our long-standing optimism on the fiscal front. Despite new political uncertainties created by the developing campaign finance scandals, we see forces that should be sufficient to keep meaningful fiscal reform on track. It is possible that unexpected volatility or weakness in the financial markets could push politicians to move more quickly on the budget front in order to placate the markets, and in the process appease voters/investors.

Besides more prudent fiscal policies, other secular fundamentals continue to support a constructive backdrop for interest rates. An aging U.S. population focused on saving, intense competition in an expanding global marketplace, the increasing influence of technology on the business cycle, and reduced regulatory burdens on businesses all offer benefits that we believe are significant and long lasting.

As investors pay more attention to the relative stability of underlying growth and inflation, we expect bond market volatility to trend lower over time. When combined with a Federal Reserve committed to fighting inflation, we see a favorable environment for long-term bond investors, notwithstanding today's moderate cyclical pressures.

THE EQUITY MARKETS

As market volatility has increased, investors' convictions are being tested. The upward drift of nearly 50 basis points in long-term interest rates has created a valuation pressure that has been difficult to absorb. Since earnings are not expected to provide as much fuel for the bull market in 1997, the performance of interest rates will be crucial in determining the eventual performance of stocks. Already some sectors such as technology and financials have experienced sharp selloffs.

We feel that the majority of corporate restructuring benefits have been realized, so it will be much more difficult to streamline and reduce costs. Ample complaints of the lack of pricing power persist. Indeed, many industries still face lower selling prices. This has resulted in slow revenue growth at a time of peak margins based on the last 30 years of profitability. Slow revenue growth and margin pressure are typically not the ingredients of upside earnings surprises.

Finally, a stronger U.S. dollar would burden earnings growth as foreign profit translations would be lower. Thus, we see profit shortfalls as likely, particularly in the second half of the year when we expect the quick economic pace of recent months to subside.

With little help expected from earnings, price/earnings ratios must expand if the bull market is to continue. To achieve price/earnings expansion, interest rates would have to move lower, and indeed we suspect they will later in 1997. However, an improved tone to the bond market may well accompany a profit slowdown.

Initially, we believe lower rates would probably result in another intense rally in stocks since this pattern has played out consistently since 1990. The dif ference in fiscal 1997 and 1998, however, is that lower rates will be occurring against a background of slow or poor earnings gains rather than strong growth as happened between 1991 and 1996.

The good news is that we believe stocks are likely to rally when bonds begin to improve. The bad news is the likelihood that earnings expectations will be downgraded, leaving equities exposed relative to bond performance. In this environment, we believe that investors are well advised to balance their stock and bond holdings in accordance with their longer-term asset allocation goals.

THE GLOBAL MARKETS

Global bond markets sold off in concert with the U.S. and affected equity performance, at times quite severely. Europe fared badly since it is particularly sensitive to interest rate movements, especially as the deadline approaches for monetary union. The fact that the timetable for European monetary union is being questioned may have exaggerated the bond selloff. On the plus side, Latin America has fared well, as their recovery prospects in 1997 have so far offset rate worries.

While European markets could improve as bonds stabilize in response to stronger earnings in 1997, the more interesting possibility is in Japan. We think participants could now focus on what could go right there, rather than on all that could go wrong. Financial confidence has recently risen in view of government assurances, actual bank loan write-downs and the first positive business survey in six years.

A growing consensus sees the yen trading at 120 to 130 to the U.S. dollar this year. This is quite important in the sense that Japanese corporations restructured and took other measures to cope with the strong yen between 1990 and 1995. At a yen rate of 100 to the dollar, nearly 50% of Japanese companies should break-even; this figure should rise to 80% at 110 and to over 90% at 120. Thus, we believe profits should recover smartly if the yen-dollar rate stabilizes above 120, or even if it slips to between 110 and 115. The weaker yen has correlated with strong market moves since the yen peaked in mid-1995.

Finally the U.S. dollar's recent strength faltered in late March after a nearly 10% spurt from the beginning of the year. This could be an area of "irrational exuberance" given that our trade deficit is again rising. The stronger dollar has, in effect, acted like a tightening in monetary policy because stronger currency reduces inflation pressures. This means it's possible that the market acted as a monetary restraint even before the Federal Reserve's recent move. We expect less dollar strength going forward, but the lingering effects of the dollar's rally could persist through 1997.


                             PORTFOLIO COMMENTARIES
                             ----------------------

MONEY MARKET FUND

During the latter part of 1996 and the first quarter of 1997, the maturity structure of the Fund anticipated higher interest rates in the short-term money market. The portfolio is heavily weighted in Tier-One commercial paper (issues rated in the highest rating category by at least two nationally recognized statistical rating organizations (NRSROs)) where yields are presently most attractive. The remainder is invested in certificates of deposit, repurchase agreements, variable rate notes, Treasury bills and other high-quality securities. Quality remains the primary factor in selecting issues for the portfolio with yield being a secondary factor. During the upcoming year, the Fund will be managed to take advantage of the Federal Reserve's increasing interest rates. The barbell strategy will also be used to take advantage of any backup in the market on the longer end. As always, we will continue to focus on providing our shareholders with the quality, liquidity and yield they are seeking in a money market fund.

Mary Ann Flynn
Portfolio Manager


U.S. GOVERNMENT
MONEY MARKET FUND
U.S. GOVERNMENT SELECT
MONEY MARKET FUND

Although the Federal Reserve raised interest rates only once last year, interest rates were volatile and had a major effect on both Funds' performance. During the year, we maintained our heavy weighting in securities issued by agencies of the U.S. government. For the remainder of this year, we anticipate positioning both Funds to maintain our emphasis on quality and to protect liquidity. We will focus closely on the direction of the economy and Federal Funds interest rates and extend the portfolios' average maturities when conditions warrant.

Edward Kyritz, III
Portfolio Manager


MUNICIPAL MONEY
MARKET FUND

Last year we maintained a longer average maturity and invested in more fixed-rate bonds and Alternative Minimum Tax (AMT) securities. As a result, we out-performed our benchmark (IBC's Money Fund AverageTM/All Tax-Free). We plan to closely watch the supply of short-term securities and the actions of the Federal Reserve. In order to take advantage of rising interest rates, we anticipate keeping the average maturity of the portfolio relatively short.

Brad Snyder
Portfolio Manager


CALIFORNIA MUNICIPAL
MONEY MARKET FUND

The supply of short-term, tax-exempt California securities was very limited last year, causing lower than normal yields. By maintaining a longer average maturity than our peer group, however, we were able to outperform our benchmark (IBC's Money Fund AverageTM/ California State-Specific Stock Broker & General Purpose). During the coming year, we will closely monitor the actions of the Federal Reserve. We plan to keep the portfolio's average maturity relatively short to take advantage of the expected higher interest rates.

Brad Snyder
Portfolio Manager


                      MONEY MARKET FUNDS 7-DAY YIELDS <F1>
                           PERIOD ENDED MAY 15, 1997

                           U.S.                         U.S.         CALIFORNIA
                        GOVERNMENT     MUNICIPAL  GOVERNMENT SELECT   MUNICIPAL
         MONEY MARKET  MONEY MARKET  MONEY MARKET   MONEY MARKET    MONEY MARKET
             FUND          FUND          FUND           FUND            FUND
--------------------------------------------------------------------------------
Current     5.18%          5.02%         3.58%          5.12%           3.64%
Effective   5.31%          5.14%         3.64%          5.25%           3.71%

<F1> Yield calculations reflect fee waivers in effect, represent past performance and will fluctuate. In the absence of fee waivers, current 7-day yields for the Money Market, U.S. Government Money Market, Municipal Money Market, U.S. Government Select Money Market and California Municipal Money Market Funds would have been 5.11%, 4.93%, 3.49%, 5.01% and 3.56%, respectively. An investment in any one of the money market funds is neither insured nor guaranteed by the U.S. government nor is there any assurance the Funds will be able to maintain a stable net asset value of $1.00 per share.


                                              MONEY MARKET FUNDS YIELD<F2> COMPARISONS
                                                       AVERAGE MONTHLY RATES
                                                                                                                          IBC'S
                                                                                                                        MONEY FUND
                                                                                                                        AVERAGE/TM/
                                                                                                                        CALIFORNIA
                                                                                                                          STATE-
                                                                                    U.S. GOV'T.     IBC'S   CALIFORNIA   SPECIFIC
                         IBC'S    U.S. GOV'T.     IBC'S     MUNICIPAL      IBC'S       SELECT    MONEY FUND  MUNICIPAL    STOCK
             MONEY    MONEY FUND     MONEY     MONEY FUND     MONEY     MONEY FUND     MONEY     AVERAGETM/    MONEY     BROKER &
             MARKET   AVERAGETM/     MARKET    AVERAGETM/     MARKET    AVERAGETM/     MARKET     100% U.S.   MARKET     GENERAL
              FUND    ALL TAXABLE     FUND     GOVERNMENT      FUND    ALL TAX-FREE     FUND     TREASURIES    FUND      PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
1997
March        4.96%       4.84%       4.86%        4.68%       2.85%        2.76%       4.96%        4.61%      2.95%      2.60%
February     4.93%       4.82%       4.81%        4.64%       2.93%        2.87%       4.94%        4.57%      3.13%      2.74%
January      5.01%       4.84%       4.84%        4.66%       3.04%        2.90%       4.96%        4.56%      3.16%      2.78%

1996
December     5.00%       4.85%       4.86%        4.67%       3.22%        3.07%       4.97%        4.58%      3.34%      2.99%
November     4.94%       4.84%       4.86%        4.68%       3.15%        2.98%       4.94%        4.61%      3.21%      2.90%
October      4.93%       4.82%       4.83%        4.65%       3.16%        2.96%       4.96%        4.61%      3.20%      2.88%
September    4.95%       4.83%       4.82%        4.66%       3.18%        3.00%       4.94%        4.63%      3.22%      2.87%
August       4.92%       4.82%       4.82%        4.65%       3.22%        2.98%       4.96%        4.60%      3.21%      2.89%
July         4.93%       4.81%       4.82%        4.64%       2.85%        2.67%       4.98%        4.56%      2.73%      2.57%
June         4.87%       4.77%       4.80%        4.60%       3.09%        2.88%       4.96%        4.53%      3.05%      2.79%
May          4.88%       4.74%       4.78%        4.57%       3.34%        3.16%       4.93%        4.50%      3.38%      3.08%
April        4.89%       4.75%       4.75%        4.58%       3.12%        2.97%       4.92%        4.52%      3.19%      2.87%

<F2> Yield calculations for Northern Funds reflect fee waivers in effect, represent past performance and will fluctuate; in the absence of fee waivers, performance would be reduced. An investment in any one of the money market funds is neither insured nor guaranteed by the U.S. government nor is there any assurance the Funds will be able to maintain a stable net asset value of
     $1.00 per share.

     We compare our Funds to the IBC's Money Fund AveragesTM which are composites of professionally managed money market investments with similar investment objectives.


                              U.S. GOVERNMENT FUND

Performance of the Fund during fiscal 1997 reflected a continuance of volatility in the U.S. Treasury market. The debate regarding the growth/inflation trade-off heightened as U.S. economic growth maintained a healthy pace. During the past twelve months, Treasury prices gyrated as consensus opinion shifted on several occasions. However, on a net basis, Treasury prices moved lower in anticipation of a pre-emptive tightening by the Federal Reserve. The concern for such action intensified following the start of the new calendar year and remained following the Fed's recent decision to tighten short-term rates.


                                     4/1/94     3/31/95    3/31/96    3/31/97
U.S. GOVERNMENT FUND                $10,000     $10,349    $11,141    $11,585
Lehman Bros. Intermediate
  Gov't. Bond Index                 $10,000     $10,427    $11,376    $11,915

TOTAL RETURN
FOR THE PERIOD ENDED 3/31/97
----------------------------------------------
ONE YEAR                                3.98%
AVERAGE ANNUAL SINCE INCEPTION          5.02%

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Intermediate Government Bond Index is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. small government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). It includes only those bonds with maturities of up to ten years.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

During the last twelve months, the Fund's performance has generally followed the movement in Treasury prices. Exposure to mortgage-backed passthroughs enhanced the Fund's return profile. At the present time, we anticipate using any further price declines as an opportunity to increase the Fund's overall interest rate exposure. We will continue to look for opportunities to add yield through additional purchases within the agency sector.

Monty M. Memler
Portfolio Manager


                               FIXED INCOME FUND

U.S. interest rates rose year-over-year as stronger than expected economic growth stoked inflation fears and prompted a pre-emptive rate hike from the Federal Reserve. The Fund garnered a modest return consistent with its benchmark as income more than offset price declines.

                                     4/1/94     3/31/95    3/31/96    3/31/97
FIXED INCOME FUND                   $10,000     $10,416    $11,581    $12,112
Lehman Bros. Gov't./Corp.
  Bond Index                        $10,000     $10,459    $11,601    $12,118

TOTAL RETURN
FOR THE PERIOD ENDED 3/31/97
----------------------------------------------
ONE YEAR                                4.59%
AVERAGE ANNUAL SINCE INCEPTION          6.59%

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Government/Corporate Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt. Included in the latter is debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

As we begin the new fiscal year, the Fund is positioned to take advantage of what we perceive to be attractive real yields. While economic growth may exceed trend, we are optimistic that the long-term inflation outlook will not deteriorate. Currently, we continue to overweight high-quality corporates as credit fundamentals are sound.

Michael J. Lannan
Portfolio Manager


                          INTERMEDIATE TAX-EXEMPT FUND

In an interest rate environment characterized by low inflation and strong economic growth, the Fund generated a modest positive return for fiscal 1997. The Fund's underperformance relative to its benchmark was largely a function of heightened market volatility. During the period, we structured the portfolio to take advantage of a yield curve which steepened in shorter maturities and flattened in longer maturities. In addition, we added to our AAA-rated holdings by increasing exposure to the more liquid, government-backed sector. We have maintained the Fund's broad diversification among states and regions. Going forward, the Fund is structured to benefit from a low inflation environment. The Fund may be an appropriate investment for those investors seeking a current stream of federally tax-exempt income. <F1>

                                     4/1/94     3/31/95    3/31/96    3/31/97
INTERMEDIATE TAX-EXEMPT FUND        $10,000     $10,438    $11,148    $11,526
Lehman Bros. 5-Year
   Municipal Bond Index             $10,000     $10,571    $11,342    $11,818

TOTAL RETURN
FOR THE PERIOD ENDED 3/31/97
----------------------------------------------
ONE YEAR                                3.39%
AVERAGE ANNUAL SINCE INCEPTION          4.84%

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers 5-Year Municipal Bond Index is a total return performance benchmark for the investment-grade, tax-exempt bond market. Securities included in the Index must have been issued as part of a deal of at least $50 million; have an amount outstanding of at least $3 million; have been issued within the last five years; and have maturities of four to six years.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

Eric V. Boeckmann
Portfolio Manager

<F1> To the extent the Fund invests in AMT obligations, some portion of the
     Fund's income may be subject to the alternative minimum tax and/or state and local taxes.



                      FLORIDA INTERMEDIATE TAX-EXEMPT FUND

Florida municipal bond rates rose since the inception of the Fund on August 15, 1996 through March 31, 1997 as stronger than expected economic growth heightened inflation fears and prompted the Federal Reserve to raise the Federal Funds rate in late March. Despite these higher market rates, the Fund generated a modest positive total return during the period. The Fund outperformed its indices due to favorable yield curve positioning, security selection, and beneficial trading opportunities. The Fund maintained a high-quality bias because of tight credit spreads in the municipal market, and is currently maintaining an overweight in liquid high-quality securities. Reflecting our modestly positive long-term outlook for interest rates, we have positioned the Fund's duration slightly long to that of its indices. In the year ahead, our objective remains to seek to provide current income exempt from regular federal income tax and to hold securities exempt from the Florida intangibles tax.

                                    8/15/96     9/30/96   12/31/96    3/31/97
FLORIDA INTERMEDIATE
   TAX-EXEMPT FUND                  $10,000     $10,051    $10,276    $10,263
Lehman Bros. Mutual Fund
   Florida Intermediate
   Tax-Exempt Index                 $10,000     $ 9,996    $10,205    $10,196
Lehman Bros. Mutual Fund
   Intermediate Municipal Index     $ 9,904     $ 9,995    $10,241    $10,228

TOTAL RETURN
FOR THE PERIOD ENDED 3/31/97
---------------------------------------------
SINCE INCEPTION                       2.63%


This chart assumes an initial gross investment of $10,000 made on 8/15/96 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Mutual Fund Florida Intermediate Tax-Exempt Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Securities included are Florida bonds with a minimum credit rating of Baa and maturities between five and ten years.

The Lehman Brothers Mutual Fund Intermediate Municipal Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Securities included in the Index must have been issued on or after January 1, 1991 as part of a deal of at least $50 million; have an amount outstanding of at least $3 million; have a fixed coupon rate; have a minimum credit rating of Baa, and have maturities between five and ten years.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

Eric M. Bergson
Portfolio Manager


                                TAX-EXEMPT FUND

Low inflation and above-trend growth combined to create a volatile but positive year for the municipal bond market. Although our optimistic inflation outlook was validated by exceptionally benign price pressures throughout the period, the Fund's longer-than-benchmark duration failed to aid performance as investors focused more closely on indications of moderate, if uneven, growth. In an environment of tightening quality spreads, the Fund's overall return was also hurt by limited exposure to higher yielding market sectors. Responding to the generally steep municipal yield curve during the year, the Fund's maturity weightings were reallocated out of short-intermediate holdings and into longer bonds. Concurrently, with its continued focus on liquidity, the Fund reduced its exposure to pre-refunded issues while increasing insured holdings. The Fund is presently structured to capture today's generous real yields, and should benefit from an expected environment of slowly moderating growth, steady inflation and meaningful fiscal reform.

                                     4/1/94     3/31/95    3/31/96    3/31/97
TAX-EXEMPT FUND                     $10,000     $10,578    $11,404    $11,897
Lehman Bros. Municipal
   Bond Index                       $10,000     $10,746    $11,647    $12,284

TOTAL RETURN
FOR THE PERIOD ENDED 3/31/97
--------------------------------------------
ONE YEAR                              4.32%
AVERAGE ANNUAL SINCE INCEPTION        5.95%

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Municipal Bond Index is a total return performance bench-mark for the long-term, investment-grade, tax-exempt bond market. Securities included in the Index must have been issued as part of a deal of at least $50 million; have an amount outstanding of at least $3 million; have been issued within the last five years; and have maturities of at least one year.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

Peter J. Flood
Portfolio Manager


                        INTERNATIONAL FIXED INCOME FUND

Non-U.S. bonds benefited from generally weak economic conditions abroad, particularly in continental Europe and Japan, and the movement toward a single currency in Europe. Most of these local market gains, however, were offset by significant strength in the U.S. dollar. As the Fund is primarily invested in non-U.S. bonds and currencies, total returns suffered from the dollar's appreciation. The Fund was able to outperform its benchmark for the one-year period ended March 31, 1997 due to an underweight position in the Japanese yen. The yen depreciated nearly 14% versus the dollar in the past twelve months.

                                     4/1/94     3/31/95    3/31/96    3/31/97
INTERNATIONAL FIXED INCOME FUND $10,000 $11,281 $11,941 $12,101 J.P. Morgan International
   Gov't. Bond Index                $10,000     $11,827    $12,348    $12,452

TOTAL RETURN
FOR THE PERIOD ENDED 3/31/97
--------------------------------------------
ONE YEAR                              1.39%
AVERAGE ANNUAL SINCE INCEPTION        6.56%

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The J.P. Morgan International Government Bond Index is a daily, market capitalization-weighted international fixed income total return index consisting of 12 countries: Australia, Belgium, Canada, France, Germany, Japan, Netherlands, the United Kingdom, Italy, Spain, Denmark and Sweden. The constituent indices are fully invested. The Index is represented in U.S. dollars. Each component is converted into U.S. dollars and then aggregated.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

As we begin the new fiscal year, the Fund is positioned to take advantage of what we perceive to be generous real yields. The Fund continues to be invested in high-quality sovereign and corporate obligations.

Michael J. Lannan
Portfolio Manager

INVESTORS ARE REMINDED THAT, WHILE INVESTING GLOBALLY CAN BE REWARDING, INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN RISKS AND CONSIDERATIONS IN ADDITION TO THOSE INHERENT WITH INVESTING IN U.S. COMPANIES, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY.


                               INCOME EQUITY FUND

The Fund had an outstanding fiscal 1997, exceeding its index by nearly 6%. The reasons for this were a buoyant stock market, combined with reasonable bond market support, as U.S. Treasury interest rates fluctuated between 6% and 7%. During this market advance, we gradually decreased the common stock holdings of the Fund from 38% of assets to about 17% currently. This was done for two reasons: first, it helped maintain current income as assets were shifted to higher-yielding convertible issues; and second, as prices rose and stock valuations became less attractive, the yield value inherent in convertible issues became more attractive. No sectors were specifically emphasized, though technology was somewhat de-emphasized to control volatility. Our strategy remains to find stocks, whether for direct investment or through a convertible security, which show superior total return potential. Individual issues will typically tilt either toward growth or income, but we seek a balance in the portfolio as a whole. When a holding no longer meets these criteria, it is generally sold. In this way, we seek total returns consistent with the equity market, a higher current yield, and less volatility than a straight stock portfolio.

                                     4/1/94     3/31/95    3/31/96    3/31/97
INCOME EQUITY FUND                  $10,000     $10,221    $12,307    $14,081
Merrill Lynch Investment
   Grade Convertible Bond Index     $10,000     $10,444    $13,142    $14,261

TOTAL RETURN
FOR THE PERIOD ENDED 3/31/97
--------------------------------------------
ONE YEAR                             14.42%
AVERAGE ANNUAL SINCE INCEPTION       12.07%

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Merrill Lynch Investment Grade Convertible Bond Index consists of all convertible bonds and preferreds (domestic and Euro), rated AAA to BBB3 with at least $2.5 million par value outstanding per issue.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

Theodore T. Southworth
Portfolio Manager


                                STOCK INDEX FUND

The Fund is designed to replicate the performance of the Standard & Poor's 500(R) Composite Stock Index in an efficient, cost-effective manner. The Fund provided a return that closely matched that of the S&P 500(R). Strong performance sectors for the year were financial services and technology. There were nine additions to the S&P 500(R) since the Fund's inception on October 7, 1996, three of which occurred on December 31, 1996.

During the next twelve months, we will continue to follow a passive index strategy designed to replicate, before expenses, the performance of the S&P 500(R).

                                    10/7/96    12/31/96    3/31/97
STOCK INDEX FUND                    $10,000     $10,545    $10,821
S&P 500(R) Stock Index              $10,000     $10,584    $10,867

TOTAL RETURN
FOR THE PERIOD ENDED 3/31/97
--------------------------------------------
SINCE INCEPTION                       8.21%

This chart assumes an initial gross investment of $10,000 made on 10/7/96 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

Mary Kay Wright
Portfolio Manager


 The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, nor does Standard & Poor's guarantee the accuracy and/or completeness of the S&P 500 Index or any data included therein. Standard & Poor's makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the S&P 500 Index or any data included therein. Standard & Poor's makes no express or implied warranties and expressly disclaims all such warranties of merchantability of fitness for a particular purpose for use with respect to the S&P 500 Index or any data included therein.


                               GROWTH EQUITY FUND

The Fund performed well last year, although it lagged its benchmark somewhat. While many of the stocks in the portfolio performed quite well in what was a narrowing market focused on relatively few stocks, our exposure to several underperforming smaller stocks with what we perceived to be excellent longer-term growth potential hurt our overall relative performance. During the period, we emphasized the technology, consumer, health care and service sectors of the economy and avoided basic industry and utility stocks. We increased ownership of energy stocks during the year, but recent declines in energy prices have caused us to reduce our exposure somewhat. We continue to focus on selecting quality stocks in strong, well-managed companies with above-average and consistent sales and earnings growth. We believe that these types of issues will perform well over the longer term. In addition, we expect mid-sized companies serving niche markets to continue to prosper, and anticipate that this prosperity will be reflected in those stock prices looking forward.

                                     4/1/94     3/31/95    3/31/96    3/31/97
GROWTH EQUITY FUND                  $10,000     $10,690    $13,393    $14,962
S&P 500(R) Stock Index              $10,000     $11,561    $15,274    $18,303

TOTAL RETURN
FOR THE PERIOD ENDED 3/31/97
--------------------------------------------
ONE YEAR                             11.72%
AVERAGE ANNUAL SINCE INCEPTION       14.36%

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

Theodore Breckel
Portfolio Manager


                               SELECT EQUITY FUND

Investors will remember the past year as a time when it was easy to make money but difficult to outperform the major market indices. We are experiencing a prolonged period of outperformance by very large companies. A company's size seems to be more important to its stock market performance than traditional fundamental measures. To the extent a portfolio included companies other than the very largest, it tended to lag behind the major indices. Such was the case with the Fund. We performed well in absolute terms, but could not keep pace with our benchmark because of our focus on a company's fundamentals--not its size.

                                     4/6/94     3/31/95    3/31/96    3/31/97
SELECT EQUITY FUND                  $10,000     $10,818    $13,598    $15,725
S&P 500(R) Stock Index              $10,000     $11,496    $15,189    $18,201

TOTAL RETURN
FOR THE PERIOD ENDED 3/31/97
--------------------------------------------
ONE YEAR                             15.64%
AVERAGE ANNUAL SINCE INCEPTION       16.35%

This chart assumes an initial gross investment of $10,000 made on 4/6/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

We continue to believe that superior long-term investment results are obtained by owning stocks of quality companies which are growing their businesses. Our analysis continues to identify a number of attractive issues in the consumer, financial, health care and technology sectors. There may be periods when this emphasis will not serve us well.

Robert N. Streed
Portfolio Manager


                                 SMALL CAP FUND

The Fund's value orientation contributed positively to last year's performance. We outperformed our benchmark (Russell 2000) by more than 700 basis points during fiscal 1997. Throughout the year, we maintained our quantitative approach to securities selection and utilized trading strategies to add incremental value. In the coming year, we will continue our disciplined strategy as we seek to add value and to outperform our benchmark over time.

                                     4/1/94     3/31/95    3/31/96    3/31/97
SMALL CAP FUND                      $10,000     $10,057    $12,479    $14,036
Russell 2000                        $10,000     $10,532    $13,563    $14,261

TOTAL RETURN
FOR THE PERIOD ENDED 3/31/97
--------------------------------------------
ONE YEAR                             12.48%
AVERAGE ANNUAL SINCE INCEPTION       11.95%

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Russell 2000 is an index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small-cap stocks.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

Susan J. French
Portfolio Manager


                        INTERNATIONAL GROWTH EQUITY FUND

The Fund underperformed its benchmark primarily because of our relatively high overweight in Japan. We were cautiously optimistic about the prospects for a relative rise in the Japanese equity market and disappointed that the decline that started in 1989 continued its downward trend.

Toward the second half of the fiscal year, we moved assets out of Japan and into certain emerging market countries, which then saw sizable gains. The dollar's strength through the period reduced U.S. investors' gains, which put further pressure on performance.

                                     4/1/94     3/31/95    3/31/96    3/31/97
INTERNATIONAL GROWTH
   EQUITY FUND                      $10,000     $ 9,735    $10,573    $10,849
Morgan Stanley EAFE Index           $10,000     $10,608    $11,915    $12,089

TOTAL RETURN
FOR THE PERIOD ENDED 3/31/97
--------------------------------------------
ONE YEAR                              2.61%
AVERAGE ANNUAL SINCE INCEPTION        2.75%

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Morgan Stanley EAFE Index is composed of a sample of companies represen-tative of the market structure of 20 European and Pacific Basin countries. The Index represents the evolution of an unmanaged portfolio consisting of all domestically listed stocks.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

Looking ahead, we are neutrally weighted in Japan, modestly underweighted in Europe and overweighted in Latin America, as compared to our benchmark. Signs of restructuring in the bank and real estate sectors could mark the beginnings of a market rally in Japan, while the move to a single currency in Europe, which should be decided in 1997, could spark rallies in the continental markets.

Robert A. LaFleur
Portfolio Manager


 INVESTORS ARE REMINDED THAT, WHILE INVESTING GLOBALLY CAN BE REWARDING, INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN RISKS AND CONSIDERATIONS IN ADDITION TO THOSE INHERENT WITH INVESTING IN U.S. COMPANIES, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY.


                        INTERNATIONAL SELECT EQUITY FUND

The U.S. stock markets were the clear winners in fiscal 1997. International equity markets suffered from a weak Japanese market and mixed performance in other Asian markets. Relatively robust markets in Europe were in part offset by a stronger U.S. dollar. Latin American markets rebounded from their poor performance in fiscal 1995, with the star market being Brazil.

                                     4/5/94     3/31/95    3/31/96    3/31/97
INTERNATIONAL SELECT EQUITY FUND $10,000 $ 9,805 $10,804 $10,593 Morgan Stanley EAFE Blended
   with Emerging Markets Free Index $10,000     $10,432    $11,767    $12,061

TOTAL RETURN
FOR THE PERIOD ENDED 3/31/97
--------------------------------------------
ONE YEAR                            (1.95)%
AVERAGE ANNUAL SINCE INCEPTION        1.95%

This chart assumes an initial gross investment of $10,000 made on 4/5/94 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Morgan Stanley EAFE Blended with Emerging Markets Free Index is composed of companies representative of the market structure of 20 developed European and Pacific Basin countries and 18 emerging market countries. The Index represents stock market trends by representing the evolution of an unmanaged portfolio comprising a broad selection of domestically listed companies. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries. The Morgan Stanley EAFE Index represents 90% of the benchmark; the Morgan Stanley Emerging Markets Free Index, 10%.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

Several growth stocks faltered in the fiscal year and were punished by the market, continuing a trend seen here in the U.S. The share price of companies that missed analysts' estimates usually dropped before investors had time to react. Such corrections are typically characteristic of late phases of a bull market. Some of these have since been replaced in the portfolio.

The Fund underperformed its benchmark last year primarily because of our overweight in Japan and stock selection in Europe. Several Asian growth stocks declined in markets such as Indonesia, India and Singapore, putting further pressure on the Fund.

The Fund's primary focus for this year will be to select stocks that have an above-average profile of earnings relative to their local market. That company-specific approach presently leads us to continue to underweight Japan, be wary of Europe and overweight the emerging markets countries.

Arthur Williams, IV
Portfolio Manager

 INVESTORS ARE REMINDED THAT, WHILE INVESTING GLOBALLY CAN BE REWARDING, INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN RISKS AND CONSIDERATIONS IN ADDITION TO THOSE INHERENT WITH INVESTING IN U.S. COMPANIES, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY.


                                TECHNOLOGY FUND

Driven by strong demand for personal computers and for communications-related equipment, technology stocks continued to experience well above-average growth during the past year. The Fund benefited from this trend as its performance outpaced the benchmark (Morgan Stanley High-Technology 35 Index) by a wide margin. Our returns for fiscal 1998 may be impacted by investors' evolving perceptions about the growth prospects for the technology industry relative to the overall market. Fears of lost leadership or pull backs due to higher interest rates could provide very attractive buying opportunities in the high-growth companies we favor.

                         4/1/96     6/30/96     9/30/96   12/31/96    3/31/97
TECHNOLOGY FUND         $10,000     $10,814     $12,288    $13,249    $12,082
Morgan Stanley High-
   Technology 35 Index  $10,000     $10,276     $11,154    $12,126    $11,232
S&P 500(R) Stock Index  $10,000     $10,450     $10,772    $11,670    $11,983

TOTAL RETURN
FOR THE PERIOD ENDED 3/31/97
--------------------------------------------
SINCE INCEPTION                      20.82%

This chart assumes an initial gross investment of $10,000 made on 4/1/96 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Morgan Stanley High-Technology 35 Index is a broad-market technology indicator dedicated exclusively to the electronics-based technology sector. The 35 stocks in the Index include the most highly capitalized American companies drawn from nine technology subsectors: computer services/design software, server software, PC software and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems and semi-conductors. Capitalization ranges from $1 billion to $54 billion.

The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

John B. Leo
Portfolio Manager

STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 1997

MONEY MARKET FUNDS

                                                                                                       U.S.
                                                                         U.S.                         GOV'T.       CALIFORNIA
                                                                        GOV'T.       MUNICIPAL        SELECT       MUNICIPAL
                                                         MONEY          MONEY          MONEY          MONEY          MONEY
                                                         MARKET         MARKET         MARKET         MARKET         MARKET
AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA               FUND           FUND           FUND           FUND           FUND
--------------------------------------------              ----           ----           ----           ----           ----
ASSETS:
  Investments, at amortized cost                      $1,517,144       $226,181    $1,412,986       $174,156       $200,951
  Repurchase agreements, at cost which
     approximates market value                           101,000         88,981             -              -              -
  Cash                                                         -              -             -              -             87
  Income receivable                                        7,283            496        10,460             66          1,669
  Receivable for fund shares sold                         33,886          4,031        43,895          1,659          2,455
  Receivable from Adviser                                     37             10            30              9             14
  Deferred organization costs, net of
     accumulated amortization                                 55             21            62             10             10
  Prepaid and other assets                                    21             11            20              9              2
                                                      ----------     ----------    ----------     ----------     ----------
       Total Assets                                    1,659,426        319,731     1,467,453        175,909        205,188
                                                      ----------     ----------    ----------     ----------     ----------

LIABILITIES:
  Dividends payable                                        6,632          1,283         3,441            702            463
  Payable for fund shares redeemed                        45,168          4,091        42,424          1,048          3,680
  Payable for securities purchased                             -              -         1,198          5,964              -
  Accrued investment advisory fees                           106             21            94              7             10
  Accrued administration fees                                107             15            69             15              6
  Accrued transfer agent fees                                 27              5            24              3              3
  Accrued custody and accounting fees                          8              2            10              1              1
  Accrued registration fees and other
     liabilities                                             191             55           152             41             36
                                                      ----------     ----------    ----------     ----------     ----------
       Total Liabilities                                  52,239          5,472        47,412          7,781          4,199
                                                      ----------     ----------    ----------     ----------     ----------
  Net Assets                                          $1,607,187       $314,259    $1,420,041       $168,128       $200,989
                                                      ==========     ==========    ==========     ==========     ==========

ANALYSIS OF NET ASSETS:
  Capital stock                                       $1,607,109       $314,238    $1,419,997       $168,119       $200,980
  Accumulated undistributed net
     investment income                                        77             21           153             10              9
  Accumulated undistributed net
     realized gains (losses)                                   1              -         (109)            (1)              -
                                                      ----------     ----------    ----------     ----------     ----------
  Net Assets                                          $1,607,187       $314,259    $1,420,041       $168,128       $200,989
                                                      ==========     ==========    ==========     ==========     ==========

SHARES OUTSTANDING ($.0001 PAR VALUE,
  UNLIMITED AUTHORIZATION)                             1,607,182        314,259     1,420,080        168,128        200,989

NET ASSET VALUE, REDEMPTION AND
  OFFERING PRICE PER SHARE                                 $1.00          $1.00         $1.00          $1.00          $1.00


See Notes to the Financial Statements.

STATEMENTS OF OPERATIONS YEAR ENDED MARCH 31, 1997

MONEY MARKET FUNDS

                                                                                                       U.S.
                                                                         U.S.                         GOV'T.       CALIFORNIA
                                                                        GOV'T.       MUNICIPAL        SELECT       MUNICIPAL
                                                         MONEY          MONEY          MONEY          MONEY          MONEY
                                                         MARKET         MARKET         MARKET         MARKET         MARKET
AMOUNTS IN THOUSANDS                                      FUND           FUND           FUND           FUND           FUND
---------------------                                     ----           ----           ----           ----           ----
INVESTMENT INCOME:
  Interest income                                        $71,471        $13,162       $43,646         $6,400         $5,919
                                                      ----------     ----------    ----------     ----------     ----------

EXPENSES:
  Investment advisory fees                                 7,819          1,470         7,214            718            992
  Administration fees                                      1,955            367         1,803            179            247
  Transfer agent fees                                      1,299            244         1,199            119            165
  Custody and accounting fees                                320             90           280             61             72
  Registration fees                                          130             41           118             37             20
  Professional fees                                           40             21            38             19             19
  Amortization of organization costs                          27             10            31              4              4
  Trustees' fees and expenses                                 25              7            24              4              6
  Other                                                      139             96           133             17             24
                                                      ----------     ----------    ----------     ----------     ----------
  Total Expenses                                          11,754          2,346        10,840          1,158          1,549
     Less voluntary waivers of:
       Investment advisory fees                          (2,622)          (493)       (2,417)          (420)          (497)
       Administration fees                                 (790)          (149)         (728)          (155)          (166)
                                                      ----------     ----------    ----------     ----------     ----------
     Less: Reimbursement of expenses by Adviser          (1,196)          (361)       (1,097)          (107)          (144)
                                                      ----------     ----------    ----------     ----------     ----------
     Net Expenses                                          7,146          1,343         6,598            476            742
                                                      ----------     ----------    ----------     ----------     ----------
NET INVESTMENT INCOME                                     64,325         11,819        37,048          5,924          5,177
                                                      ----------     ----------    ----------     ----------     ----------
NET REALIZED GAINS (LOSSES) ON:
  Investments                                                  1              -         (109)            (1)              -
                                                      ----------     ----------    ----------     ----------     ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                        $64,326        $11,819       $36,939         $5,923         $5,177
                                                      ==========     ==========    ==========     ==========     ==========


See Notes to the Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS

MONEY MARKET FUNDS
                                                                                                     U.S. GOVERNMENT
                                                                MONEY MARKET                           MONEY MARKET
                                                                    FUND                                   FUND
                                                         --------------------------             --------------------------
                                                          YEAR                YEAR                YEAR                YEAR
                                                         ENDED               ENDED               ENDED               ENDED
                                                        MAR. 31,            MAR. 31,            MAR. 31,            MAR. 31,
AMOUNTS IN THOUSANDS                                      1997                1996                1997                1996
---------------------                                     ----                ----                ----                ----
OPERATIONS:
  Net investment income                                $   64,325          $   53,544          $   11,819          $   12,700
  Net realized gains (losses) on investments                    1                   -                   -                   -
                                                       ----------          ----------          ----------          ----------
     Net Increase in Net Assets Resulting
       from Operations                                     64,326              53,544              11,819              12,700
                                                       ----------          ----------          ----------          ----------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                           7,318,021           4,176,187           1,755,453           1,141,048
  Shares from reinvestment of dividends                     6,771               3,537               2,684                 979
  Shares redeemed                                     (6,779,419)         (4,012,194)         (1,650,983)         (1,162,463)
                                                       ----------          ----------          ----------          ----------
     Net Increase (Decrease) in Net Assets Resulting
       from Capital Share Transactions                    545,373             167,530             107,154            (20,436)
                                                       ----------          ----------          ----------          ----------
DISTRIBUTIONS PAID:
  From net investment income                             (64,325)            (53,540)            (11,819)            (12,702)
                                                       ----------          ----------          ----------          ----------
     Total Distributions Paid                            (64,325)            (53,540)            (11,819)            (12,702)
                                                       ----------          ----------          ----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   545,374             167,534             107,154            (20,438)

NET ASSETS:
  Beginning of year                                     1,061,813             894,279             207,105             227,543
                                                       ----------          ----------          ----------          ----------
  End of year                                          $1,607,187          $1,061,813            $314,259            $207,105
                                                       ==========          ==========          ==========          ==========
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME                                       $77                 $53                 $21                 $15
                                                       ==========          ==========          ==========          ==========




STATEMENTS OF CHANGES IN NET ASSETS

MONEY MARKET FUNDS (CONTINUED)

                                                                                      U.S. GOVERNMENT            CALIFORNIA
                                                                MUNICIPAL                 SELECT                  MUNICIPAL
                                                              MONEY MARKET             MONEY MARKET             MONEY MARKET
                                                                  FUND                     FUND                     FUND
                                                            -----------------       ------------------        -----------------
                                                            YEAR         YEAR        YEAR         YEAR        YEAR         YEAR
                                                            ENDED       ENDED        ENDED       ENDED        ENDED       ENDED
                                                          MAR. 31,     MAR. 31,    MAR. 31,     MAR. 31,    MAR. 31,     MAR. 31,
AMOUNTS IN THOUSANDS                                        1997         1996        1997         1996        1997         1996
---------------------                                       ----         ----        ----         ----        ----         ----
OPERATIONS:
  Net investment income                                $    37,048 $    34,519   $    5,924     $  5,207   $   5,177   $    5,021
  Net realized gains (losses) on investments                 (109)           -          (1)            -           -            -
                                                       ----------- -----------   ----------   ----------  ----------   ----------

     Net Increase in Net Assets Resulting
       from Operations                                      36,939      34,519        5,923        5,207       5,177        5,021
                                                       ----------- -----------   ----------   ----------  ----------   ----------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                            6,319,359   4,716,758      483,126      522,583   1,517,961      585,989
  Shares from reinvestment of dividends                      2,651       1,505        2,092        1,579         337           85
  Shares redeemed                                      (6,004,649) (4,543,236)    (402,489)    (520,924) (1,482,396)    (582,282)
                                                       ----------- -----------   ----------   ----------  ----------   ----------

     Net Increase (Decrease) in Net Assets Resulting
       from Capital Share Transactions                     317,361     175,027       82,729        3,238      35,902        3,792
                                                       ----------- -----------   ----------   ----------  ----------   ----------

DISTRIBUTIONS PAID:
  From net investment income                              (37,048)    (34,504)      (5,924)      (5,207)     (5,177)      (5,042)
                                                       ----------- -----------   ----------   ----------  ----------   ----------

     Total Distributions Paid                             (37,048)    (34,504)      (5,924)      (5,207)     (5,177)      (5,042)
                                                       ----------- -----------   ----------   ----------  ----------   ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                    317,252     175,042       82,728        3,238      35,902        3,771

NET ASSETS:
  Beginning of year                                      1,102,789     927,747       85,400       82,162     165,087      161,316
                                                       ----------- -----------   ----------   ----------  ----------   ----------
  End of year                                           $1,420,041  $1,102,789     $168,128      $85,400    $200,989     $165,087
                                                       =========== ===========   ==========   ==========  ==========   ==========

ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME                                       $153        $106          $10           $6          $9           $6
                                                       =========== ===========   ==========   ==========  ==========   ==========

See Notes to the Financial Statements.


FINANCIAL HIGHLIGHTS

MONEY MARKET FUNDS

                                                                                                         U.S. GOVERNMENT
                                                                     MONEY MARKET                         MONEY MARKET
                                                                         FUND                                 FUND
                                                           --------------------------------     ---------------------------------
                                                            YEAR         YEAR       PERIOD        YEAR        YEAR        PERIOD
                                                            ENDED       ENDED        ENDED       ENDED        ENDED       ENDED
                                                          MAR. 31,     MAR. 31,    MAR. 31,     MAR. 31,    MAR. 31,     MAR. 31,
                                                            1997         1996        1995<F1>     1997        1996        1995<F1>
-------------------------                                   ----         ----        ----         ----        ----         ----
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00       $1.00        $1.00        $1.00       $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.05        0.05         0.04         0.05        0.05         0.04
                                                       ----------- -----------   ----------   ----------  ----------   ----------

LESS DISTRIBUTIONS PAID:
  From net investment income                                (0.05)      (0.05)       (0.04)       (0.05)      (0.05)       (0.04)
                                                       ----------- -----------   ----------   ----------  ----------   ----------

NET ASSET VALUE, END OF PERIOD                               $1.00       $1.00        $1.00        $1.00       $1.00        $1.00
                                                       =========== ===========   ==========   ==========  ==========   ==========

TOTAL RETURN                                                 5.05%       5.57%        4.55%        4.93%       5.46%        4.47%
SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period               $1,607,187  $1,061,813     $894,279     $314,259    $207,105     $227,543
  Ratio to average net assets of: <F4>
     Expenses, net of waivers and reimbursements             0.55%       0.49%        0.45%        0.55%       0.49%        0.45%
     Expenses, before waivers and reimbursements             0.90%       0.91%        0.96%        0.96%       0.94%        1.01%
     Net investment income, net of waivers and
       reimbursements                                        4.94%       5.42%        4.94%        4.82%       5.33%        4.93%
     Net investment income, before waivers and
       reimbursements                                        4.59%       5.00%        4.43%        4.41%       4.88%        4.37%




FINANCIAL HIGHLIGHTS

MONEY MARKET FUNDS (CONTINUED)

                                                                                                         U.S. GOVERNMENT
                                                                      MUNICIPAL                              SELECT
                                                                     MONEY MARKET                         MONEY MARKET
                                                                         FUND                                 FUND
                                                          ---------------------------------     --------------------------------
                                                            YEAR         YEAR       PERIOD        YEAR        YEAR        PERIOD
                                                            ENDED       ENDED        ENDED       ENDED        ENDED       ENDED
                                                          MAR. 31,     MAR. 31,    MAR. 31,     MAR. 31,    MAR. 31,     MAR. 31,
                                                            1997         1996        1995<F1>     1997        1996        1995<F2>
------------------------                                    ----         ----        ----         ----        ----         ----
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00       $1.00        $1.00        $1.00       $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.03        0.03         0.03         0.05        0.05         0.02
                                                       ----------- -----------   ----------   ----------  ----------   ----------

LESS DISTRIBUTIONS PAID:
  From net investment income                                (0.03)      (0.03)       (0.03)       (0.05)      (0.05)       (0.02)
                                                       ----------- -----------   ----------   ----------  ----------   ----------

NET ASSET VALUE, END OF PERIOD                               $1.00       $1.00        $1.00        $1.00       $1.00        $1.00
                                                       =========== ===========   ==========   ==========  ==========   ==========

TOTAL RETURN                                                 3.14%       3.54%        2.90%        5.07%       5.55%        1.75%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period               $1,420,041  $1,102,789     $927,747     $168,128     $85,400      $82,162
  Ratio to average net assets of:<F4>
     Expenses, net of waivers and reimbursements             0.55%       0.49%        0.45%        0.40%       0.33%        0.30%
     Expenses, before waivers and reimbursements             0.90%       0.91%        0.95%        0.97%       1.00%        1.32%
     Net investment income, net of waivers and
       reimbursements                                        3.08%       3.46%        3.10%        4.95%       5.43%        5.84%
     Net investment income, before waivers and
       reimbursements                                        2.73%       3.04%        2.60%        4.38%       4.76%        4.82%



FINANCIAL HIGHLIGHTS

MONEY MARKET FUNDS (CONTINUED)
                                                                      CALIFORNIA
                                                                      MUNICIPAL
                                                                     MONEY MARKET
                                                                         FUND
                                                              ----------------------------
                                                            YEAR         YEAR       PERIOD
                                                            ENDED       ENDED        ENDED
                                                          MAR. 31,     MAR. 31,    MAR. 31,
                                                            1997         1996        1995<F3>
------------------------                                    ----         ----        ----
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00       $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.03        0.04         0.01
                                                        ----------  ----------   ----------
LESS DISTRIBUTIONS PAID:
  From net investment income                                (0.03)      (0.04)       (0.01)
                                                        ----------  ----------   ----------

NET ASSET VALUE, END OF PERIOD                               $1.00       $1.00        $1.00
                                                        ==========  ==========   ==========

TOTAL RETURN                                                 3.19%       3.63%        1.27%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period               $ 200,989    $165,087     $161,316
  Ratio to average net assets of:<F4>
     Expenses, net of waivers and reimbursements             0.45%       0.39%        0.35%
     Expenses, before waivers and reimbursements             0.94%       0.94%        1.07%
     Net investment income, net of waivers and
       reimbursements                                        3.13%       3.55%        3.78%
     Net investment income, before waivers and
       reimbursements                                        2.64%       3.00%        3.06%

<F1>  Commenced investment operations on April 11, 1994.
<F2>  Commenced investment operations on December 12, 1994.
<F3>  Commenced investment operations on November 29, 1994.
<F4>  Annualized for periods less than a full year.

See Notes to the Financial Statements.


SCHEDULES OF INVESTMENTS MARCH 31, 1997

MONEY MARKET FUND

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                       --------

                 CERTIFICATES OF DEPOSIT - 19.6%

                 DOMESTIC CERTIFICATES OF DEPOSIT - 3.5%
     $18,000     Bankers Trust, New York Corp.,
                 5.30%, 5/29/97                                     $18,000
      10,000     First Alabama Bank,
                 5.48%, 7/8/97                                       10,000
                 First Tennessee Bank
      14,000        5.40%, 4/29/97                                   14,000
      15,000        5.42%, 6/5/97                                    15,000
                                                                   --------
                                                                     57,000
                                                                   --------

                 FOREIGN CERTIFICATES OF DEPOSIT - 16.1%
      25,000     ABN-Amro Bank,
                 New York Branch, 5.66%, 4/17/97                     25,000
      32,000     Abbey National PLC, London Branch,
                 5.48%, 4/15/97                                      32,000
      30,000     Bank of Scotland, London Branch,
                 5.42%, 6/5/97                                       30,000
       5,000     Bank of Tokyo-Mitsubishi, London Branch,
                 5.46%, 4/7/97                                        5,000
      13,000     Bank of Tokyo-Mitsubishi, New York
                 Branch, 5.80%, 6/24/97                              12,997
       9,000     Barclays Bank, New York Branch,
                 5.70%, 4/10/97                                       8,999
      20,000     Cariplo, London Branch, 5.36%, 4/1/97               20,000
      20,000     Deutsche Bank, New York Branch,
                 5.37%, 5/12/97                                      19,999
                 Landesbank Hessen - Thueringen
                 Girozentrale
       5,000        6.06%, 6/13/97                                    4,999
       7,000        5.62%, 9/11/97                                    7,013
      20,000     Norinchukin Bank, New York Branch,
                 5.47%, 4/14/97                                      20,000
                 Sanwa Bank, London Branch
      10,000        5.59%, 4/30/97                                   10,000
      10,000        5.56%, 5/12/97                                   10,000
                 Societe Generale, New York Branch
       4,000        5.66%, 4/14/97                                    4,000
       6,000        5.90%, 1/13/98                                    5,996
      10,000        5.91%, 3/3/98                                     9,997
      22,000     Sumitomo Bank, Los Angeles Branch,
                 5.49%, 5/28/97                                      22,000


   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                       --------
                 FOREIGN CERTIFICATES OF DEPOSIT -
                 16.1% (CONT'D.)
                 Sumitomo Bank, New York Branch
     $ 5,000        5.56%, 5/6/97                                  $  5,000
       5,000        5.54%, 5/14/97                                    5,000
                                                                   --------
                                                                    258,000
                                                                   --------

                 Total Certificates of Deposit
                 (cost $315,000)                                    315,000
                                                                   --------


                 COMMERCIAL PAPER - 49.7%

                 ASSET BACKED SECURITIES - 11.5%
      12,400     Cooperative Association of Tractor
                 Dealers, Inc., 5.455%, 4/23/97                      12,359
      10,000     Galicia Funding Corp.,
                 5.423%, 5/30/97                                      9,912
       8,526     GE Engine Receivables 1995-1 Trust,
                 5.735%, 4/14/97                                      8,526
       6,000     Lexington Parker Capital Company LLC,
                 5.458%, 4/22/97                                      5,981
                 ROSE, Inc.
      59,490        5.394%, 4/28/97                                  59,251
       5,000        5.414%, 5/28/97                                   4,958
      10,000        5.706%, 5/28/97                                   9,911
      15,000     SALTS (II) Cayman Islands Corp.,
                 5.613%, 6/19/97                                     15,000
      30,000     SALTS (III) Cayman Islands Corp.,
                 5.788%, 7/23/97                                     30,000
       3,300     Sheffield Receivables Corp.,
                 5.473%, 4/2/97                                       3,300
      10,000     Special Purpose Accounts Receivable
                 Cooperative Corp.,
                 5.803%, 4/25/97                                      9,961
      15,000     Variable Funding Capital,
                 5.828%, 4/30/97                                     14,930
                                                                   --------
                                                                    184,089
                                                                   --------

                 BROKERAGE SERVICES - 5.7%
                 Morgan Stanley Group, Inc.
      14,000        6.751%, 4/1/97                                   14,000
       8,000        5.41%, 5/5/97                                     7,960
      25,000        5.416%, 5/23/97                                  24,806
      45,000     Smith Barney, Inc.,
                 5.374%, 4/3/97                                      44,987
                                                                   --------
                                                                     91,753
                                                                   --------

SCHEDULES OF INVESTMENTS MARCH 31, 1997

MONEY MARKET FUND (continued)

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                       --------
                 BUSINESS SERVICES - 1.9%
     $30,000     Sanwa Business Credit Corp.,
                 5.429%, 4/7/97                                     $29,973
                                                                   --------

                 COMMUNICATIONS - 3.9%
                 GTE Corp.
      10,000        5.364%, 4/3/97                                    9,997
      15,000        5.365%, 4/4/97                                   14,993
       5,535        5.363%, 4/10/97                                   5,528
                 NYNEX Corp.
       5,000        5.696%, 4/25/97                                   4,981
       5,000        5.68%, 4/29/97                                    4,978
      18,000        5.397%, 5/9/97                                   17,898
       5,000        5.693%, 5/13/97                                   4,967
                                                                   --------
                                                                     63,342
                                                                   --------

                 DOMESTIC DEPOSITORY INSTITUTIONS - 1.3%
      20,000     NationsBank Corp.,
                 5.425%, 4/9/97                                      19,976
                                                                   --------

                 FOOD AND BEVERAGES - 1.9%
                 Cofco Capital Corp.
      20,000        5.39%, 4/29/97                                   19,917
      10,000        5.388%, 5/9/97                                    9,944
                                                                   --------
                                                                     29,861
                                                                   --------

                 FOREIGN DEPOSITORY INSTITUTIONS - 4.3%
      15,000     BCI Funding Corp.,
                 5.412%, 5/21/97                                     14,889
                 HSBC Americas, Inc.
      15,000        5.507%, 5/2/97                                   14,930
      10,000        5.475%, 5/30/97                                   9,912
      10,000     Indosuez North America, Inc.,
                 5.399%, 5/6/97                                       9,948
       5,000     Nacional Financiera, S.N.C.,
                 5.413%, 5/2/97                                       4,977
       5,000     Spintab-Swedmortgage AB,
                 5.402%, 5/12/97                                      4,970
      10,000     Swedbank, Inc.,
                 5.441%, 4/18/97                                      9,975
                                                                   --------
                                                                     69,601
                                                                   --------

                 HEALTH SERVICES - 1.2%
      20,000     Columbia/HCA Healthcare Corp.,
                 5.446%, 4/24/97                                     19,931
                                                                   --------


   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                       --------
                 NONDEPOSITORY BUSINESS
                 CREDIT INSTITUTIONS - 5.9%
     $38,867     American Express Credit,
                 6.501%, 4/1/97                                    $ 38,867
                 Finova Capital Corp.
      10,000        5.421%, 5/28/97                                   9,915
       5,000        5.413%, 5/29/97                                   4,957
       7,605        5.472%, 6/25/97                                   7,508
      15,000     Heller Financial,
                 5.661%, 6/17/97                                     14,821
      18,700     Vehicle Services America Ltd.,
                 5.383%, 5/28/97                                     18,543
                                                                   --------
                                                                     94,611
                                                                   --------

                 NONDEPOSITORY PERSONAL
                 CREDIT INSTITUTIONS - 1.1%
      17,974     Nationwide Building Society,
                 5.489%, 4/24/97                                     17,913
                                                                   --------

                 TRANSPORTATION PARTS AND
                 EQUIPMENT - 10.4%
                 Chrysler Financial Corp.
       2,100        5.428%, 4/4/97                                    2,099
       7,500        5.376%, 4/8/97                                    7,492
      20,000        5.38%, 4/29/97                                   19,917
      15,000        5.662%, 5/1/97                                   14,930
      15,000        5.402%, 5/19/97                                  14,893
      15,000        5.687%, 6/10/97                                  14,831
                 Ford Credit Canada Ltd.
      10,000        5.378%, 4/16/97                                   9,978
      20,000        5.40%, 5/5/97                                    19,899
      19,000        5.407%, 5/15/97                                  18,876
                 General Motors Acceptance Corp.
      10,000        5.467%, 5/1/97                                    9,956
      15,000        5.552%, 7/1/97                                   14,795
      10,000     Mitsubishi Motors Credit of America, Inc.,
                    5.494%, 4/10/97                                   9,986
      10,000     PHH Corp.,
                    5.396%, 4/8/97                                    9,990
                                                                   --------
                                                                    167,642
                                                                   --------

                 WHOLESALE TRADE - DURABLE GOODS - 0.6%
      10,000     Sinochem American Holdings, Inc.,
                 5.572%, 4/16/97                                      9,977
                                                                   --------

                 Total Commercial Paper
                 (cost $798,669)                                    798,669
                                                                   --------


SCHEDULES OF INVESTMENTS MARCH 31, 1997

MONEY MARKET FUND (continued)

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                       --------
                 CORPORATE BONDS - 9.8%

     $25,000     Associates Corporation N.A.,
                 5.57%, 3/2/98                                     $ 24,983
      25,000     Boatmen's National Bank of
                 St. Louis, FMTN, 5.43%, 6/17/97                     25,000
       7,250     Chapel Oaks, Inc., 5.75%, 4/1/97                     7,250
      15,000     Fifth Third Bank, Cincinnati, Ohio,
                 5.43%, 6/10/97                                      15,000
      25,000     Huntington National Bank, Columbus,
                 6.116%, 7/8/97                                      25,000
      11,000     John Deere Capital Corp.,
                 5.488%, 6/30/97                                     11,010
      30,000     Key Bank N.A.,
                 5.363%, 3/19/98                                     29,987
      19,000     Physicians Plus Medical Group,
                 5.90%, 4/1/97                                       19,000
                                                                   --------

                 Total Corporate Bonds
                 (cost $157,230)                                    157,230
                                                                   --------

                 EURODOLLAR TIME DEPOSITS - 7.8%

      25,000     Banque Brussels Lambert, Grand
                 Cayman Islands, 7.00%, 4/1/97                       25,000
      30,000     Banque Paribas Lambert, Grand
                 Cayman Islands, 6.50%, 4/1/97                       30,000
      10,000     Credit Agricole, Grand Cayman Islands,
                 6.50%, 4/1/97                                       10,000
      40,000     Republic National Bank of New York,
                 7.00%, 4/1/97                                       40,000
      20,000     Societe Generale, Grand Cayman Islands,
                 7.00%, 4/1/97                                       20,000
                                                                   --------

                 Total Eurodollar Time Deposits
                 (cost $125,000)                                    125,000
                                                                   --------

                 GUARANTEED INVESTMENT
                 CONTRACTS - 3.1%

      25,000     General American Life Insurance Co.,
                 5.58%, 4/23/97                                      25,000
      10,000     Integrity Life Insurance Co.,
                 5.76%, 4/1/97                                       10,000

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                       --------
                 GUARANTEED INVESTMENT
                 CONTRACTS - 3.1% (CONT'D.)

    $ 15,000     Transamerica Life Insurance
                 and Annuity Co., 5.438%, 3/20/98                 $  15,000
                                                                   --------

                 Total Guaranteed Investment Contracts
                 (cost $50,000)                                      50,000
                                                                   --------

                 MUNICIPAL INVESTMENTS - 4.4%

      14,000     Flint, Michigan Hospital Building Authority,
                 5.721%, 4/1/97                                      14,000
       3,900     Health Insurance Plan of Greater
                 New York, 5.60%, 4/1/97                              3,900
       8,930     Minneapolis-St. Paul Metro Airport
                 Taxable G.O. Bonds, 5.538%, 7/1/97                   8,930
      12,500     New Jersey Economic Development
                 Authority, 5.688%, 5/1/97                           12,500
       8,500     Seattle, Washington Ltd. Tax G.O.,
                 5.60%, 4/2/97                                        8,500
      20,215     State of Texas-Veterans Land Bond,
                 5.538%, 6/1/97                                      20,215
       3,200     Waukesha, Wisconsin Health Systems,
                 Inc., 5.80%, 4/1/97                                  3,200
                                                                   --------

                 Total Municipal Investments
                 (cost $71,245)                                      71,245
                                                                   --------

                 REPURCHASE AGREEMENT - 6.3%

     101,000     SBC Capital Markets, dated 3/31/97,
                 repurchase price $101,018 (Colld. by U.S.
                 Government Securities), 6.50%, 4/1/97
                 (cost $101,000)                                    101,000
                                                                   --------

                 Total Investments - 100.7%
                 (cost $1,618,144)                                1,618,144

                 Liabilities less Other Assets - (0.7)%            (10,957)
                                                                   --------

                 NET ASSETS - 100.0%                             $1,607,187
                                                                 ==========


See Notes to the Financial Statements.



SCHEDULES OF INVESTMENTS MARCH 31, 1997

U.S. GOVERNMENT MONEY MARKET FUND

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                       --------
                 U.S. GOVERNMENT AGENCIES - 72.0%

         FEDERAL FARM CREDIT BANK - 1.3%
    $  4,000     FFCB Discount Note,
                 5.285%, 5/23/97                                   $  3,970
                                                                   --------

         FEDERAL HOME LOAN BANK - 18.7%
                 FHLB Discount Notes
      20,000        5.407%, 4/9/97                                   19,977
      12,000        5.284%, 5/8/97                                   11,936
       9,000        5.537%, 5/22/97                                   8,930
       2,160        5.32%, 5/29/97                                    2,142
      10,000        5.297%, 8/26/97                                   9,789
       6,000        5.446%, 9/2/97                                    5,866
                                                                   --------
                                                                     58,640
                                                                   --------

                 FEDERAL HOME LOAN MORTGAGE
                 CORPORATION - 27.6%
                 FHLMC Discount Notes
      10,000        5.525%, 4/30/97                                   9,904
      27,478        5.303%, 5/6/97                                   27,338
      20,000        5.338%, 5/23/97                                  19,848
       5,000        5.331%, 5/30/97                                   4,957
      10,000        5.368%, 6/5/97                                    9,956
      10,000        5.348%, 6/6/97                                    9,904
       5,000        5.418%, 6/13/97                                   4,946
                                                                   --------
                                                                     86,853
                                                                   --------

                 FEDERAL NATIONAL MORTGAGE
                 ASSOCIATION - 15.7%
         FNMA Discount Notes - 11.5%
       6,500        5.379%, 4/4/97                                    6,497
      10,000        5.32%, 4/16/97                                    9,978
       5,000        5.32%, 4/23/97                                    4,984
       5,000        5.344%, 6/13/97                                   4,947
      10,000        5.413%, 7/30/97                                   9,824
                                                                   --------
                                                                     36,230
                                                                   --------
         FNMA FRN - 1.6%
       5,000        5.338%, 2/13/98                                   4,997
                                                                   --------

         FNMA MTN - 2.6%
       7,000        5.281%, 4/22/97                                   7,005
         990        5.679%, 8/8/97                                      990
                                                                   --------
                                                                      7,995
                                                                   --------
                                                                     49,222
                                                                   --------

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                       --------
                 OVERSEAS PRIVATE INVESTMENT CO. - 5.7%
     $18,000     FRN, 5.68%, 4/7/97                               $  18,000
                                                                   --------

                 STUDENT LOAN MARKETING
                 ASSOCIATION - 3.0%
       7,500     SLMA Discount Note,
                 5.521%, 2/25/98                                      7,496
       2,000     SLMA FRN, 5.51%, 9/3/97                              1,999
                                                                   --------
                                                                      9,495
                                                                   --------

                 Total U.S. Government Agencies
                 (cost $226,180)                                    226,180
                                                                   --------

     NUMBER
   OF SHARES
      (000S)
  ----------

                 OTHER - 0.0%

           1     Dreyfus Prime Money Market Fund
                 (cost $1)                                                1
                                                                   --------

   PRINCIPAL
      AMOUNT
      (000S)
  ----------

                 REPURCHASE AGREEMENTS - 28.3%

    $  9,981     J.P. Morgan Securities, Inc.,
                 dated 3/31/97, repurchase price $10,043
                 (Colld. by U.S. Government Securities),
                 5.75%, 4/1/97                                        9,981
      79,000     SBC Capital Markets, dated 3/31/97,
                 repurchase price $79,783
                 (Colld. by U.S. Government Securities),
                 6.50%, 4/1/97                                       79,000
                                                                   --------

                 Total Repurchase Agreements
                 (cost $88,981)                                      88,981
                                                                   --------

                 Total Investments - 100.3%
                 (cost $315,162)                                    315,162

                 Liabilities less Other Assets - (0.3)%               (903)
                                                                   --------

                 NET ASSETS - 100.0%                               $314,259
                                                                   ========



See Notes to the Financial Statements.



SCHEDULES OF INVESTMENTS MARCH 31, 1997

MUNICIPAL MONEY MARKET FUND

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                       --------
                 MUNICIPAL INVESTMENTS - 99.1%

                 ALABAMA - 1.1%
   $     700     City of Greenville IDR VRDN,
                 Series: 1992, Allied-Signal Project
                 (FMC Corp. Gtd.), 3.65%, 4/7/97                   $    700
       2,800     City of Selma IDR VRDN,
                 Series: 1996 A, Meadowcraft, Inc.
                 (NationsBank LOC), 3.70%, 4/7/97                     2,800
       2,800     City of Stevenson Environment
                 Improvment IDR VRDN,
                 Series: 1996 (AMT), Mead Corp. Project
                 (Soc Gen LOC), 3.90%, 4/1/97                         2,800
       9,300     County of Phenix Environment
                 Improvement IDR VRDN,
                 Series: 1990 A (AMT), Mead Corp. Project
                 (Sumitomo Bank Ltd. LOC),
                 3.95%, 4/1/97                                        9,300
                                                                   --------
                                                                     15,600
                                                                   --------

                 ALASKA - 1.1%
       5,000     Alaska Industrial Development and
                 Export Authority, Series: 1996 B (AMT)
                 (Seafirst Bank LOC), 3.50%, 4/7/97                   5,000
      11,000     Valdez Marine Terminal Revenue VRDN,
                 Series: 1994 B, ARCO Transportation
                 Project (Atlantic Richfield Co. Gtd.),
                 3.55%, 4/7/97                                       11,000
                                                                   --------
                                                                     16,000
                                                                   --------

                 ARIZONA - 0.7%
       1,400     County of Apache IDR VRDN,
                 Imperial Components, Inc. Project
                 (Harris Trust & Savings Bank LOC),
                 3.65%, 4/7/97                                        1,400
       7,000     County of Maricopa PCR VRDN,
                 Series: A, El Paso Electric Project
                 (Westpac Banking Corp. LOC),
                 3.60%, 4/7/97                                        7,000
       2,200     Special Fund of the Industrial
                 Commission of Arizona CP,
                 3.50%, 5/22/97                                       2,200
                                                                   --------
                                                                     10,600
                                                                   --------



   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 ARKANSAS - 0.4%
    $  3,250     City of Lowell IDR VRDN, Series: 1996,
                 Little Rock Newspapers, Inc. Project
                 (Bank of New York LOC), 3.55%, 4/7/97             $  3,250
       2,200     City of West Memphis IDR VRDN,
                 Proform Co. LLC Project
                 (First Bank LOC), 3.65%, 4/7/97                      2,200
                                                                   --------
                                                                      5,450
                                                                   --------

                 CALIFORNIA - 4.7%
       7,500     California School Cash Reserve Program
                 Authority TRAN, Series: 1996 A
                 (MBIA Insured), 4.75%, 7/2/97                        7,513
      10,000     California Statewide Community
                 Development Authority TRAN, Series: A
                 (Colld. by FSA Insurance Policy),
                 4.75%, 6/30/97                                      10,017
       2,500     City and County of San Francisco VRDN,
                 Series: C-6, 3.51%, 4/7/97                           2,500
       2,746     City of Los Angeles IDR VRDN,
                 Series: BTP-129 (Colld. by U.S. Government
                 Securities), 3.62%, 6/9/97                           2,746
       3,000     City of Santa Rosa High School District
                 TRAN, Series: 1996-1997, 4.50%, 7/3/97               3,003
       9,100     County of Irvine Ranch Water District
                 VRDN, Series: 1993 B, Districts 2, 102, 103,
                 106, 3(203) & 206 (Morgan Guaranty Trust
                 Co. LOC), 3.70%, 4/1/97                              9,100
       1,500     County of Los Angeles Metropolitan
                 Transportation Authority VRDN,

                 Union Station Project, Soc Gen Trust SGB-2
                 (FSA Insured), 3.40%, 4/7/97                         1,500
       3,800     County of Orange VRDN, Aliso Creek
                 Project B (First Interstate Bancorp LOC),
                 3.55%, 4/7/97                                        3,800
       5,400     County of Riverside Housing Authority
                 VRDN, Series: 1989 B, Amanda Park
                 Apartments Project (Fuji Bank LOC),
                 4.16%, 4/7/97                                        5,400
         400     County of Sacramento VRDN,
                 Multifamily Housing, Series: 1985 C
                 (Dai-Ichi Kangyo Bank LOC),
                 3.45%, 4/15/97                                         400



SCHEDULES OF INVESTMENTS MARCH 31, 1997

MUNICIPAL MONEY MARKET FUND (continued)

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 CALIFORNIA - 4.7% (CONT'D.)
                 State of California G.O. Bond
                 (FGIC Insured)
    $  1,700        Series: CR-152, 3.51%, 4/7/97                  $  1,700
       2,000        Series: CR-153, 3.51%, 4/7/97                     2,000
       5,500     State of California G.O. Bond,
                 Series: A3 (First Chicago Bank LOC),
                 3.75%, 4/7/97                                        5,500
                 State of California RAN
       6,500        Series: A, 4.50%, 6/30/97                         6,508
       5,200        Series: B, 3.49%, 6/30/97                         5,200
                                                                   --------
                                                                     66,887
                                                                   --------

                 COLORADO - 1.7%
                 City and County of Denver Transportation
                 Community Paperies Airport System
                 VRDN (Sanwa Bank LOC)
       2,675        Series: 1990 D, 3.65%, 4/4/97                     2,675
       7,325        Series: 1990 E, 3.65%, 4/4/97                     7,325
       5,000     Colorado HFA VRDN, Metal Sales
                 Manufacturing Corp. Project,
                 3.70%, 4/7/97                                        5,000
       9,900     Colorado HFA SFM VRDN,
                 Series: 1996 C-1, 3.71%, 4/7/97                      9,900
                                                                   --------
                                                                     24,900
                                                                   --------

                 DELAWARE - 0.5%
       1,325     State of Delaware Economic Development
                 Authority PCR VRDN, Allied-Signal Corp.
                 Project (FMC Corp. Gtd.), 3.65%, 4/7/97              1,325
       5,500     State of Delaware Economic Development
                 Authority, Series: 1996-A, Ciba Geigy
                 Corp. Project, 4.25%, 4/1/97                         5,500
                                                                   --------
                                                                      6,825
                                                                   --------

                 DISTRICT OF COLUMBIA - 1.4%
                 District of Columbia Metro Airport
                 Authority, Passenger Facility CP
      15,000        3.65%, 5/20/97                                   15,000
       5,000        3.70%, 8/18/97                                    5,000
                                                                   --------
                                                                     20,000
                                                                   --------

                 FLORIDA - 5.5%
       2,700     County of Broward HFA,
                 Landings Inverrary Apartment Project
                 (Colld. by Westinghouse Credit Corp.),
                 3.55%, 4/1/97                                        2,700

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 FLORIDA - 5.5% (CONT'D.)
    $  2,350     County of Dade Resource Recovery Facility
                 Refunding Revenue Bond, Series: 1996
                 (AMT) (AMBAC Insured), 4.00%, 10/1/97             $  2,350
       4,950     County of Duval HFA Mortgage Revenue
                 VRDN, Series: 1996-3A (AMT), Clipper
                 Trust Certificate, 3.46%, 4/7/97                     4,950
      24,900     County of Highlands Health Facilities
                 VRDN, Series: 1996 B, Adventist Health
                 System, 3.50%, 4/7/97                               24,900
       8,860     Florida State Board of Education Capital
                 Outlay VRDN, BTP-52 ADP Class B,
                 3.60%, 4/7/97                                        8,860
      13,000     Florida State Board of Education G.O. Bond,
                 Series: 1989 A, Eagle Trust, 3.65%, 6/1/97          13,000
       1,400     Florida State Board of Education VRDN,
                 Series: 1994 E, Eagle Trust, 3.61%, 4/7/97           1,400
      13,120     IBM Tax-Exempt Grantor Trust,
                 Merrill P-Floats, Series: 1996 PL-3A,
                 3.65%, 4/7/97                                       13,120
       7,585     State of Florida Department of
                 Environmental Protection VRDN, Series:
                 1994 A  BTP-64 (MBIA Insured),
                 3.60%, 4/7/97                                        7,585
                                                                   --------
                                                                     78,865
                                                                   --------

                 GEORGIA - 2.5%
       2,550     County of Burke Development Authority
                 PCR VRDN, Georgia Power Co., Plant
                 Vogtle Project, 3.80%, 4/1/97                        2,550
       5,300     County of Clayton Development Authority
                 IDR, Blue Circle Aggregates, Inc. Project
                 (Denmark Danske Bank LOC),
                 3.65%, 4/7/97                                        5,300
       4,300     County of DeKalb Development
                 Authority PCR VRDN, General Motors
                 Corp., 3.60%, 4/7/97                                 4,300
       5,200     County of DeKalb Housing Authority
                 Revenue VRDN, Series: 1995, Cedar Creek
                 Apartment Project (General Electric Capital
                 Corp. LOC), 3.55%, 4/7/97 <F1>                       5,200
       1,400     County of Elbvert Development Authority
                 IDR VRDN, Series: 1992, Allied-Signal
                 Project (FMC Corp. Gtd.), 3.65%, 4/7/97              1,400
       2,200     Georgia HFA Mortgage TOB (AMT),
                 Conventional Mortgage, Various Programs,
                 3.65%, 6/1/97                                        2,200



SCHEDULES OF INVESTMENTS MARCH 31, 1997

MUNICIPAL MONEY MARKET FUND (continued)

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 GEORGIA - 2.5% (CONT'D.)
     $15,100     Georgia Municipal Gas Authority,
                 Series: A, Gas Portfolio II Project
                 (Morgan Guaranty Trust LOC),
                 3.45%, 4/7/97                                      $15,100
                                                                   --------
                                                                     36,050
                                                                   --------

                 IDAHO - 0.4%
       5,700     Idaho Health Facilities Authority VRDN,
                 Series: 1995, St. Luke's Medical Center
                 Project, 3.85%, 4/1/97                               5,700
                                                                   --------

                 ILLINOIS - 8.9%
       3,000     City of Chicago Board of Education
                 FRN, School Reform Equipment
                 Acquisition, 4.10%, 12/1/97                          3,007
       2,700     City of Chicago IDR, Series: B,
                 Guernsey Bel, Inc. Project (Harris Trust
                 & Savings Bank LOC), 3.65%, 4/7/97                   2,700
       4,000     City of Chicago  Midway Airport
                 Revenue VRDN, Series: 1995 (AMT),
                 American Trans Air, Inc. Project (National
                 Bank of Detroit LOC), 3.65%, 4/7/97                  4,000
      17,420     City of Chicago O'Hare International
                 Airport Revenue VRDN, Series: A,
                 General Airport Lien, 3.50%, 4/1/97                 17,420
       2,500     City of Chicago O'Hare International
                 Airport Revenue VRDN, Series: 1988 A
                 (AMT) (Bayerische Landesbank LOC),
                 3.55%, 4/7/97                                        2,500
       2,000     City of Des Plaines IDR VRDN,
                 Series: 1996, Finzer Roller, Inc. Project
                 (Harris Trust & Savings Bank LOC),
                 3.65%, 4/7/97                                        2,000
       4,050     City of Frankfort IDR, Series: 1996 (AMT),
                 Bimba Manufacturing Co. Project
                 (Harris Trust & Savings Bank LOC),
                 3.65%, 4/7/97                                        4,050
       2,700     City of Joliet Gas Supply Bond,
                 Peoples Gas, Light and Coke Project
                 (First National Bank of Chicago LOC),
                 3.95%, 10/1/97                                       2,700
       1,195     City of Joliet G.O. Bond, 3.95%, 10/1/97             1,198
       6,000     City of Savanna IDR VRDN, Series: 1994
                 (AMT), Metform Corp. Project (First
                 National Bank of Chicago LOC),
                 3.65%, 4/7/97                                        6,000

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 ILLINOIS - 8.9% (CONT'D.)
     $ 1,850     Illinois Development Finance Authority
                 IDR VRDN (AMT), Bimba Manufacturing
                 Co. Project (Harris Trust & Savings Bank
                 LOC), 3.65%, 4/7/97                               $  1,850
       3,950     Illinois Development Finance Authority
                 IDR VRDN, Enterprise Office Campus
                 (FNMA LOC), 3.65%, 12/1/97                           3,950
       1,400     Illinois Development Finance Authority
                 VRDN, Series: 1990 (AMT), Solar Press, Inc.
                 Project (First National Bank of Chicago
                 LOC), 3.65%, 4/7/97                                  1,400
       1,000     Illinois Development Finance Authority
                 VRDN, WBEZ Alliance, Inc. Project
                 (LaSalle National Bank LOC), 3.50%, 4/7/97           1,000
       7,000     Illinois Health Facilities Authority VRDN,
                 Series: 1985 B, Evanston Hospital Corp.
                 Project (First National Bank of Chicago
                 LOC), 3.75%, 1/31/98                                 7,000
       1,900     Illinois Health Facilities Authority VRDN,
                 Series: 1996, Park Plaza Retirement Center
                 Project (LaSalle National Bank LOC),
                 3.50%, 4/7/97                                        1,900
       2,000     Illinois Health Facilities Authority VRDN,
                 Series: 1996, Proctor Hospital Project
                 (Bank One LOC), 3.50%, 4/7/97                        2,000
       5,285     Illinois Health Facilities Authority VRDN,
                 Series: 1997,  Glenkirk Project (Harris Trust
                 & Savings Bank LOC), 3.50%, 4/7/97                   5,285
       4,000     Illinois Health Facilities Authority VRDN,
                 Series: 1997, West Suburban Medical Center
                 Project (First National Bank of Chicago
                 LOC), 3.50%, 4/7/97                                  4,000
                 Illinois Housing Development Authority
                 (AMT), Residential Mortgage Program
       6,000        Series: 1987-C, 3.70%, 8/1/97                     6,000
       3,660        Series: 1987-D, 3.75%, 8/1/97                     3,660
       1,940        Series: 1987-E, 3.70%, 8/1/97                     1,940
      10,300     Illinois Housing Development Authority,
                 Series: 1996 F-2 (AMT), Homeowner
                 Mortgage, 3.70%, 12/18/97                           10,300
      15,806     Illinois Metropolitan Pier and Exposition
                 Authority, Dedicated Sales Tax Revenue,
                 Series: BTP-230-A, 3.82%, 1/28/98                   15,806
       4,000     State of Illinois G.O., 4.50%, 8/1/97                4,013



SCHEDULES OF INVESTMENTS MARCH 31, 1997

MUNICIPAL MONEY MARKET FUND (continued)

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 ILLINOIS - 8.9% (CONT'D.)
     $ 7,500     Village of Ladd IDR VRDN, Series: 1996
                 (AMT), O'Neal Metals, Inc. Project
                 (NationsBank South LOC),
                  3.70%, 4/7/97                                  $    7,500
       3,250     Village of Niles IDR VRDN, Series: 1996
                 (AMT), Lewis Spring & Manufacturing
                 Co. Project (Harris Trust & Savings Bank
                 LOC), 3.65%, 4/7/97                                  3,250
                                                                   --------
                                                                    126,429
                                                                   --------

                 INDIANA - 2.8%
       2,790     City of Anderson Economic Development
                 VRDN, Series: 1996 (AMT), Gateway
                 Village Project (FHLB LOC),
                 3.60%, 4/7/97                                        2,790
       1,500     City of Greencastle IDR VRDN, Series:
                 1996 (AMT), Crown Equipment Corp.
                 Project (Mellon Bank LOC), 3.75%, 4/7/97             1,500
       2,840     City of Hammond Economic Development
                 VRDN, Series: 1996 A (AMT),  Annex at
                 Douglas Point Project (FHLB LOC),
                 3.60%, 4/7/97                                        2,840
      60,000     City of Indianapolis Local Public
                 Improvement Revenue Bond, Series: D,
                 Capital Appreciation, Prerefunded,
                 0.00%, 2/1/98                                       11,109
       4,000     City of Rushville Economic Development
                 VRDN, Fujitsu Ten Corp. of America
                 Project, 3.55%, 4/7/97                               4,000
       3,100     City of Shelbyville Economic Development
                 VRDN, Series: DTC 2794 (AMT),
                 Nippisun Indiana Corp. Project
                 (Industrial Bank of Japan LOC),
                 4.20%, 4/7/97                                        3,100
                 Indiana Development Finance Authority
                 IDR VRDN (AMT), Red Gold, Inc. Project
                 (Harris Trust and Savings Bank LOC)
       4,200        Series: 1994 A, 3.65%, 4/7/97                     4,200
       3,400        Series: 1994 B, 3.65%, 4/7/97                     3,400
       6,900     Indiana Development Finance Authority,
                 Series: 1994 B, Indiana Historical Society,
                 Inc. Project (NBD Bank LOC),
                 3.50%, 4/7/97                                        6,900
                                                                   --------
                                                                     39,839
                                                                   --------

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 IOWA - 0.6%
                 Iowa Finance Authority Waste Disposal
                 Revenue VRDN, Cedar River Paper Co.
                 Project (Swiss Bank Corp. LOC)
    $  4,100        Series: 1994 A, 4.25%, 4/1/97                  $  4,100
       4,600        Series: 1995 A, 4.25%, 4/1/97                     4,600
                                                                   --------
                                                                      8,700
                                                                   --------

                 KANSAS - 0.9%
                 City of LaCygne Enviromental Revenue
                 VRDN, Kansas City Power and Light Project
       2,000        Series: 1994 A, 3.55%, 4/7/97                     2,000
       9,000        Series: 1994 B, 3.55%, 4/7/97                     9,000
       1,500     County of Johnson G.O. School District
                 No. 512, Series: B, Shawnee Mission
                 Project, 6.75%, 10/1/97                              1,522
                                                                   --------
                                                                     12,522
                                                                   --------

                 KENTUCKY - 3.3%
       1,000     City of Greenville IDR VRDN, Wetterau,
                 Inc. Project, 3.60%, 4/7/97                          1,000
       1,000     City of Hopkinsville Industrial Building
                 VRDN, Series: A (AMT), CoPar, Inc. Project
                 (Dai-Ichi Kangyo Bank LOC),
                 4.00%, 4/7/97                                        1,000
       2,000     City of Mayfield Lease Revenue VRDN,
                 Series: 1996, Kentucky League of Cities
                 Pooled Project (PNC Bank LOC),
                 3.55%, 4/7/97                                        2,000
       3,500     County of Clark Industrial Building IDR
                 VRDN, Series: 1996 (AMT), Bluegrass Art
                 Cast Project (Bank One LOC),
                 3.65%, 4/7/97                                        3,500
                 County of Daviess Waste Disposal Facility
                 IDR VRDN (AMT), Scott Paper Co. Project
                 (Kimberly-Clark Corp. Gtd.)
      12,500        Series: 1993 A, 3.90%, 4/1/97                    12,500
      11,200        Series: 1993 B, 3.90%, 4/1/97                    11,200
      10,500        Series: 1994 A, 3.90%, 4/1/97                    10,500
       5,000     Counties of Louisville and Jefferson VRDN,
                 Series: 1997 A-1, Regional Airport
                 Authority System, 3.45%, 4/7/97                      5,000
                                                                   --------
                                                                     46,700
                                                                   --------


SCHEDULES OF INVESTMENTS MARCH 31, 1997

MUNICIPAL MONEY MARKET FUND (continued)

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 LOUISIANA - 3.0%
    $  3,400     Ascension Parish PCR VRDN, Allied-Signal
                 Project (FMC Corp. Gtd.), 3.65%, 4/7/97           $  3,400
       6,000     Ascension Parish VRDN, Series: 1995
                 (AMT), BASF Corp. Project, 4.25%, 4/1/97             6,000
                 Louisiana HFA Mortgage Revenue Bond
                 (AMT) (Colld. by U.S. Government Securities)
       5,800        Series: CR-85, 3.80%, 5/1/97                      5,800
       3,140        Series: CR-86, 3.80%, 5/1/97                      3,140
       7,915     Louisiana Public Facilities Authority PCR
                 VRDN, Series: 1992, Allied-Signal Project
                 (FMC Corp. Gtd.), 3.65%, 4/7/97                      7,915
       2,200     Parish of Caddo IDR VRDN, General Motors
                 Corp. Project (General Motors Corp. Gtd.),
                 3.60%, 4/7/97                                        2,200
       4,000     Plaquemines Port Harbor and Terminal CP,
                 Series: D, Electro-Coal Transfer Co. Project
                 (Tampa Electric Co. Gtd.), 3.50%, 5/14/97            4,000
       4,000     South Louisiana Port Commission, Series:
                 1997 (AMT), Holnam, Inc. Project,
                 3.55%, 4/7/97                                        4,000
                 West Feliciana Parish PCR IDR VRDN,
                 Gulf States Utilities Project (Canadian
                 Imperial Bank LOC)
       4,200        Series: 1985 D, 3.90%, 4/1/97                     4,200
       2,300        Series: 1986, 3.90%, 4/1/97                       2,300
                                                                   --------
                                                                     42,955
                                                                   --------

                 MAINE - 0.3%
       5,000     Maine Public Utility Finance Bank
                 Revenue VRDN, Series: 1996 (AMT),
                 Maine Public Service Co. Project (Bank of
                 New York LOC), 3.35%, 4/7/97                         5,000
                                                                   --------

                 MARYLAND - 2.0%
       3,300     City of Baltimore IDR VRDN, Series: 1986,
                 Capital Acquisition Program (Dai-Ichi
                 Kangyo Bank LOC), 3.65%, 4/7/97                      3,300
      10,335     IBM Tax-Exempt Grantor Trust Asset-Backed
                 Lease VRDN, Series: 1996 A, Certificate
                 Merrill P-Floats (Credit Suisse Gtd.),
                 3.65%, 4/7/97 <F1>                                  10,335
       4,655     Maryland Health and Higher Education
                 Facilities Authority VRDN, Series: D,
                 Pooled Loan Progam (NationsBank LOC),
                 3.50%, 4/7/97                                        4,655

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 MARYLAND - 2.0% (CONT'D.)
    $  8,510     Maryland State Community
                 Development Administration, Series:
                 PT-12, Merrill P-Floats (Commerzbank
                 LOC), 3.45%, 4/1/97                               $  8,510
       1,500     Maryland State IDA, Townsend Culinary,
                 Inc. Project (Suntrust Bank LOC),
                 3.60%, 4/7/97                                        1,500
                                                                   --------
                                                                     28,300
                                                                   --------

                 MASSACHUSETTS - 0.7%
       2,744     City of Glouchester G.O. BAN,
                 4.20%, 8/8/97                                        2,745
       4,440     Massachusetts State HFA VRDN, Series:
                 1996-5A, Clipper Trust Certificate
                 (AMBAC Insured), 3.46%, 4/7/97                       4,440
       2,200     Massachusetts State HFA VRDN, Series:
                 PA-132, Harbor Point Project,
                 3.65%, 4/7/97                                        2,200
                                                                   --------
                                                                      9,385
                                                                   --------

                 MICHIGAN - 4.1%
       4,000     City of Detroit School District State School
                 Aid Notes, Series: 1996, 4.50%, 5/1/97               4,002
       5,900     Michigan Strategic Fund Ltd. VRDN, Series:
                 1992 (AMT), Dow Chemical Co. Project
                 (Dow Chemical Gtd.), 3.95%, 4/1/97                   5,900
       4,000     Michigan Strategic Fund Ltd. PCR,
                 ATS-Dow Chemical Co. Project,
                 3.45%, 5/2/97                                        4,000
                 Michigan Strategic Fund Ltd. PCR
                 (Dow Chemical Gtd.)
       6,800        Series: 1987 A, 3.45%, 5/2/97                     6,800
       6,500        Series: 1987 B, 3.55%, 5/17/97                    6,500
       2,500     Michigan Strategic Fund VRDN (AMT),
                 Kruger Commodities, Inc. Project (Harris
                 Trust and Savings Bank LOC),
                 3.65%, 4/7/97                                        2,500
       2,860     Michigan Strategic Fund VRDN, Four D
                 Investment Co. Project (Comerica Bank
                 LOC), 3.65%, 4/7/97                                  2,860
      25,300     Midland County Economic Development
                 Corp. IDR VRDN, Series: 1993 A (AMT),
                 Dow Chemical Corp. Project
                 (Dow Chemical Gtd.), 4.25%, 4/1/97                  25,300
                                                                   --------
                                                                     57,862
                                                                   --------


SCHEDULES OF INVESTMENTS MARCH 31, 1997

MUNICIPAL MONEY MARKET FUND (continued)

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 MINNESOTA - 0.5%
    $  3,500     City of Minnetonka Multifamily
                 Housing, Series: 1995, Cliffs at Ridgedale
                 Project (Colld. by FNMA), 3.30%, 4/7/97           $  3,500
       3,060     County of Stearns Housing &
                 Redevelopment Authority VRDN
                 (AMT), Cold Spring Granite Co. Project
                 (First Bank LOC), 3.65%, 4/7/97                      3,060
                                                                   --------
                                                                      6,560
                                                                   --------

                 MISSOURI - 3.4%
       5,000     City of St. Louis TRAN, Series: 1996,
                 4.75%, 6/30/97                                       5,008
       7,000     County of Perry IDR VRDN, Series: 1996
                 (AMT), T.G. (USA) Corp. Project
                 (Bank of Tokyo-Mitsubishi LOC),
                 3.55%, 4/7/97                                        7,000
       6,700     Missouri Higher Education Loan Authority
                 VRDN (National Westminster LOC),
                 Series: 1990 A, 3.50%, 4/7/97                        6,700
      14,000     Missouri Higher Education Loan Authority
                 VRDN (MBIA Insured), Series: 1991 B,
                 3.30%, 4/7/97                                       14,000
       6,500     Missouri Housing Development VRDN,
                 Series: 1994 A (AMT), Merrill P-Floats
                 PA-116 (Colld. by U.S. Government
                 Securities), 3.65%, 4/7/97                           6,500
       8,860     Missouri State TOCR G.O. VRDN, Series: A,
                 3.80%, 4/7/97                                        8,860
                                                                   --------
                                                                     48,068
                                                                   --------

                 MONTANA - 3.5%
       2,000     City of Forsyth PCR VRDN, Portland
                 General Electric Co. Project,
                 4.00%, 4/1/97                                        2,000
       3,920     Montana Board of Housing SFM VRDN,
                 Series: 1996-A-2, Merrill P-Floats PT-87,
                 3.65%, 4/7/97                                        3,920
      43,950     Montana Board of Investment Resources
                 Recovery Revenue VRDN (AMT), Colstrip
                 Energy L.P. Project (Credit Locale de
                 France LOC), 3.55%, 4/7/97                          43,950
                                                                   --------
                                                                     49,870
                                                                   --------

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 NEBRASKA - 0.3%
    $  4,000     Nebraska Investment Finance Authority
                 IDA IDR VRDN, Series: 1989 (AMT),
                 Fremont Beef Project (Sanwa Bank LOC),
                 4.00%, 4/7/97                                     $  4,000
                                                                   --------

                 NEW YORK - 3.4%
       7,000     City of New York G.O. RAN, Series: B
                 (Bank of Nova Scotia LOC), 4.50%, 6/30/97            7,012
                 City of New York Municipal Water Finance
                 Authority VRDN
       6,300        Series: A1, 3.51%, 4/7/97                         6,300
       9,345        Series: A2, 3.51%, 4/7/97                         9,345
       4,400     City of New York VRDN, Series: 1994 A,
                 Subseries H-2, 3.50%, 4/9/97                         4,400
                 Marine Midland Premium Loan Trust VRDN
                 COP (Hong Kong and Shanghai Banking Corp.
                 LOC)<F1>
       7,300        Series: 1991 A, 3.55%, 4/7/97                     7,300
         756        Series: 1991 B, 3.65%, 4/7/97                       756
      10,000     New York State Environmental Facilities
                 Corp. PCR VRDN, Series: No. 94302,
                 Eagle Trust-Weekly (CGIC Insured),
                 3.56%, 4/7/97                                       10,000
       2,695     Pooled P-Floats VRDN, Series: PPT2,
                 3.40%, 7/1/97                                        2,695
                                                                   --------
                                                                     47,808
                                                                   --------

                 NORTH CAROLINA - 2.1%
       6,000     Capital Regional Airport Commission
                 Passenger Facility Charge Revenue VRDN
                 (AMT) (First Union National Bank of
                 Charlotte LOC), 3.65%, 4/7/97                        6,000
       2,500     County of Brunswick PCR IDR VRDN,
                 Series: 1996 (AMT), Armada Project
                 (NationsBank LOC), 3.65%, 4/7/97                     2,500
       9,800     County of Catawba PCR IDR, Series: 1996
                 (AMT), Hooker Furniture Corp. Project
                 (NationsBank LOC), 3.65%, 4/7/97                     9,800
       2,500     County of Mecklenburg PCR IDR VRDN,
                 Series: 1996 (AMT), SteriGenics International
                 Project (Comerica Bank LOC),
                 3.70%, 4/7/97                                        2,500
       3,900     North Carolina State Ports Authority VRDN,
                 Series: 1996 (AMT), Morehead City Terminals,
                 Inc. (NationsBank LOC), 3.65%, 4/7/97                3,900



SCHEDULES OF INVESTMENTS MARCH 31, 1997

MUNICIPAL MONEY MARKET FUND (continued)

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 NORTH CAROLINA - 2.1% (CONT'D.)
      $4,700     State of North Carolina Medical Care
                 Commission, Series: 1991 A, Pooled
                 Financing Project (NationsBank LOC),
                 3.90%, 4/1/97                                     $  4,700
                                                                   --------
                                                                     29,400
                                                                   --------

                 OHIO - 2.7%
       6,935     Dublin Inn Tax-Exempt Mortgage IDR,
                 Series: 1987, Adjustable Rate Certificate
                 (Huntington National Bank LOC),
                 4.57%, 9/1/97                                        6,935
       4,000     State of Ohio Air Quality Development
                 Authority, Series: A, Pollution Control-
                 Duquesne (Union Bank of Switzerland
                 LOC), 3.95%, 7/16/97                                 4,000
       5,355     State of Ohio HFA VRDN, Series: 1989 A
                 (AMT), 3.55%, 4/7/97                                 5,355
       1,940     State of Ohio Higher Education Facility
                 Revenue TOB, Series: BTP-29 ADP, Class: B
                 (MBIA Insured), 3.60%, 4/7/97 <F2>                   1,940
       5,875     State of Ohio Infrastructure Improvement
                 VRDN, Series: 1994, BTP-170,
                 3.80%, 1/14/98                                       5,875
                 State of Ohio Water Development Authority
                 PCR VRDN (AMT), Ohio Edison Co. Project
                 (Union Bank of Switzerland LOC)
       5,000        Series: A, 3.80%, 5/1/97                          5,000
       4,000        Series: B, 4.40%, 9/1/97                          4,011
       5,400     State of Ohio Water Development
                 Authority PCR VRDN, Series: B, General
                 Motors Corp. (General Motors Corp. Gtd.),
                 3.60%, 4/7/97                                        5,400
                                                                   --------
                                                                     38,516
                                                                   --------

                 OKLAHOMA - 0.5%
       7,245     City of Tulsa Airport Improvement VRDN,
                 Series: B-1, 3.61%, 4/7/97                           7,245
                                                                   --------

                 OREGON - 1.5%
       5,000     City of Portland Multifamily Revenue
                 VRDN, Series: 1996 (AMT), Union Station
                 Project - Phase B (US National Bank LOC),
                 3.75%, 4/7/97                                        5,000
       4,820     County of Multnomah School District
                 G.O. Bond, Series: 1996, BTP-208,
                 3.75%, 10/21/97                                      4,820

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 OREGON - 1.5% (CONT'D.)
    $  1,100     Metropolitan Service District VRDN
                 (AMT), Riedel Oregon Compost Waste
                 Disposal (US National Bank LOC),
                 3.65%, 4/7/97                                     $  1,100
       3,900     Oregon State Economic Development
                 Revenue, Series: 176 (AMT), Cascade Steel
                 Rolling Mills Project (Commerzbank LOC),
                 3.65%, 4/7/97                                        3,900
       1,800     Oregon State Economic Development
                 Revenue, Series: 75 (AMT), Stagg Foods, Inc.
                 Project (Security Pacific National Bank LOC),
                 3.50%, 4/7/97                                        1,800
                 Oregon State Housing and Commerce Services
                 Department, Series: C, SFM Program
       2,000        Series: 1996 C, 3.85%, 5/15/97                    2,000
       2,700        Series: 1996 G, 4.05%, 8/1/97                     2,700
                                                                   --------
                                                                     21,320
                                                                   --------

                 PENNSYLVANIA - 8.9%
       1,800     City of Philadelphia Hospital and Higher
                 Education Facilities Authority VRDN,
                 Series: 1996 A, Childrens Hospital
                 Project (Morgan Guaranty LOC),
                 3.85%, 4/1/97                                        1,800
                 City of Philadelphia School District TRAN
      30,900        Series: 1996, 4.50%, 6/30/97                     30,936
      16,000        Series: 1996 A, 4.50%, 6/30/97                   16,021
       1,100     County of Allegheny Hospital Development
                 Authority VRDN, Series: B, Presbyterian
                 Health Center (MBIA Insured),
                 3.50%, 4/1/97                                        1,100
                 County of Washington Lease Revenue,
                 Series: B-1, Eye and Ear Hospital Project
                 (PNC Bank LOC)
       1,000        Subseries: C, 3.50%, 4/1/97                       1,000
       1,350        Subseries: E, 3.50%, 4/1/97                       1,350
                 Delaware Valley Regional Finance
                 Authority Local Government Revenue
                 VRDN (Midland Bank PLC LOC)
       2,000        Series: 1985 A, 3.50%, 4/7/97                     2,000
       1,000        Series: 1985 C, 3.50%, 4/7/97                     1,000
       2,000        Series: 1985 D, 3.50%, 4/7/97                     2,000
      24,000        Series: 1986 A, 3.50%, 4/7/97                    24,000



SCHEDULES OF INVESTMENTS MARCH 31, 1997

MUNICIPAL MONEY MARKET FUND (continued)

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 PENNSYLVANIA - 8.9% (CONT'D.)
    $  3,900     Pennsylvania Economic Development
                 Finance Authority IDR VRDN, Series:
                 1996 A1-8 (PNC Bank LOC),
                 3.75%, 4/7/97                                    $   3,900
                 Pennsylvania Higher Education Assistance
                 Agency VRDN (AMT), Student Loan
                 Program (SLMA LOC)
      14,300        Series: 1994 A, 3.50%, 4/7/97                    14,300
      19,500        Series: 1995 A, 3.50%, 4/7/97                    19,500
       7,500        Series: 1997 A, 3.50%, 4/7/97                     7,500
                                                                   --------
                                                                    126,407
                                                                   --------

                 PUERTO RICO - 0.7%
       9,800     Puerto Rico Government Development
                 Bank CP, 3.60%, 4/3/97                               9,800
                                                                   --------

                 RHODE ISLAND - 0.4%
       3,000     Rhode Island Housing and Mortgage
                 Finance Corp., Series: 22-B (AMT),
                 Homeownerhip Opportunity Project
                 (FGIC Insured), 3.70%, 12/2/97                       3,000
       2,500     State of Rhode Island TAN, Series:
                 1996 A, 4.50%, 6/30/97                               2,503
                                                                   --------
                                                                      5,503
                                                                   --------

                 SOUTH CAROLINA - 0.8%
       5,800     County of Cherokee IDR VRDN,
                 Series: 1989 (AMT), Oshkosh Truck Corp.
                 Project (NationsBank LOC),
                 3.65%, 4/7/97                                        5,800
                 County of Lexington IDR VRDN,
                 Allied-Signal Project (FMC Corp. Gtd.)
         200        Series: 1992, 3.65%, 4/7/97                         200
         900        Series: 1992 A, 3.65%, 4/7/97                       900
       4,500     University of South Carolina Athletic
                 Facilities Revenue BAN, 4.00%, 2/26/98               4,515
                                                                   --------
                                                                     11,415
                                                                   --------

                 SOUTH DAKOTA - 1.7%
       8,410     South Dakota Economic Development
                 Finance Authority VRDN, Series: 1996
                 (AMT), Hastings Filters, Inc. Project
                 (Harris Trust and Savings Bank LOC),
                 3.65%, 4/7/97                                        8,410

    PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 SOUTH DAKOTA - 1.7% (CONT'D.)
                 South Dakota Housing Development
                 Authority Homeowner Mortgage VRDN
                 (AMT), Merrill P-Floats
     $12,755        Series: PT-73-A, 3.55%, 4/7/97                  $12,755
       2,880        Series: PA-119, 3.65%, 4/7/97                     2,880
                                                                   --------
                                                                     24,045
                                                                   --------

                 TENNESSEE - 2.9%
       1,500     County of Dickson IDR VRDN, Series:
                 1996 (AMT), Tennessee Bun Co. LLC
                 Project (PNC Bank LOC), 3.75%, 4/7/97                1,500
       2,200     City of Greeneville IDR VRDN, Series:
                 1993, Pet, Inc. Project (Credit Suisse LOC),
                 3.45%, 4/7/97                                        2,200
       6,000     City of Jackson Waste Facility IDR VRDN,
                 Series: 1995 (AMT), Florida Steel Corp.
                 Project (NationsBank LOC), 3.65%, 4/7/97             6,000
       1,000     City of Morristown IDR VRDN, Series: 1997,
                 BOS Automotive Products, Inc. (Bayerische
                 Vereinsbank LOC), 3.55%, 4/7/97                      1,000
       1,400     County of Hamilton IDR VRDN, Series: 1995,
                 Tennessee Aquarium Project (Bank of New
                 York LOC), 3.50%, 4/7/97                             1,400
       5,760     County of Montgomery Public Building
                 Authority, Series: 1996, Adjustable Loan
                 Pool (NationsBank LOC), 3.50%, 4/7/97                5,760
       5,000     Counties of Nashville and Davidson Housing
                 VRDN (AMT), Old Hickory Towers Project
                 (FHLB LOC), 3.65%, 4/7/97                            5,000
       2,000     County of Shelby G.O. Bond, Series: 1996 B,
                 3.50%, 4/7/97                                        2,000
       4,890     County of Shelby G.O. FRN, BTP, Series: B,
                 3.70%, 11/6/97                                       4,890
       1,000     County of Shelby Health and Education
                 Authority, Arbor Lake Project (PNC Bank
                 LOC), 3.70%, 4/7/97                                  1,000
       1,000     State of Tennessee BAN, Series: E, Tennessee
                 Retirement System, 3.45%, 4/7/97                     1,000
      10,000     State of Tennessee Housing Development
                 Agency, Series: 1996-5 (AMT), Homeowner
                 Program, 4.00%, 8/21/97                              9,994
                                                                   --------
                                                                     41,744
                                                                   --------



SCHEDULES OF INVESTMENTS MARCH 31, 1997

MUNICIPAL MONEY MARKET FUND (continued)

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------

                 TEXAS - 9.0%
    $  1,600     Angelina and Neches River Authority IDR,
                 Series: 1984 D, TEEC, Inc. Project
                 (Credit Suisse LOC), 4.00%, 4/1/97                $  1,600
                 Brazos River Harbor Navigation District
                 PCR VRDN, Dow Chemical Co. Project
       2,000        Series: 1988, 3.50%, 5/8/97                       2,000
       4,950        Series: 1990, 3.50%, 5/22/97                      4,950
       2,000     Brazos River Authority, Series: 1997 (AMT),
                 Houston Light and Power Co. Project
                 (AMBAC Insured), 4.25%, 4/1/97                       2,000
       5,700     Brazos River Harbor Navigation District
                 VRDN, Series: 1996 (AMT), BASF Corp.
                 Project (BASF Corporation Gtd.),
                 4.25%, 7/1/97                                        5,700
       2,525     City of Austin Independent School District
                 Building VRDN, Series: 1996 SG-68 (PSF of
                 Texas Gtd.), 3.50%, 4/7/97                           2,525
       3,500     City of El Paso Housing Finance Corp. VRDN,
                 Series: 1993 (AMT), Viva Apartments Project
                 (General Electric Corp. LOC), 3.65%, 4/7/97          3,500
       3,455     City of Houston Water & Sewer System TOB,
                 Series: 1992 C BTP-54 (MBIA Insured),
                 3.60%, 4/7/97<F2>                                    3,455
       7,000     City of Mansfield Independent School District,
                 Series: 1996, School Building (PSF of Texas
                 Gtd.), 4.14%, 7/1/97                                 7,000
       5,000     County of Calhoun Navigation IDR VRDN
                 (AMT), Formosa Plastics Corp. U.S.A.
                 (Bank of America LOC), 3.50%, 4/7/97                 5,000
      11,600     County of Denton Independent School
                 District G.O., Series: B (PSF of Texas Gtd.),
                 3.98%, 8/15/97                                      11,601
                 County of Harris Health Facilities
                 Development Corp. VRDN, St. Luke's Episcopal
                 Hospital Project
       1,300        Series: 1985 C, 3.85%, 4/1/97                     1,300
       1,300        Series: 1985 D, 3.85%, 4/1/97                     1,300
       8,000     County of Harris Toll Road Unlimited VRDN,
                 Series: 1994 A, Citicorp Eagle Trust,
                 No. 954302, 3.61%, 4/7/97<F2>                        8,000
       1,800     Gulf Coast Waste Disposal Authority VRDN,
                 Series: 1994 (AMT), Amoco Oil Co. Project
                 (Amoco Oil Company Gtd.), 3.90%, 4/1/97              1,800
       1,000     North Central Health Facilities Development
                 Corp. VRDN, Presbyterian Medical Center
                 Project (MBIA Insured), 3.80%, 4/1/97                1,000

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 TEXAS - 9.0% (CONT'D.)
     $10,000     North Texas Higher Education Authority
                 VRDN, Series: 1993 A (AMT), Student Loan
                 Program (SLMA LOC), 3.50%, 4/7/97                $  10,000
                 Port Development of Corpus Christi,
                 Mitsui and Co. USA, Inc. Project (Fuji Bank
                 Ltd. LOC)
      15,100        Series: 1985 A, 3.55%, 4/3/97                    15,100
       1,450        Series: 1985 B, 3.65%, 5/13/97                    1,450
      13,000     Port Development of Corpus Christi,
                 Union Pacific Corp. Project, 3.85%, 4/4/97          13,000
                 Sabine River Authority PCR VRDN,
                 Texas Utilities Electric Co. Project
                 (Union Bank of Switzerland LOC)
         900        Series: 1995 B, 3.80%, 4/1/97                       900
       4,300        Series: 1995 C, 3.85%, 4/1/97                     4,300
       1,600     Sherman Independent School District G.O.,
                 Series: 1985 A, 3.50%, 4/7/97                        1,600
       6,635     Texas Department of Housing and
                 Community Affairs, Series: PA-128,
                 SFM, Merrill P-Floats, 3.65%,  4/7/97                6,635
       5,049     Texas Turnpike Authority Dallas Toll
                 Revenue VRDN, Series: BTP-60 ADP,
                 Class B (AMBAC Insured), 3.60%, 4/7/97               5,049
       6,580     Texas Veterans Housing Program VRDN,
                 Series: 1994 D PT-83 (AMT), Merrill P-
                 Floats, 3.85%, 4/7/97                                6,580
                                                                   --------
                                                                    127,345
                                                                   --------

                 UTAH - 2.1%
      30,600     Utah State Board of Regents VRDN, Series:
                 1996 Q (AMT), Student Loan Program
                 (AMBAC Insured), 3.50%, 4/7/97                      30,600
                                                                   --------

                 VIRGINIA - 1.7%
       3,200     City of Norfolk G.O. VRDN, Eagle Trust
                 No. 944601, 3.61%, 4/7/97 <F1>                       3,200
       3,300     City of Roanoke IDR VRDN, Series: 1994,
                 Cooper Industries Project (Cooper Industries
                 Gtd.), 3.65%, 4/7/97                                 3,300
       1,500     County of Bedford IDR, Nekoosa Packaging
                 Project (Canadian Imperial Bank LOC),
                 3.55%, 4/7/97                                        1,500
       2,200     County of Botetourt IDR VRDN, Valley Forge
                 Company Project (Harris Trust and Savings
                 Bank LOC), 3.65%, 4/7/97                             2,200


SCHEDULES OF INVESTMENTS MARCH 31, 1997

MUNICIPAL MONEY MARKET FUND (continued)

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 VIRGINIA - 1.7% (CONT'D.)
      $2,000     County of Charles Solid Waste Disposal
                 Facility IDR, Chambers Development, Inc.
                 Project (Morgan Guaranty LOC),
                 3.65%, 4/7/97                                     $  2,000
       9,500     County of Grant Waste Disposal, Series:
                 1996 (AMT), Virginia Electric Power Co.
                 Project, 3.65%, 7/24/97                              9,500
       1,900     State of Virginia G.O. VRDN, Series: 1994,
                 Citicorp Eagle Trust, No. 954601,
                 3.61%, 4/7/97<F2>                                    1,900
                                                                   --------
                                                                     23,600
                                                                   --------

                 WASHINGTON - 2.1%
       3,000     City of Grandview Public Corp. IDR, Series:
                 1989, Shonan USA Project (Bank of America
                 LOC), 3.50%, 4/7/97                                  3,000
       2,000     City of Kent Economic Development Corp.
                 IDR VRDN, Associated Grocers Project
                 (Seattle-First National Bank LOC),
                 3.72%, 4/7/97                                        2,000
       2,000     Washington Housing Finance Commission,
                 Series: 4A-S (AMT), Single Family Program
                 (Colld. by FNMA), 3.75%, 11/1/97                     2,000
                 Washington Public Power Supply System
                 Revenue, Nuclear Project No. 2
      12,521        Series: 1990 B (Prerefunded),
                    3.80%, 1/14/98                                   12,521
       9,665        Series: 1996 A (AMBAC Insured),
                    4.00%, 8/21/97                                    9,665
                                                                   --------
                                                                     29,186
                                                                   --------

                 WEST VIRGINIA - 0.4%
       3,100     County of Marion Waste Disposal IDR
                 VRDN, Series: 1990 B, Granttown Project
                 (National Westminster Bank LOC),
                 3.50%, 4/7/97                                        3,100
       2,000     County of Ritchie IDR VRDN, Simonton
                 Building Products, Inc. Project
                 (PNC Bank LOC), 3.75%, 4/7/97                        2,000
                                                                   --------
                                                                      5,100
                                                                   --------

                 WISCONSIN - 3.7%
       3,905     City of Milwaukee G.O. Bond, Series: B7,
                 4.00%, 2/15/98                                       3,917

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 Wisconsin - 3.7% (cont'd.)
    $  9,000     City of Milwaukee RAN, Series: A,
                 4.25%, 2/19/98                                $      9,048
       3,475     City of Milwaukee Redevelopment VRDN,
                 Series: 1996 (AMT), Starline Manufacturing,
                 Inc. (Harris Trust and Savings Bank LOC),
                 3.65%, 4/7/97                                        3,475
       4,290     City of Pewaukee IDR VRDN, Series: 1992
                 (AMT), HUSCO International, Inc. Project
                 (Bank One LOC), 3.65%, 4/7/97                        4,290
       3,000     City of Wauwatosa Housing Authority Bond,
                 Series: 1995 B, San Camillo, Inc. Project
                 (Firstar Bank LOC), 3.50%, 4/7/97                    3,000
       8,210     State of Wisconsin G.O. Bond,
                 Series: 1996 A, 3.75%, 10/21/97                      8,210
       1,300     Wisconsin Health and Education Revenue
                 Bond, Series: 1994 A, Sinai Samaritan
                 Medical Center Project (M&I Bank LOC),
                 3.50%, 4/7/97                                        1,300
                 Wisconsin Housing and Economic Development
                 Authority Revenue VRDN, Home Ownership
                 Revenue Program
       9,305        Series: 1989 C39, 4.00%, 9/1/97                   9,305
      10,390        Series: 1991 B, 3.65%, 9/1/97                    10,390
                                                                   --------
                                                                     52,935
                                                                   --------

                 WYOMING - 0.2%
       2,735     Wyoming Community Development
                 Authority Housing Revenue, Series: 3,
                 4.50%, 6/25/97                                       2,735
                                                                   --------

                 Total Municipal Investments
                 (cost $1,407,771)                                1,407,771
                                                                 ----------

      NUMBER
   OF SHARES
      (000S)
  ----------

                 OTHER - 0.4%

         130     AIM Tax-Free Money Market Fund                         130
         800     Dreyfus Tax Exempt Cash Management
                 Fund                                                   800
         500     Federated Tax Free Trust Money Market
                 Fund No. 15                                            500



SCHEDULES OF INVESTMENTS MARCH 31, 1997

MUNICIPAL MONEY MARKET FUND (continued)

     NUMBER
   OF SHARES                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 OTHER - 0.4% (CONT'D.)

         468     Federated Tax Free Trust
                 Money Market Fund No. 73                        $      468
       1,978     Provident Municipal Cash Fund                        1,978
       1,339     Provident Municipal Fund                             1,339
                                                                  ---------

                 Total Other
                 (cost $5,215)                                        5,215
                                                                  ---------

                 Total Investments - 99.5%
                 (cost $1,412,986)                                1,412,986

                 Other Assets less Liabilities - 0.5%                 7,055
                                                                  ---------

                 NET ASSETS - 100.0%                             $1,420,041
                                                                  =========

<F1> These private placement securities may require registration under the
     Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business. At March 31, 1997, the value of these securities amounted to approximately $26,791,000 or 1.9% of net assets.

<F2> Securities exempt from registration under Rule 144A of the  Securities
     Exchange Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1997, the value of these securities amounted to approximately $15,295,000 or 1.1% of net assets.

See Notes to the Financial Statements.



SCHEDULES OF INVESTMENTS MARCH 31, 1997

U.S. GOVERNMENT SELECT MONEY MARKET FUND

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 U.S. GOVERNMENT AGENCIES - 102.4%

                 FEDERAL FARM CREDIT BANK - 14.6%
                 FFCB Discount Notes
     $10,000        5.268%, 4/3/97                                $   9,997
       5,000        5.58%, 6/16/97                                    4,903
       3,000        5.674%, 8/1/97                                    3,001
       1,700        5.351%, 8/13/97                                   1,667
       5,000        5.375%, 8/14/97                                   4,942
                                                                   --------
                                                                     24,510
                                                                   --------

                 FEDERAL HOME LOAN BANK - 68.5%
                 FHLB Discount Notes
       2,000        5.401%, 4/1/97                                    2,000
      30,000        6.451%, 4/1/97                                   30,000
      12,500        5.231%, 4/3/97                                   12,496
       5,000        5.237%, 4/9/97                                    4,994
      10,000        5.315%, 4/24/97                                   9,967
       1,890        5.40%, 4/30/97                                    1,882
       7,000        5.284%, 5/8/97                                    6,962
      10,000        5.295%, 5/8/97                                    9,947
      12,000        5.224%, 5/22/97                                  11,912
       6,000        5.537%, 5/22/97                                   5,953
       5,000        5.337%, 6/5/97                                    4,952
       3,295        5.377%, 6/12/97                                   3,260
       2,055        5.393%, 6/17/97                                   2,032
       2,000        5.297%, 8/26/97                                   1,958
       7,000        5.451%, 9/8/97                                    6,838
                                                                   --------
                                                                    115,153
                                                                   --------

                 STUDENT LOAN MARKETING
                 ASSOCIATION - 2.1%
       1,500     SLMA Discount Note,
                 5.521%, 2/25/98                                      1,499
       2,000     SLMA FRN, 5.523%, 9/3/97                             1,999
                                                                   --------
                                                                      3,498
                                                                   --------

                 TENNESSEE VALLEY AUTHORITY - 17.2%
                 TVA Discount Note
       3,000        5.50%, 4/24/97                                    2,990
       8,100        5.272%, 5/5/97                                    8,060
      15,000        5.309%, 5/20/97                                  14,893
       3,000        5.50%, 5/27/97                                    2,975
                                                                   --------
                                                                     28,918
                                                                   --------

                 Total U.S. Government Agencies
                 (cost $172,079)                                    172,079


      NUMBER
   OF SHARES                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                       --------
                 OTHER - 1.2%
       2,077     Dreyfus Prime Money Market Fund
                 (cost $2,077)                                   $    2,077
                                                                   --------

                 Total Investments - 103.6%
                 (cost $174,156)                                    174,156

                 Liabilities less Other Assets - (3.6)%             (6,028)
                                                                   --------

                 NET ASSETS - 100.0%                               $168,128
                                                                   ========


See Notes to the Financial Statements.



SCHEDULES OF INVESTMENTS MARCH 31, 1997

CALIFORNIA MUNICIPAL MONEY MARKET FUND

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 MUNICIPAL INVESTMENTS - 98.7%

                 CALIFORNIA - 94.4%
    $  2,475     City and County of San Francisco Variable
                 Rate Certificates, Series: C-6,
                 3.51%, 6/15/97                                    $  2,475
       1,500     City of Irvine Special Assessment Bond,
                 Series: 89-10 (National Westminster LOC),
                 3.70%, 4/1/97                                        1,500
       1,800     City of Irvine Special Assessment Bond,
                 Series: A (Kredietbank N.V. LOC),
                 3.70%, 4/1/97                                        1,800
       2,500     City of Los Angeles Community
                 Redevelopment Agency Tender Option
                 Certificates, Series: BTP-129,
                 3.20%, 6/1/97                                        2,500
       1,925     City of Los Angeles Convention and
                 Exhibition Center VRDN, Merrill P-Floats
                 PA-88 (MBIA Insured), 3.55%, 8/15/97                 1,925
       2,500     City of Los Angeles Housing Revenue
                 Bond, Clipper Trust Certificates,
                 Series: 1996 A, 3.62%, 6/1/97                        2,500
       3,955     City of San Diego Public Facility Water and
                 Sewer VRDN, Merrill Soc Gen Muni
                 Trust, Series: SG-14 (AMBAC Insured),
                 3.25%, 5/15/97                                       3,955
      12,961     City of San Marcos Public Facility
                 Authority Revenue Bond, Series:
                 BTP-188, Civic Center Project
                 (Colld. by U.S. Government Securities),
                 3.56%, 9/1/97                                       12,961
       1,600     City of Tustin Improvement VRDN,
                 Series: A, District 95-2 (Kredietbank
                 N.V. LOC), 3.70%, 4/1/97                             1,600
       2,350     County of Campbell Union Elementary
                 School District TRAN, Series: 1996-1997,
                 4.50%, 7/2/97                                        2,353
         700     County of Irvine Ranch Water District
                 VRDN, Districts 102, 103, 105 & 106
                 (Commerzbank LOC), 3.70%, 4/1/97                       700
       1,100     County of Irvine Ranch Water District
                 VRDN, Districts 105, 140, 240 & 250
                 (Commerzbank LOC), 3.70%, 4/1/97                     1,100
       7,200     County of Irvine Ranch Consolidated
                 Water District VRDN, Series: 1993 B, Districts
                 2, 102, 103, 106, 3(203) & 206 (Morgan
                 Guaranty Trust Co. LOC), 3.70%, 4/1/97               7,200

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 CALIFORNIA - 94.4% (CONT'D.)
    $  2,000     County of Los Angeles COP, Series: A,
                 California Equipment Program F
                 (Canadian Imperial Bank LOC),
                 4.00%, 6/1/97                                     $  2,000
       5,000     County of Los Angeles Municipal Trust
                 Receipts, Soc Gen Trust SGB-2, Union
                 Station Project, 3.40%, 7/1/97                       5,000
       1,500     County of Moreno Valley Unified School
                 District TRAN, Series: 1996-1997,
                 4.50%, 6/30/97                                       1,502
      10,750     County of Orange Apartment Development
                 Authority No. 19 VRDN, Parkplace Irvine
                 County Phase 1B Project (New England
                 Mutual Gtd.), 3.30%, 4/1/97                         10,750
       1,900     County of Orange Apartment Development
                 Authority VRDN, Series: 1988 A, Vista Verde
                 Apartments (Wells Fargo Bank LOC),
                 3.45%, 4/1/97                                        1,900
       1,000     County of Orange Multifamily VRDN,
                 Series: 1985 T, Monarch Laguna
                 Association/Monarch Bay (Bank of Tokyo-
                 Mitsubishi LOC), 3.35%, 4/1/97                       1,000
       2,100     County of Orange Sanitation Districts COP,
                 Districts 1-3, 5-7, 11, 13 & 14 (National
                 Westminster LOC), 3.70%, 4/1/97                      2,100
       1,290     County of Orange Sanitation G.O.
                 COP, Series: 1993 A, Districts 1-3, 5-7 & 11
                 (Soc Gen LOC), 3.70%, 4/1/97                         1,290
       2,000     County of Oxnard Unified High School
                 District TRAN, Series: 1996, 4.50%, 8/7/97           2,003
       2,000     County of Riverside Housing Authority
                 VRDN, Series: 1989 B, Amanda Parks
                 Apartments Project (Fuji Bank LOC),
                 4.16%, 4/1/97                                        2,000
                 County of Riverside Transportation Sales
                 Commission Tax Revenue CP (Industrial
                 Bank of Japan LOC)
       6,000        3.45%, 5/8/97                                     6,000
       4,000        3.40%, 5/12/97                                    4,000
                 County of Sacramento VRDN, Multifamily
                 Housing (Dai-Ichi Kangyo Bank LOC)
       1,500        Series: 1985 B, 3.45%, 4/15/97                    1,500
         500        Series: 1985 C, 3.45%, 4/15/97                      500



SCHEDULES OF INVESTMENTS MARCH 31, 1997

CALIFORNIA MUNICIPAL MONEY MARKET FUND (continued)

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 CALIFORNIA - 94.4% (CONT'D.)
      $3,600     County of Sacramento VRDN, Multifamily
                 Housing, Series: 1985 E, River Oaks
                 (Dai-Ichi Kangyo Bank LOC),
                 3.45%, 4/15/97                                      $3,600
       8,000     County of San Bernadino Housing Authority
                 Revenue VRDN, Series: A, Brookside
                 Meadows (Bank of Tokyo Mitsibushi LOC),
                 3.30%, 4/2/97                                        8,000
       1,045     County of Santa Clara Housing Authority
                 VRDN, Series: A, Multifamily Avenida
                 Espana Gardens (Union Bank LOC),
                 3.25%, 4/1/97                                        1,045
       2,900     Eagle Tax Exempt Trust Certificates,
                 Series: 1997A-C05Q2,
                 3.50%, 8/1/16                                        2,900
       4,250     Paramount Housing Authority Multifamily
                 VRDN, Century Place, Series: 1989 A
                 (Heller Financial, Inc. LOC), 3.96%, 4/1/97          4,250
       2,260     Pleasant Hill Redevelopment Agency
                 Housing Revenue Bonds VRDN, Series:
                 1996 A, Chateau III Project (Commerzbank
                 LOC), 3.55%, 4/1/97                                  2,260
       9,000     State School Cash Reserve Program Authority
                 TRAN, Pool Bonds, Series: 1996 A,
                 4.75%, 7/2/97                                        9,016
       3,400     State Community Development Authority
                 Housing Revenue, Series: 1995 B (AMT),
                 Kimberly Woods Apartments (Colld. by
                 FNMA), 3.30%, 4/15/97                                3,400
       1,300     State Department of Water Resources
                 Water and Sewer VRDN, CVP Merrill Soc
                 Gen Muni Trust, Series: SG-5,
                 3.25%, 6/1/97                                        1,300
       3,055     State Department of Water Resources
                 Revenue Bonds, Central Valley Project,
                 Series: M, 3.45%, 6/1/97                             3,055
       3,500     State Economic Development VRDN,
                 Volk Enterprises Project (Harris Trust &
                 Savings Bank LOC), 3.25%, 4/1/97                     3,500
       4,950     State G.O. Bond (MBIA Insured),
                 3.26%, 4/1/97                                        4,950
       7,000     State G.O. CP, Series: A,
                 3.05%, 4/21/97                                       7,000

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 CALIFORNIA - 94.4% (CONT'D.)
    $  4,100     State G.O. VRDN TOB, Series: CR-152,
                 Citibank (FGIC Insured), 3.51%, 5/1/97            $  4,100
       1,100     State G.O. VRDN TOCR,
                 Series: A3 (MBIA Insured),
                 3.75%, 4/1/97                                        1,100
       2,300     State G.O. VRDN, Series: 1995, Bear
                 Stearns/Soc Gen Trust (FSA Insured),
                 3.20%, 9/1/97                                        2,300
       2,000     State Health Facility Authority Revenue
                 VRDN, Episcopal Home Project
                 (Union Bank LOC), 3.95%, 4/1/97                      2,000
       5,000     State HFA Home Mortgage
                 Revenue Bond, Series: 1996 J,
                 4.00%, 7/24/97                                       5,000
       2,400     State HFA VRDN,
                 Merrill P-Floats PT-14, 3.45%, 8/1/97                2,400
       2,260     State HFA VRDN, Series: 1991 G,
                 Merrill P-Floats PT-40D, 3.60%, 8/1/97               2,260
         860     State HFA VRDN, Series: 1995 B,
                 Merrill P-Floats PT-56, 3.60%, 8/1/97                  860
                 State PCR, Southern California
                 Edison
       1,100        Series: A (Credit Lyonnais), 3.55%, 4/1/97        1,100
       2,000        Series: B, 3.55%, 4/1/97                          2,000
       2,980        Series: C, 3.55%, 4/1/97                          2,980
         200        Series: D, 3.30%, 4/1/97                            200
       4,000     State RAN, Series: 1996 A, 4.50%, 6/30/97            4,005
      10,600     State RAN VRDN, Series: 1996-1997 B,
                 63% of 3-mo LIBOR, Late Day Daily Put,
                 3.49%, 4/1/97                                       10,600
       2,200     Statewide Community Development
                 Authority COP, Sutter Health Obligation
                 Group (AMBAC Insured), 3.70%, 4/1/97                 2,200
       4,000     Statewide Community Development
                 Authority TRAN, Series: A (FSA Insurance
                 Policy), 4.75%, 6/30/97                              4,008
       4,290     University of California Regents VRDN,
                 Series: C, Merrill Soc Gen Muni Trust,
                 Series: SG-24 (AMBAC Insured),
                 3.25%, 9/1/97                                        4,290
                                                                   --------
                                                                    189,793
                                                                   --------


SCHEDULES OF INVESTMENTS MARCH 31, 1997

CALIFORNIA MUNICIPAL MONEY MARKET FUND (continued)

   PRINCIPAL
      AMOUNT                                                          VALUE
      (000S)                                                         (000S)
  ----------                                                        -------
                 PUERTO RICO - 4.3%
      $2,400     Puerto Rico Government Development
                 Bank, 3.35%, 4/3/97                             $    2,400
       6,240     Puerto Rico Industrial Medical and
                 Environmental PCR, Merck & Co. Inc.,
                 Series: 1983 A, 6.10%, 12/1/18                       6,240
                                                                   --------
                                                                      8,640
                                                                   --------

                 Total Municipal Investments
                 (cost $198,433)                                    198,433
                                                                   --------

      NUMBER
   OF SHARES
      (000S)
  ----------

                 OTHER - 1.3%

         391     Federated Tax Exempt Money Market
                 Fund No. 80                                            391
       2,127     Provident Institutional California
                 Money Fund                                           2,127
                                                                   --------

                 Total Other
                 (cost $2,518)                                        2,518
                                                                   --------

                 Total Investments - 100.0%
                 (cost $200,951)                                    200,951

                 Other Assets less Liabilities - 0.0%                    38
                                                                   --------

                 NET ASSETS - 100.0%                               $200,989
                                                                   ========



See Notes to the Financial Statements.


STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 1997

FIXED INCOME FUNDS

                                                                                              FLORIDA                     INT'L.
                                                      U.S.         FIXED     INTERMEDIATE  INTERMEDIATE                    FIXED
AMOUNTS IN THOUSANDS,                                GOV'T.        INCOME     TAX-EXEMPT    TAX-EXEMPT    TAX-EXEMPT      INCOME
EXCEPT PER SHARE DATA                                 FUND          FUND         FUND          FUND          FUND          FUND
----------------------                                ----          ----         ----          ----          ----          ----
ASSETS:
  Investments, at value (cost $182,165,
    $123,484, $259,469, $14,856, $132,058
    and $16,135, respectively)                      $180,144     $121,471      $260,707       $14,772      $134,341      $15,905
  Cash and foreign currencies                              5            8             3             2             2          166
  Income receivable                                    1,907        1,247         4,024           259         2,128          396
  Receivable for securities sold                           -        2,715             -             -             -            -
  Receivable for fund shares sold                        179          248            69             -             -           19
  Receivable from Adviser                                  8            5             8             3             6            3
  Deferred organization costs, net of
    accumulated amortization                              28           23            45             -            31           15
  Prepaid and other assets                                 7            8             8             4             7            6
                                                    --------     --------      --------      --------      --------     --------
      Total Assets                                   182,278      125,725       264,864        15,040       136,515       16,510
                                                    --------     --------      --------      --------      --------     --------

LIABILITIES:
  Unrealized depreciation on forward foreign
    currency contracts                                     -            -             -             -             -           17
  Payable for securities purchased                         -        2,888             -             -             -            -
  Payable for fund shares redeemed                       148          243             5           200             5           39
  Dividends payable                                      138          100           144             9            88           11
  Accrued investment advisory fees                        22           15            31             2            16            2
  Accrued administration fees                             19           11            25             5            13            1
  Accrued transfer agent fees                              3            2             4             -             2            -
  Accrued custody and accounting fees                      2            1             2             1             1            2
  Accrued registration fees and other liabilities         25           21            23            16            18           12
                                                    --------     --------      --------      --------      --------     --------
      Total Liabilities                                  357        3,281           234           233           143           84
                                                    --------     --------      --------      --------      --------     --------
  Net Assets                                        $181,921     $122,444      $264,630       $14,807      $136,372      $16,426
                                                    ========     ========      ========      ========      ========     ========

ANALYSIS OF NET ASSETS:
  Capital stock                                     $184,330     $124,773      $263,792       $14,891      $134,177      $16,483
  Accumulated undistributed (distributions in
    excess of) net investment income                    (94)        (100)            40             -          (88)          196
  Accumulated undistributed net realized gains
    on investments, forward foreign currency
    contracts and foreign currency transactions            -            -             -             -             -            6
  Accumulated distributions in excess
    of net realized gains                              (294)        (216)         (440)             -             -            -
  Net unrealized appreciation (depreciation)
    on investments and forward foreign currency
    contracts                                        (2,021)      (2,013)         1,238          (84)         2,283        (247)
  Net unrealized losses on translation of
    assets and liabilities denominated in
    foreign currencies                                     -            -             -             -             -         (12)
                                                    --------     --------      --------      --------      --------     --------
  Net Assets                                        $181,921     $122,444      $264,630       $14,807      $136,372      $16,426
                                                    ========     ========      ========      ========      ========     ========

SHARES OUTSTANDING ($.0001 PAR VALUE,
  UNLIMITED AUTHORIZATION)                            18,420       12,416        26,279         1,477        13,319        1,630

NET ASSET VALUE, REDEMPTION AND
  OFFERING PRICE PER SHARE                             $9.88        $9.86        $10.07        $10.03        $10.24       $10.08

See Notes to the Financial Statements.



STATEMENTS OF OPERATIONS PERIOD ENDED MARCH 31, 1997

FIXED INCOME FUNDS


                                                                                              FLORIDA                     INT'L.
                                                      U.S.         FIXED     INTERMEDIATE  INTERMEDIATE                    FIXED
                                                     GOV'T.        INCOME     TAX-EXEMPT    TAX-EXEMPT    TAX-EXEMPT      INCOME
AMOUNTS IN THOUSANDS                                  FUND          FUND         FUND        FUND<F1>        FUND          FUND
---------------------                                 ----          ----         ----          ----          ----          ----
INVESTMENT INCOME:
  Interest income                                    $10,017       $7,189       $11,989          $298        $7,082   $1,081<F2>
                                                    --------     --------      --------      --------      --------     --------

EXPENSES:
  Investment advisory fees                             1,231          816         1,895            47           974          146
  Administration fees                                    247          164           379             9           195           24
  Transfer agent fees                                    164          109           252             6           130           16
  Custody and accounting fees                             65           58            87            31            60           76
  Registration fees                                       23           21            20            16            16           11
  Professional fees                                       19           19            21            28            19           17
  Amortization of organization costs                      15           11            22             -            15            7
  Trustees' fees and expenses                              5            4             7             2             5            3
  Other                                                   19           15            29             7            16           18
                                                    --------     --------      --------      --------      --------     --------
  Total Expenses                                       1,788        1,217         2,712           146         1,430          318
    Less voluntary waivers of:
      Investment advisory fees                             -            -         (130)           (3)          (67)            -
      Administration fees                               (51)         (34)          (78)           (2)          (40)          (5)
    Less: Reimbursement of expenses
      by Adviser                                       (260)        (203)         (362)          (88)         (222)        (126)
                                                    --------     --------      --------      --------      --------     --------
    Net Expenses                                       1,477          980         2,142            53         1,101          187
                                                    --------     --------      --------      --------      --------     --------
NET INVESTMENT INCOME                                  8,540        6,209         9,847           245         5,981          894
                                                    --------     --------      --------      --------      --------     --------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
  Net realized gains (losses) on:
    Investments                                        (347)        (226)         (441)             -           248          125
    Forward foreign currency contracts                     -            -             -             -             -         (50)
    Foreign currency transactions                          -            -             -             -             -           22
  Net change in unrealized appreciation
    (depreciation) on investments and
    forward foreign currency contracts               (1,738)      (1,313)       (1,011)          (84)         (786)        (785)
  Net change in unrealized losses on
    translation of assets and liabilities
    denominated in foreign currencies                      -            -             -             -             -          (9)
                                                    --------     --------      --------      --------      --------     --------
    Net Losses on Investments                        (2,085)      (1,539)       (1,452)          (84)         (538)        (697)
                                                    --------     --------      --------      --------      --------     --------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                           $6,455       $4,670        $8,395          $161        $5,443         $197
                                                    ========     ========      ========      ========      ========     ========


<F1>  Commenced investment operations on August 15, 1996.
<F2>  Net of $15 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS

FIXED INCOME FUNDS
                                                                                        FIXED                   INTERMEDIATE
                                                        U.S. GOVERNMENT                INCOME                    TAX-EXEMPT
                                                             FUND                       FUND                        FUND
                                                      -------------------        -------------------        -------------------
                                                      YEAR          YEAR         YEAR          YEAR          YEAR          YEAR
                                                     ENDED         ENDED         ENDED         ENDED        ENDED          ENDED
                                                    MAR. 31,      MAR. 31,     MAR. 31,      MAR. 31,      MAR. 31,      MAR. 31,
AMOUNTS IN THOUSANDS                                  1997          1996         1997          1996          1997          1996
---------------------                                 ----          ----         ----          ----          ----          ----
OPERATIONS:
  Net investment income                             $  8,540     $  6,829      $  6,209      $  5,131      $  9,847     $  9,311
  Net realized gains (losses) on investments           (347)        2,958         (226)         3,447         (441)        5,055
  Net change in unrealized appreciation
    (depreciation) on investments                    (1,738)        (420)       (1,313)          (45)       (1,011)          630
                                                    --------     --------      --------      --------      --------     --------
    Net Increase in Net Assets Resulting
      from Operations                                  6,455        9,367         4,670         8,533         8,395       14,996
                                                    --------     --------      --------      --------      --------     --------
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                         51,631       44,443        42,687        48,410        71,873       51,544
  Shares from reinvestment of dividends                1,442          224         2,244           795         2,492          173
  Shares redeemed                                   (16,979)     (14,524)      (20,929)      (15,726)      (50,113)     (32,864)
                                                    --------     --------      --------      --------      --------     --------
    Net Increase in Net Assets Resulting
      from Capital Share Transactions                 36,094       30,143        24,002        33,479        24,252       18,853
                                                    --------     --------      --------      --------      --------     --------
DISTRIBUTIONS PAID:
  From net investment income                         (8,500)      (6,787)       (6,154)       (5,061)       (9,864)      (9,311)
  From net realized gains                              (793)        (104)       (1,090)       (1,541)       (1,852)      (1,650)
  In excess of net investment income                    (50)            -          (96)             -             -            -
  In excess of net realized gains                      (347)            -         (227)             -         (440)            -
                                                    --------     --------      --------      --------      --------     --------
    Total Distributions Paid                         (9,690)      (6,891)       (7,567)       (6,602)      (12,156)     (10,961)
                                                    --------     --------      --------      --------      --------     --------
TOTAL INCREASE IN NET ASSETS                          32,859       32,619        21,105        35,410        20,491       22,888
NET ASSETS:
  Beginning of year                                  149,062      116,443       101,339        65,929       244,139      221,251
                                                    --------     --------      --------      --------      --------     --------
  End of year                                       $181,921     $149,062      $122,444      $101,339      $264,630     $244,139
                                                    ========     ========      ========      ========      ========     ========
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS
  IN EXCESS OF) NET INVESTMENT INCOME                  $(94)        $(40)        $(100)         $(55)           $40          $39
                                                    ========     ========      ========      ========      ========     ========


See Notes to the Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FIXED INCOME FUNDS
                                                                  FLORIDA                                      INTERNATIONAL
                                                                INTERMEDIATE                                       FIXED
                                                                 TAX-EXEMPT          TAX-EXEMPT                    INCOME
                                                                    FUND                FUND                        FUND
                                                                    ----         ------------------         --------------------
                                                                   PERIOD        YEAR          YEAR          YEAR          YEAR
                                                                   ENDED         ENDED         ENDED        ENDED          ENDED
                                                                  MAR. 31,     MAR. 31,      MAR. 31,      MAR. 31,      MAR. 31,
AMOUNTS IN THOUSANDS                                              1997<F1>       1997          1996          1997          1996
---------------------                                              -----         ----          ----          ----          ----
OPERATIONS:
  Net investment income                                          $    245      $  5,981      $  5,598      $    894     $    868
  Net realized gains on investments, forward foreign
    currency contracts and foreign currency transactions                -           248         1,827            97          507
  Net change in unrealized appreciation
    (depreciation) on investments and forward
    foreign currency contracts                                       (84)         (786)         1,556         (785)        (559)
  Net change in unrealized gains (losses)
    on translation of assets and liabilities
    denominated in foreign currencies                                   -             -             -           (9)            2
                                                                 --------      --------      --------      --------     --------
    Net Increase in Net Assets Resulting
      from Operations                                                 161         5,443         8,981           197          818
                                                                 --------      --------      --------      --------     --------
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                      18,631        26,848        21,469         4,412        5,457
  Shares from reinvestment of dividends                                36           829            82           302          151
  Shares redeemed                                                 (3,776)      (14,872)      (18,270)       (3,077)      (2,894)
                                                                 --------      --------      --------      --------     --------
    Net Increase in Net Assets Resulting
      from Capital Share Transactions                              14,891        12,805         3,281         1,637        2,714
                                                                 --------      --------      --------      --------     --------
DISTRIBUTIONS PAID:
  From net investment income                                        (245)       (6,007)       (5,598)         (892)        (868)
  From net realized gains                                               -         (665)         (241)         (159)         (27)
  In excess of net investment income                                    -         (317)             -             -            -
  In excess of net realized gains                                       -             -             -          (22)            -
                                                                 --------      --------      --------      --------     --------
    Total Distributions Paid                                        (245)       (6,989)       (5,839)       (1,073)        (895)
                                                                 --------      --------      --------      --------     --------
TOTAL INCREASE IN NET ASSETS                                       14,807        11,259         6,423           761        2,637
NET ASSETS:
  Beginning of period                                                   -       125,113       118,690        15,665       13,028
                                                                 --------      --------      --------      --------     --------
  End of period                                                   $14,807      $136,372      $125,113       $16,426      $15,665
                                                                 ========      ========      ========      ========     ========
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS
  IN EXCESS OF) NET INVESTMENT INCOME                                 $ -         $(88)           $26          $196         $206
                                                                 ========      ========      ========      ========     ========

<F1>  Commenced investment operations on August 15, 1996.

See Notes to the Financial Statements.



FINANCIAL HIGHLIGHTS

FIXED INCOME FUNDS
                                                                                                            FIXED
                                                              U.S. GOVERNMENT                               INCOME
                                                                    FUND                                     FUND
                                                      -------------------------------          --------------------------------
                                                      YEAR          YEAR         YEAR          YEAR          YEAR          YEAR
                                                     ENDED         ENDED         ENDED         ENDED        ENDED          ENDED
                                                    MAR. 31,      MAR. 31,     MAR. 31,      MAR. 31,      MAR. 31,      MAR. 31,
                                                      1997          1996         1995          1997          1996          1995
------------------------                              ----          ----         ----          ----          ----          ----
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                   $ 10.06      $  9.84       $ 10.00       $ 10.10       $  9.78      $ 10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.51         0.51          0.50          0.57          0.58         0.62
  Net realized and unrealized gains (losses) on
    investments                                       (0.11)         0.29        (0.16)        (0.12)          0.50       (0.22)
                                                    --------     --------      --------      --------      --------     --------
    Total Income from Investment Operations             0.40         0.80          0.34          0.45          1.08         0.40
                                                    --------     --------      --------      --------      --------     --------

LESS DISTRIBUTIONS PAID:
  From net investment income                          (0.51)       (0.51)        (0.50)        (0.56)        (0.59)       (0.62)
  From net realized gains                             (0.05)       (0.07)             -        (0.10)        (0.17)            -
  In excess of net investment income                       -            -             -        (0.01)             -            -
  In excess of net realized gains                     (0.02)            -             -        (0.02)             -            -
                                                    --------     --------      --------      --------      --------     --------
    Total Distributions                               (0.58)       (0.58)        (0.50)        (0.69)        (0.76)       (0.62)
                                                    --------     --------      --------      --------      --------     --------
NET ASSET VALUE, END OF YEAR                           $9.88       $10.06         $9.84         $9.86        $10.10        $9.78
                                                    --------     --------      --------      --------      --------     --------
TOTAL RETURN                                           3.98%        7.65%         3.49%         4.59%        11.18%        4.16%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year             $181,921     $149,062      $116,443      $122,444      $101,339      $65,929
  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements        0.90%        0.90%         0.90%         0.90%         0.90%        0.90%
    Expenses, before waivers and reimbursements        1.09%        1.10%         1.12%         1.12%         1.14%        1.18%
    Net investment income, net of waivers and
      reimbursements                                   5.19%        5.07%         5.20%         5.69%         5.79%        6.48%
    Net investment income, before waivers
      and reimbursements                               5.00%        4.87%         4.98%         5.47%         5.55%        6.20%
  Portfolio Turnover Rate                             83.41%      112.00%        42.29%        87.64%       116.22%       55.27%

See Notes to the Financial Statements.



FINANCIAL HIGHLIGHTS (CONTINUED)

FIXED INCOME FUNDS
                                                                                                           FLORIDA
                                                                             INTERMEDIATE                INTERMEDIATE
                                                                              TAX-EXEMPT                  TAX-EXEMPT
                                                                                 FUND                        FUND
                                                                   ---------------------------------        ------
                                                                    YEAR         YEAR          YEAR         PERIOD
                                                                   ENDED         ENDED         ENDED        ENDED
                                                                  MAR. 31,     MAR. 31,      MAR. 31,      MAR. 31,
                                                                    1997         1996          1995        1997<F1>
------------------------                                            ----         ----          ----         ------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.22        $10.03        $10.00        $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.40          0.41          0.40          0.24
  Net realized and unrealized gains (losses) on
    investments, forward foreign currency contracts
    and foreign currency transactions                              (0.06)          0.26          0.03          0.03
                                                                 --------      --------      --------      --------
    Total Income from Investment Operations                          0.34          0.67          0.43          0.27
                                                                 --------      --------      --------      --------

LESS DISTRIBUTIONS PAID:
  From net investment income                                       (0.40)        (0.41)        (0.40)        (0.24)
  From net realized gains                                          (0.07)        (0.07)             -             -
  In excess of net investment income                                    -             -             -             -
  In excess of net realized gains                                  (0.02)             -             -             -
                                                                 --------      --------      --------      --------
    Total Distributions                                            (0.49)        (0.48)        (0.40)        (0.24)
                                                                 --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                                     $10.07        $10.22        $10.03        $10.03
                                                                 --------      --------      --------      --------

TOTAL RETURN                                                        3.39%         6.81%         4.38%         2.63%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period                        $264,630      $244,139      $221,251       $14,807
  Ratio to average net assets of: <F2>
    Expenses, net of waivers and reimbursements                     0.85%         0.85%         0.85%         0.85%
    Expenses, before waivers and reimbursements                     1.07%         1.08%         1.09%         2.31%
    Net investment income, net of waivers and
      reimbursements                                                3.90%         4.01%         4.09%         3.84%
    Net investment income, before waivers and
      reimbursements                                                3.68%         3.78%         3.85%         2.38%
  Portfolio Turnover Rate                                          61.39%       137.85%        78.87%        50.77%



FINANCIAL HIGHLIGHTS (CONTINUED)

FIXED INCOME FUNDS
                                                                                                        INTERNATIONAL
                                                                                                            FIXED
                                                                 TAX-EXEMPT                                 INCOME
                                                                    FUND                                     FUND
                                                      YEAR          YEAR         YEAR          YEAR          YEAR          YEAR
                                                     ENDED         ENDED         ENDED         ENDED        ENDED          ENDED
                                                    MAR. 31,      MAR. 31,     MAR. 31,      MAR. 31,      MAR. 31,      MAR. 31,
                                                      1997          1996         1995          1997          1996          1995
------------------------                              ----          ----         ----          ----          ----          ----
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD                  $10.35       $10.08        $10.00        $10.62        $10.64       $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.50         0.48          0.48          0.56          0.78         0.58
  Net realized and unrealized gains (losses) on
    investments, forward foreign currency contracts
    and foreign currency transactions                 (0.06)         0.29          0.08        (0.40)        (0.16)         0.64
                                                    --------     --------      --------      --------      --------     --------
    Total Income from Investment Operations             0.44         0.77          0.56          0.16          0.62         1.22
                                                    --------     --------      --------      --------      --------     --------

LESS DISTRIBUTIONS PAID:
  From net investment income                          (0.47)       (0.48)        (0.48)        (0.58)        (0.62)       (0.56)
  From net realized gains                             (0.05)       (0.02)             -        (0.11)        (0.02)            -
  In excess of net investment income                  (0.03)            -             -             -             -       (0.02)
  In excess of net realized gains                          -            -             -        (0.01)             -            -
                                                    --------     --------      --------      --------      --------     --------
    Total Distributions                               (0.55)       (0.50)        (0.48)        (0.70)        (0.64)       (0.58)
                                                    --------     --------      --------      --------      --------     --------
NET ASSET VALUE, END OF PERIOD                        $10.24       $10.35        $10.08        $10.08        $10.62       $10.64
                                                    --------     --------      --------      --------      --------     --------

TOTAL RETURN                                           4.32%        7.80%         5.78%         1.39%         5.84%       12.77%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period           $136,372     $125,113      $118,690       $16,426       $15,665      $13,028
  Ratio to average net assets of: <F2>
    Expenses, net of waivers and reimbursements        0.85%        0.85%         0.85%         1.15%         1.15%        1.15%
    Expenses, before waivers and reimbursements        1.10%        1.10%         1.11%         1.96%         2.00%        2.42%
    Net investment income, net of waivers and
      reimbursements                                   4.61%        4.62%         4.95%         5.49%         5.75%        5.96%
    Net investment income, before waivers and
      reimbursements                                   4.36%        4.37%         4.69%         4.68%         4.90%        4.69%
  Portfolio Turnover Rate                              8.10%       60.50%        54.94%        37.76%        52.05%       43.24%


<F1>  Commenced investment operations on August 15, 1996.
<F2>  Annualized for periods less than a full year.

See Notes to the Financial Statements.


SCHEDULES OF INVESTMENTS MARCH 31, 1997

U.S. GOVERNMENT FUND

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               U.S. GOVERNMENT AGENCIES - 25.6%

               FEDERAL HOME LOAN MORTGAGE
               CORPORATION - 10.9%
      $9,000   Series: 1033, Class F,
               8.00%, 5/15/05                                      $  9,104
       4,000   Series: 1614, Class E,
               5.20%, 4/15/15                                         3,941
       4,750   Series: 1379, Class EA,
               6.00%, 5/15/16                                         4,716
       2,093   7.684%, 11/1/24                                        2,135
                                                                -----------
                                                                     19,896
                                                                -----------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION
               REMIC TRUST - 12.3%
       1,530   Series: 1991-37, Class G,
               8.15%, 4/25/25                                         1,553
       6,551   Series: 1994-40, Class C,
               5.00%, 9/25/13                                         6,482
         611   Series: 1993-203, Class PC,
               4.75%, 11/25/13                                          606
       6,616   Series: 1996-M4, Class A,
               7.75%, 3/17/17                                         6,721
       4,500   Series: 1992-200, Class E,
               6.25%, 6/25/17                                         4,476
         239   Series: 1989-15, Class D,
               10.00%, 9/25/18                                          244
       2,197   Series: 1995-WI, Class A2,
               8.20%, 4/25/25                                         2,201
                                                                -----------
                                                                     22,283
                                                                -----------

               GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION - 0.4%
          73   7.25%, 6/15/98                                            73
         621   10.00%, 4/15/19-2/15/21                                  681
                                                                -----------
                                                                        754
                                                                -----------

               TENNESSEE VALLEY AUTHORITY - 2.0%
       3,700   Series: B, 6.235%, 7/15/45                             3,621
                                                                -----------


               Total U.S. Government Agencies
               (cost $45,955)                                        46,554
                                                                -----------

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               U.S. GOVERNMENT
               OBLIGATIONS - 64.9%

               U.S. TREASURY NOTES
     $23,000   7.75%, 1/31/00                                     $  23,668
      11,000   5.75%, 10/31/00                                       10,675
      31,175   6.625%, 6/30/01                                       31,019
      11,940   6.625%, 7/31/01                                       11,880
       2,000   6.25%, 2/15/03                                         1,946
       7,500   5.75%, 8/15/03                                         7,079
      24,900   7.50%, 2/15/05                                        25,760
       6,000   7.00%, 7/15/06                                         6,015
                                                                -----------

               Total U.S. Government Obligations
               (cost $120,662)                                      118,042
                                                                -----------

               SHORT-TERM INVESTMENT - 8.5%

      15,550   FHLB Discount Note,
               6.25%, 4/1/97
               (cost $15,548)                                        15,548
                                                                -----------

               Total Investments - 99.0%
               (cost $182,165)                                      180,144

               Other Assets less Liabilities - 1.0%                   1,777
                                                                -----------

               NET ASSETS - 100.0%                                 $181,921
                                                                ===========


See Notes to the Financial Statements.



SCHEDULES OF INVESTMENTS MARCH 31, 1997

FIXED INCOME FUND

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------

               ASSET BACKED SECURITIES - 14.8%

   $     990   ALPS Ltd., Series: 1994-1 A-2,
               7.15%, 11/15/97                                     $    993
       5,000   Banc One Credit Card Master Trust,
               7.80%, 12/15/00                                        5,088
         203   DLJ Mortgage Acceptance Corp.,
               7.25%, 5/25/24                                           201
       1,675   Delta Funding Mortgage Corp., I.O.,
               Series: 1991-1, Class A-4,
               3.24%, 3/15/06<F1><F2>                                    53
       1,803   Olympic Automobile Receivables,
               7.875%, 7/15/01                                        1,832
       2,460   PaineWebber Mortgage Acceptance Corp.,
               Series: 1993-9, Class A-15,
               7.00%, 10/25/23                                        2,377
       2,399   PNC Mortgage Securities Corp.,
               8.31%, 4/28/97<F1>                                     2,439
      26,454   Prudential Home Mortgage Services Co., I.O.,
               0.367%, 12/26/23<F2>                                     374
           7   U.S. Home Equity Loan, Class A,
               8.50%, 4/15/21                                             7
               Western Financial Grantor Trust
         925   Series: 1994-4, Class A-1,
               7.10%, 1/1/00                                            933
       3,751   Series: 1995-4, Class A-1,
               6.20%, 2/1/02                                          3,745
                                                                -----------

               Total Asset Backed Securities
               (cost $18,134)                                        18,042
                                                                -----------

               CORPORATE/GOVERNMENT BONDS
               AND NOTES - 24.7%

               BROKERAGE SERVICES - 4.8%
       4,000   Lehman Brothers Holdings, MTN,
               6.90%, 1/29/01                                         3,955
       2,000   Salomon, Inc., MTN,
               5.50%, 1/31/98                                         1,986
                                                                -----------
                                                                      5,941
                                                                -----------

               COMMUNICATIONS - 0.8%
         880   New Jersey Bell Telephone Co.,
               7.85%, 11/15/29                                          939
                                                                -----------

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               FINANCIAL SERVICES - 8.2%
               General Motors Acceptance Corp.
   $      21   4.00%, 9/15/98                                     $      21
       2,085   8.875%, 6/1/10                                         2,337
       1,800   Greyhound Financial Corp.,
               8.50%, 5/1/98                                          1,836
       2,100   Lumberman's Mutual Casualty Co.,
               9.15%, 7/1/26                                          2,191
       3,750   Prudential Insurance,
               8.30%, 7/1/25<F1>                                      3,669
                                                                -----------
                                                                     10,054
                                                                -----------

               FOREIGN GOVERNMENT BOND - 1.7%
       1,905   Nova Scotia Province of Canada,
               8.25%, 11/15/19                                        2,047
                                                                -----------

               INDUSTRIAL INSTRUMENTS - 6.7%
       4,540   Penney (J.C.) & Co., Inc.,
               6.90%, 8/15/26                                         4,466
       3,725   Waste Management, Inc.,
               7.10%, 8/1/26                                          3,709
                                                                -----------
                                                                      8,175
                                                                -----------

               INSURANCE SERVICES - 2.4%
       2,900   Anthem Insurance, Inc.,
               9.00%, 4/1/27<F1>                                      2,900
                                                                -----------

               PETROLEUM PRODUCTS - 0.1%
         175   Chevron Capital U.S.A.,
               9.75%, 7/15/17                                           185
                                                                -----------

               PRINTING AND PUBLISHING - 0.0%
          19   Berkshire Hathaway, Inc.,
               9.75%, 1/15/18                                            20
                                                                -----------

               Total Corporate/Government Bonds
               and Notes
               (cost $30,325)                                        30,261
                                                                -----------

               U.S. GOVERNMENT AGENCIES - 3.3%

               COLLATERALIZED MORTGAGE OBLIGATIONS - 3.3%
               FHLMC
         666   Series: 1392, Class S, I.O.,
               4.00%, 9/15/18<F2>                                        21
         129   Series: 1152, Class J,
               8.00%, 12/15/19                                          130



SCHEDULES OF INVESTMENTS MARCH 31, 1997

FIXED INCOME FUND (continued)

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               COLLATERALIZED MORTGAGE
               OBLIGATIONS - 3.3% (CONT'D.)
               FHLMC
    $    330   Series: 1248, Class B,
               7.00%, 3/15/22                                      $    322
         810   Series: 1591, Class SH,
               5.452%, 9/15/22                                          536
         440   Series: 1591, Class FH,
               6.75%, 9/15/22                                           442
          87   Series: G011, Class B, P.O.,
               0.00%, 4/25/23<F2>                                        58

               FNMA REMIC Trusts
          42   Series: 1991-127, Class SA,
               11.859%, 9/25/98                                          43
         168   Series: 1991-26, Class E,
               8.00%, 1/25/05                                           168
         224   Series: 1989-15, Class D,
               10.00%, 9/25/18                                          229
           4   Series: G-12, Class S, I.O.,
               517.206%, 5/25/21<F2>                                     50
       1,005   Series: 1993-205, Class E, P.O.,
               0.00%, 9/25/23<F2>                                       627
      22,800   Series: 1997-20, I.O.,
               1.84%, 3/25/27<F2>                                     1,404
                                                                -----------
                                                                      4,030
                                                                -----------
               MORTGAGE BACKED SECURITIES - 0.0%
           1   FHLMC, 6.50%, 6/1/04                                       1
           2   GNMA, 11.50%, 3/15/99                                      2
                                                                -----------
                                                                          3
                                                                -----------

               Total U.S. Government Agencies
               (cost $4,223)                                          4,033
                                                                -----------

               U.S. GOVERNMENT OBLIGATIONS - 40.8%

               U.S. TREASURY BONDS
       7,175   6.625%, 7/31/01                                        7,139
       2,935   5.75%, 8/15/03                                         2,770
      22,110   7.50%, 2/15/05                                        22,873
      17,425   7.125%, 2/15/23                                       17,215
                                                                -----------

               Total U.S. Government Obligations
               (cost $52,205)                                        49,997
                                                                -----------

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               FLOATING RATE BANK NOTES - 7.3%

               Hong Kong and Shanghai Bank
      $1,600    5.875%, 8/26/97                                  $    1,412
       1,450    Series: 2, 5.813%, 6/17/97                            1,272
       2,800   Lloyds Bank PLC, 5.875%, 6/13/97                       2,559
       4,150   National Westminster Bank,
               5.625%, 5/30/97                                        3,712
                                                                -----------

               Total Floating Rate Bank Notes
               (cost $8,414)                                          8,955
                                                                -----------

               SHORT-TERM INVESTMENTS - 8.3%

       4,894   Banque Brussels Lambert,
               Grand Cayman Islands,
               6.50%, 4/1/97                                          4,894
       5,290   FHLB Discount Note,
               6.25%, 4/1/97                                          5,289
                                                                -----------

               Total Short-Term Investments
               (cost $10,183)                                        10,183
                                                                -----------

               Total Investments - 99.2%
               (cost $123,484)                                      121,471

               Other Assets less Liabilities - 0.8%                     973
                                                                -----------

               NET ASSETS - 100.0%                                 $122,444
                                                                ===========

<F1>  These private placement securities may require registration under the
Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business. At March 31, 1997, the value of these securities amounted to approximately $9,061,000 or 7.4% of net assets.

<F2>  Stripped securities represent the right to receive either future interest payments (Interest Only Stripped Securities) or principal payments (Principal Only Stripped Securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only stripped securities and principal only stripped securities varies inversely with changes in interest rates. At March 31, 1997, yields on these securities ranged from approximately 7.10% to 10.25%.

See Notes to the Financial Statements.



SCHEDULES OF INVESTMENTS MARCH 31, 1997

INTERMEDIATE TAX-EXEMPT FUND

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               MUNICIPAL INVESTMENTS - 97.4%

               ALABAMA - 0.4%
               City of Birmingham Public Building
               Authority Revenue Refunding Bond
     $   340   6.70%, 7/15/97                                      $    343
         280   6.80%, 7/15/98                                           289
         310   7.00%, 1/15/00                                           329
                                                                -----------
                                                                        961
                                                                -----------

               ALASKA - 4.3%
               Borough of North Slope G.O.
               Refunding Bond, Series: A (MBIA Insured)
       5,000   0.00%, 6/30/99                                         4,070
       2,000   0.00%, 6/30/00                                         1,716
       6,250   0.00%, 6/30/01                                         5,640
                                                                -----------
                                                                     11,426
                                                                -----------

               ARIZONA - 4.4%
       5,000   City of Mesa Project of 1987
               G.O. Bond (MBIA Insured),
               5.70%, 7/1/08                                          5,132
       1,500   City of Tucson IDR Bond,
               Prerefunded, 6.25%, 11/15/03                           1,613
       2,000   County of Maricopa School District
               No. 11 Peoria G.O. Bond,
               5.60%, 7/1/07                                          2,061
       2,000   State of Arizona Transportation Board
               Highway Revenue Bond, Sub-Series: B,
               Prerefunded, 6.50%, 7/1/02                             2,181
               University of Arizona Revenue Bond,
               Series: A
         340   9.00%, 6/1/97                                            343
         360   9.00%, 6/1/98                                            380
                                                                -----------
                                                                     11,710
                                                                -----------
               CALIFORNIA - 11.4%
       2,860   County of Los Angeles COP, Correctional
               Facilities Project (MBIA Insured),
               Prerefunded, 6.50%, 9/1/00                             3,094
         530   County of Los Angeles COP, Radio
               Communication Systems Project,
               8.00%, 12/1/97                                           543

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               CALIFORNIA - 11.4% (CONT'D.)
    $  1,000   Foothill/Eastern Transportation
               Corridor Agency Toll Road Senior
               Lien Revenue FRN, Series: A,
               0.00%, 1/1/05                                      $     644
       1,400   Regents of University of California
               Revenue Refunding FRN, Series: C
               (Merrill Soc Gen Municipal Trust SG-24),
               3.45%, 9/1/97                                          1,400
         610   State of California Department of Water
               Resources Revenue Bond, Series: F,
               7.10%, 12/1/99                                           638
       1,500   State of California G.O. Bond,
               6.70%, 10/1/01                                         1,624
               State of California Public Works Board
               Lease Revenue Bond, Series: A,
               Various University of California Projects
       2,700   5.60%, 10/1/01                                         2,783
       1,200   5.90%, 10/1/04                                         1,260
         490   State of California Public Works Board Lease
               Revenue Bond, Department of Corrections
               State Prisons, Series: A, 7.20%, 11/1/98                 501
       5,000   State of California Public Works Board
               Lease Revenue Bond, Department of
               Corrections State Prisons (MBIA Insured),
               Series: D, 5.75%, 9/1/06                               5,259
      12,450   State of California RAN, Series: A,
               4.50%, 6/30/97                                        12,469
                                                                -----------
                                                                     30,215
                                                                -----------

               COLORADO - 1.9%
       2,500   Arapahoe County School District
               No. 5 Cherry Creek G.O. Refunding Bond,
               Series: A, 5.25%, 12/15/04                             2,546
               City of Denver Metropolitan Major League
               Baseball Stadium District Sales TRB
               (FGIC Insured)
         380   4.00%, 10/1/99                                           377
         310   4.15%, 10/1/00                                           306
       1,070   4.30%, 10/1/01                                         1,052
         610   Metropolitan Wastewater Reclamation
               District Gross Revenue Refunding Bond,
               Series: B (MBIA Insured),
               6.75%, 4/1/03                                            668
                                                                -----------
                                                                      4,949
                                                                -----------


SCHEDULES OF INVESTMENTS MARCH 31, 1997

INTERMEDIATE TAX-EXEMPT FUND (continued)

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               DISTRICT OF COLUMBIA - 0.8%
      $2,000   District of Columbia G.O. Bond,
               Prerefunded, 7.40%, 6/1/00                          $  2,192
                                                                -----------

               FLORIDA - 10.7%
               County of Broward School District
               G.O. Bond
         380   6.75%, 2/15/00                                           402
       1,000   6.00%, 2/15/06                                         1,049
       3,195   County of Dade Toll Road G.O.
               Refunding Bond, 5.00%, 7/1/10                          3,098
       3,375   County of Dade Water and Sewer System
               Revenue Bond (FGIC Insured),
               6.25%, 10/1/06                                         3,659
       5,000   County of Venice Health Facilities Revenue
               Bonds, Venice Hospital, Inc. Project,
               Prerefunded, 6.00%, 12/1/04                            5,360
               Jacksonville Electric Authority Revenue
               Refunding Bond, Series: 6-C, St. John's
               River Power Systems
       1,530   6.40%, 10/1/00                                         1,618
       1,500   6.50%, 10/1/01                                         1,607
               State of Florida Board of Education
               Capital Outlay Public Education G.O. Bond
       1,750   5.50%, 1/1/03                                          1,805
       2,500   4.60%, 1/1/08                                          2,345
       2,000   4.70%, 1/1/09                                          1,864
               State of Florida Department of
               Environmental Protection Revenue Bond,
               PRSV 2000-A (AMBAC Insured)
       2,270   5.50%, 7/1/06                                          2,334
       3,000   5.50%, 7/1/07                                          3,074
                                                                -----------
                                                                     28,215
                                                                -----------

               GEORGIA - 3.0%
               City of Atlanta Airport Facilities Revenue
               Refunding Bond (AMBAC Insured)
       1,200   5.50%, 1/1/01                                          1,234
       3,500   6.00%, 1/1/02                                          3,682
       2,000   Cobb-Marietta Coliseum and Exhibition
               Hall Authority Revenue Bond (MBIA
               Insured), Prerefunded, 6.75%, 10/1/01                  2,195
         870   County of Gwinnett Water and Sewer
               Authority Revenue Refunding and
               Improvement Bond, Escrowed to
               Maturity, 8.20%, 8/1/99                                  942
                                                                -----------
                                                                      8,053
                                                                -----------

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               HAWAII - 0.2%
     $   610   State of Hawaii G.O. Bond,
               4.50%, 4/1/97                                        $   610
                                                                -----------

               ILLINOIS - 2.5%
       2,250   City of Chicago G.O. Refunding
               Bond, Series: B (FGIC Insured),
               4.90%, 1/1/07                                          2,173
       1,000   City of Chicago Wastewater
               Transmission Revenue Bond (FGIC
               Insured), Prerefunded, 6.30%, 1/1/03                   1,084
         310   County of McLean G.O. Refunding Bond,
               School District No. 087, 5.40%, 2/1/99                   315
         310   County of McLean Public Building
               Commission Revenue Bond, Law and
               Justice Center Project, 7.10%, 11/1/00                   334
       1,800   State of Illinois Health Facilities
               Authority Revenue Bond FRN,
               Resurrection Health Care System,
               3.00%, 4/1/97                                          1,800
         252   State of Illinois Toll Highway Authority,
               Northern Illinois Revenue Bond,
               Series: 1995, Prerefunded, 4.75%, 7/1/97                 253
         310   State of Illinois Capital Development
               G.O. Bond, Series: 1972 A,
               3.25%, 8/1/97                                            309
         310   State of Illinois Sales TRB,
               Series: J, 6.90%, 6/15/01                                331
                                                                -----------
                                                                      6,599
                                                                -----------

               KANSAS - 1.4%
       1,700   City of Kansas City G.O. Refunding
               Bond, Series: A (MBIA Insured),
               5.20%, 9/1/06                                          1,714
       1,982   City of LaCygne, Environmental
               Industrial Revenue Refunding FRN,
               Kansas City Power and Light,
               Series: A, 3.55%, 4/1/97                               1,982
                                                                -----------
                                                                      3,696
                                                                -----------

               KENTUCKY - 2.9%
       1,425   State of Kentucky Property and Buildings
               Commission Revenue Refunding Bond,
               Project No. 51, Escrowed to Maturity,
               6.25%, 8/1/99                                          1,485



SCHEDULES OF INVESTMENTS MARCH 31, 1997

INTERMEDIATE TAX-EXEMPT FUND (continued)

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               KENTUCKY - 2.9% (CONT'D.)
      $2,000   State of Kentucky Property and Buildings
               Commission Revenue Refunding Bond,
               Project No. 59, 5.00%, 11/1/01                        $2,018
       2,000   State of Kentucky Turnpike
               Authority Revenue Refunding Bond,
               Economic Development Road
               Revitalization Project, 5.50%, 1/1/01                  2,052
       2,000   State of Kentucky Turnpike
               Authority Revenue Refunding Bond,
               Economic Development Road
               Revitalization Project (AMBAC Insured),
               6.50%, 7/1/07                                          2,211
                                                                -----------
                                                                      7,766
                                                                -----------

               MAINE - 0.1%
         310   State of Maine G.O. Bond,
               8.50%, 3/1/99                                            333
                                                                -----------

               MARYLAND - 3.7%
       1,650   State of Maryland G.O. Bond,
               4.30%, 7/15/03                                         1,597
               State of Maryland G.O. Bond,
               Series: 3
       6,500   5.00%, 10/15/99                                        6,607
       1,500   5.00%, 10/15/00                                        1,524
                                                                -----------
                                                                      9,728
                                                                -----------

               MASSACHUSETTS - 7.6%
               State of Massachusetts G.O. Bond
       3,000   Series: A (MBIA Insured),
               4.80%, 1/1/08                                          2,861
       3,050   Series: B, Prerefunded, 6.50%, 6/1/02                  3,305
       1,500   Series: C, 4.70%, 8/1/02                               1,487
       2,220   Series: D (FGIC Insured),
               5.125%, 11/1/07                                        2,205
       3,500   State of Massachusetts Health and
               Educational Facility Authority Revenue
               Bond, Series: D, Newton Wellesley
               Hospital (MBIA Insured), Prerefunded,
               6.90%, 7/1/01                                          3,842

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               MASSACHUSETTS - 7.6% (CONT'D.)
      $1,430   State of Massachusetts Municipal
               Wholesale Electric Power System Revenue,
               Series: B, Prerefunded, 6.75%, 7/1/02               $  1,581
       2,500   State of Massachusetts Water Reserve
               Authority General Revenue Bond,
               Series: A, 7.25%, 4/1/01                               2,710
       2,000   State of Massachusetts Water Reserve
               Authority General Revenue Bond,
               Series: A, Prerefunded, 6.50%, 7/15/02                 2,190
                                                                -----------
                                                                     20,181
                                                                -----------

               MICHIGAN - 1.3%
         870   City of Lansing Limited Tax Incremental
               Finance Authority G.O. Bond,
               Escrowed to Maturity, 4.75%, 10/1/00                     872
       2,500   State of Michigan Building Authority
               Revenue Refunding Bonds, Series: I
               (AMBAC Insured), 6.25%, 10/1/03                        2,682
                                                                -----------
                                                                      3,554
                                                                -----------

               MISSISSIPPI - 1.6%
               State of Mississippi G.O. Refunding Bond,
       2,000   6.05%, 8/15/03                                         2,126
       2,000   Series: E, 5.00%, 9/1/02                               2,021
                                                                -----------
                                                                      4,147
                                                                -----------

               MISSOURI - 0.3%
         650   State of Missouri Health and Education
               Facilities Improvement Revenue Bond
               (FGIC Insured), Prerefunded,
               6.875%, 2/15/21                                          708
                                                                -----------

               NEBRASKA - 0.4%
       1,000   State of Nebraska Public Power District
               Supply System Revenue Bond, Series: B,
               4.80%, 1/1/03                                            991
                                                                -----------

               NEVADA - 0.9%
               City of Las Vegas G.O. Bond
               (MBIA Insured)
         310   7.10%, 11/1/97                                           316
         590   Prerefunded, 6.80%, 1/1/99                               625
         620   County of Clark Library District
               G.O. Bond (FGIC Insured),
               4.00%, 2/1/01                                            602


SCHEDULES OF INVESTMENTS MARCH 31, 1997

INTERMEDIATE TAX-EXEMPT FUND (continued)

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               NEVADA - 0.9% (CONT'D.)
      $  310   County of Clark School District
               Group No. 1 G.O. Bond (FGIC Insured),
               7.00%, 5/1/98                                        $   320
         310   State of Nevada Bank Municipal G.O. Bond,
               Project No. 3-C, Escrowed to Maturity,
               7.625%, 5/1/01                                           339
         150   State of Nevada Lake Tahoe PRSV
               Bond, Prerefunded, 7.20%, 8/1/98                         159
                                                                -----------
                                                                      2,361
                                                                -----------

               NEW HAMPSHIRE - 0.7%
         620   City of Manchester G.O. Refunding Bond,
               Series: B, 4.70%, 7/1/01                                 621
       1,200   State of New Hampshire Municipal
               Bond Bank Revenue Refunding Bond,
               Series: A (MBIA Insured),
               4.875%, 1/15/08                                        1,157
                                                                -----------
                                                                      1,778
                                                                -----------

               NEW JERSEY - 2.1%
               State of New Jersey G.O. Bond,
               Series: E
       2,000   5.50%, 7/15/02                                         2,070
       3,500   5.00%, 7/15/04                                         3,519
                                                                -----------
                                                                      5,589
                                                                -----------

               NEW MEXICO - 0.6%
       1,000   City of Santa Fe Revenue Bond,
               Series: A (AMBAC Insured), Prerefunded,
               6.30%, 6/1/04                                          1,081
         610   County of Bernalillo G.O. Bond,
               3.875%, 8/1/03                                           568
                                                                -----------
                                                                      1,649
                                                                -----------

               NEW YORK - 16.5%
       3,735   City of Middletown New York School
               District G.O. Bond (FGIC Insured),
               4.75%, 11/1/00                                         3,757
               City of New York G.O. Bond,
               Series: C-1, Prerefunded
       2,000   6.375%, 8/1/02                                         2,176
       2,730   6.40%, 8/1/02                                          2,973

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               NEW YORK - 16.5% (CONT'D.)
               Municipal Assistance Corp. for
               New York City Revenue Bonds
      $2,000   Series: E, 5.50%, 7/1/00                             $ 2,052
               Series: G                                              2,000
                6.00%, 7/1/05                                         2,121
       2,500    5.50%, 7/1/00                                         2,565
       3,500   State of New York Dormitory Authority
               City University Revenue Refunding Bond,
               Series: 2, Prerefunded, 6.75%, 7/1/04                  3,945
               State of New York Dormitory Authority
               State University Revenue Refunding Bond,
               Series: A
       2,500    5.40%, 5/15/02                                        2,519
       2,500    5.50%, 5/15/03                                        2,522
       1,000   State of New York Dormitory Authority
               State University Revenue Refunding Bond,
               Series: B, Prerefunded, 7.25%, 5/15/00                 1,095
               State of New York G.O. Refunding Bond
       2,500    6.625%, 8/1/01                                        2,677
       2,500    Series: B, 6.375%, 8/15/00                            2,631
       1,000    Series: C, 6.00%, 10/1/06                             1,056
       1,690   State of New York Power Authority
               and General Purpose Revenue Bond,
               Series: W, 6.40%, 1/1/00                               1,768
       3,000   State of New York Tollway Authority
               Highway and Bridges Trust Fund
               Revenue Bond, Series: A,
               6.00%, 4/1/99                                          3,078
       3,000   State of New York Urban Development
               Corp. Senior Lien Revenue Bond,
               5.50%, 1/1/05                                          3,080
       2,500   State of New York Urban Development
               Corp. Sub Lien Revenue Bond,
               5.50%, 7/1/16                                          2,364
       1,250   State of New York Urban Development
               Revenue Refunding Bond, Series: 1,
               Correctional Facilities, Prerefunded,
               7.75%, 1/1/00                                          1,376
                                                                -----------
                                                                     43,755
                                                                -----------

               NORTH CAROLINA - 0.6%
       1,460   State of North Carolina G.O. Bond,
               5.00%, 6/1/02                                          1,482
                                                                -----------


SCHEDULES OF INVESTMENTS MARCH 31, 1997

INTERMEDIATE TAX-EXEMPT FUND (continued)

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               OHIO - 0.4%
      $1,000   State of Ohio Highway G.O. Bond,
               Series: S, 4.50%, 5/15/03                           $    981
                                                                -----------

               OKLAHOMA - 2.3%
       6,500   Grand River Dam Authority Revenue
               Refunding Bond, 4.00%, 6/1/04                          6,097
                                                                -----------

               OREGON - 1.2%
         540   Counties of Clackamas and Washington
               School District No. 003 G.O. Bond,
               7.00%, 8/1/02                                            595
               County of Washington School District
               No. 48J G.O. Refunding Bond, Series: B
         850   4.10%, 9/1/02                                            821
         910   4.20%, 9/1/03                                            872
         770   State of Oregon G.O. Bond,
               7.30%, 3/1/98                                            793
                                                                -----------
                                                                      3,081
                                                                -----------

               PENNSYLVANIA - 4.1%
       3,000   City of Philadelphia Hospitals and Higher
               Educational Facilities Revenue Bond,
               Series: A (FGIC Insured), Prerefunded,
               6.50%, 2/15/02                                         3,261
       3,300   City of Philadelphia Intergovernmental
               Funding Special TRB (FGIC Insured),
               Prerefunded, 6.75%, 6/15/05                            3,673
       1,610   County of Montgomery Higher Education
               and Health Authority Hospital Revenue
               Bond, Bryn Mawr Hospital Project,
               Prerefunded, 7.375%, 12/1/19                           1,756
       2,000   State of Pennsylvania Higher Education
               Facility Authority Revenue Bond,
               Hahnemann University Project
               (MBIA Insured), Prerefunded,
               7.20%, 7/1/99                                          2,156
                                                                -----------
                                                                     10,846
                                                                -----------
               RHODE ISLAND - 0.2%
         460   State of Rhode Island Conservation
               Capital Development G.O.
               Refunding Bond (MBIA Insured),
               4.25%, 8/1/02                                            445
                                                                -----------

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               SOUTH CAROLINA - 1.9%
      $  310   State of South Carolina G.O. Bond,
               Series: W, 7.25%, 5/1/98                              $  321
               State of South Carolina Public Service
               Authority Revenue Refunding Bond,
               Series: B (FGIC Insured)
       2,650   6.50%, 1/1/04                                          2,874
       1,700   6.50%, 1/1/05                                          1,851
                                                                -----------
                                                                      5,046
                                                                -----------

               TENNESSEE - 1.5%
       1,870   Counties of Nashville and Davidson
               Metropolitan Government G.O.
               Bond, 4.50%, 5/15/02                                   1,846
       2,370   State of Tennessee G.O. Bond,
               Series: A, 4.60%, 5/1/08                               2,239
                                                                -----------
                                                                      4,085
                                                                -----------
               TEXAS - 2.9%
         310   City of San Antonio Electric and Gas
               Revenue Refunding Bond, Series: A,
               7.00%, 2/1/01                                            327
       7,450   County of Harris Revenue Refunding
               Senior Lien Toll Road Bond
               (AMBAC Insured), 4.95%, 8/15/06                        7,357
                                                                -----------
                                                                      7,684
                                                                -----------

               VIRGINIA - 1.5%
       3,230   State of Virginia G.O. Bond,
               5.375%, 6/1/05                                         3,321
         710   State of Virginia Housing Development
               Authority Multifamily Housing
               Revenue Bond (HUD Insured),
               4.50%, 11/1/98                                           713
                                                                -----------
                                                                      4,034
                                                                -----------

               WASHINGTON - 1.1%
         450   City of Seattle Limited Tax G.O. Bond,
               7.00%, 3/1/01                                            486
         560   County of King G.O. Bond, Series: A,
               Prerefunded, 6.90%, 12/1/00                              600
         550   County of Kitsap School District
               No. 401 G.O. Bond, Series: A,
               6.05%, 12/1/00                                           575


SCHEDULES OF INVESTMENTS MARCH 31, 1997

INTERMEDIATE TAX-EXEMPT FUND (continued)

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               WASHINGTON - 1.1% (CONT'D.)
        $310   County of Pierce Fife School District
               No. 417 G.O. Bond, Series: A,
               7.85%, 12/1/01                                    $      347
         310   County of Pierce Puyallup School District
               No. 003 G.O. Bond, Series: A,
               7.75%, 12/1/01                                           347
         500   County of Snohomish Edmonds School
               District No. 015 G.O. Bond,
               7.00%, 12/1/01                                           544
                                                                -----------
                                                                      2,899
                                                                -----------

               Total Municipal Investments
               (cost $256,608)                                      257,846
                                                                -----------

  NUMBER
OF SHARES
  (000S)
----------
               SHORT-TERM INVESTMENT - 1.1%

       2,861   Provident Municipal Fund
               (cost $2,861)                                          2,861
                                                                -----------

               Total Investments - 98.5%
               (cost $259,469)                                      260,707

               Other Assets less Liabilites - 1.5%                    3,923
                                                                -----------

               NET ASSETS - 100.0%                                 $264,630
                                                                ===========


See Notes to the Financial Statements.



SCHEDULES OF INVESTMENTS MARCH 31, 1997

FLORIDA INTERMEDIATE TAX-EXEMPT FUND

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               MUNICIPAL INVESTMENTS - 99.5%

               Florida - 99.5%
        $300   City of Gainesville Utility Systems
               Revenue Refunding Bond, Series: 1996 A,
               5.75%, 10/1/05                                          $315
         600   City of Jacksonville Electric Authority
               Revenue Refunding Bond, St. John's
               River Issue, 5.50%, 10/1/06                              616
         100   City of Kissimmee Utility Authority
               Electric System Revenue Refunding Bond,
               Series: 1991 (FGIC Insured), Prerefunded,
               6.50%, 10/1/01                                           109
         450   City of Kissimmee Suburban Water and Sewer
               System Revenue Refunding Bond
               (AMBAC Insured), 5.75%, 10/1/01                          468
         100   City of Miami G.O. Bond, Series: 1992
               (FGIC Insured), 5.90%, 12/1/07                           106
         100   City of Orlando Utility Commission Water
               and Electric Revenue Refunding Bond,
               Series: 1992, 5.75%, 10/1/05                             105
         600   City of Orlando Utility Commission Water
               and Electric Revenue Refunding Bond,
               Series: 1996 A, Multi Modal,
               4.25%, 10/1/23, Mandatory Put 10/1/01                    590
         400   City of Santa Rosa Bay Bridge Authority
               Capital Appreciation Bond, Series: 1996 A,
               0.00%, 7/1/06                                            229
         200   City of Sunrise Utility Systems Revenue
               Bond, Series: 1996 A (AMBAC Insured),
               0.00%, 10/1/01                                           162
         250   City of Venice Health Facilities Revenue
               Bond, Venice Hospital, Inc. Project,
               Prerefunded, 6.00%, 12/1/04                              268
         185   County of Bay Public Improvement
               Revenue Bond, Series: 1996 A (FSA Insured),
               5.00%, 10/1/04                                           185
         200   County of Broward School District G.O.
               Bond, Series: 1988, 7.00%, 2/15/99                       208
         100   County of Charlotte Utility Systems
               Revenue Refunding Bond, Series: 1994
               (FGIC Insured), 5.50%, 10/1/00                           103
         225   County of Dade Public Service Tax Revenue
               Refunding Bond (FSA Insured),
               5.00%, 10/1/01                                           228

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               FLORIDA - 99.5% (CONT'D.)
     $   500   County of Dade Sales TRB
               (AMBAC Insured), 6.00%, 10/1/01                      $   525
       1,250   County of Dade School District G.O.
               Bond, Series: 1996 (MBIA Insured),
               4.75%, 7/15/09                                         1,169
         400   County of Dade Seaport Revenue
               Refunding Bond (MBIA Insured),
               6.50%, 10/1/10                                           443
         700   County of Dade Water and Sewer System
               Revenue Bond (FGIC Insured),
               5.00%, 10/1/00                                           709
         150   County of Duval School District G.O.
               Bond, Series: 1992 (AMBAC Insured),
               6.13%, 8/1/04                                            161
         250   County of Hillsborough School Board Sales
               TRB (AMBAC Insured), 4.13%, 10/1/00                      246
         500   County of Manatee Public Utilities Revenue
               Bond, Series: 1991 A (MBIA Insured),
               Prerefunded, 6.75%, 10/1/01                              549
         200   County of Orange Tourist Development
               TRB, Series: 1992 B (AMBAC Insured),
               5.90%, 10/1/00                                           208
         700   County of Palm Beach G.O. Refunding
               Bond, Series: 1996 B, 4.25%, 7/1/08                      631
         490   County of Polk Constitutional Fuel TRB
               (FGIC Insured), 4.90%, 7/1/08                            478
         250   Reedy Creek Improvement District
               Refunding Bond, Series: 1991 A,
               6.00%, 6/1/02                                            263
         920   State of Florida Board of Education
               Capital Outlay Revenue Bond,
               Series: 1989 A, Prerefunded,
               7.25%, 6/1/00                                          1,007
               State of Florida Board of Education
               Capital Outlay Revenue Bond
         100   Series: 1992 B, 5.30%, 6/1/03                            102
       1,475   Series: 1996 A, 4.80%, 1/1/10                          1,371
       1,000   State of Florida Board of Education
               G.O. Bond, Series: 1978 C,
               Escrowed to Maturity, 6.00%, 5/1/03                    1,059
          90   State of Florida Department of
               Transportation Right of Way Acquisition
               and Bridge Construction Bond, Series: 1996,
               5.10%, 7/1/08                                             89



SCHEDULES OF INVESTMENTS MARCH 31, 1997

FLORIDA INTERMEDIATE TAX-EXEMPT FUND (continued)

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               FLORIDA - 99.5% (CONT'D.)
        $500   State of Florida Department of
               Transportation Right of Way Revenue
               Refunding Bond, 6.00%, 7/1/04                      $     532
         650   State of Florida Finance Department
               General Services Revenue Bond,
               Series: 1996 A (MBIA Insured),
               5.25%, 7/1/08                                            650
         350   State of Florida Municipal Power Agency
               Revenue Bond, St. Lucie Project
               (FGIC Insured), 5.40%, 10/1/05                           357
         200   State of Florida Municipal Power Agency
               Revenue Bond, Power Supply Project
               (AMBAC Insured), Prerefunded,
               6.25%, 10/1/01                                           216
         250   State of Florida Sunshine Skyway,
               Revenue Refunding Bond, Series: 1991,
               6.40%, 7/1/04                                            265
                                                                -----------
               Total Municipal Investments
               (cost $14,806)                                        14,722
                                                                -----------

  NUMBER
OF SHARES
  (000S)
----------
               SHORT-TERM INVESTMENTS - 0.3%

           1   Dreyfus Tax Exempt Cash
               Management Fund                                            1
          49   Federated Tax Free Trust Money
               Market Fund #15                                           49
                                                                -----------

               Total Short-Term Investments
               (cost $50)                                                50
                                                                -----------

               Total Investments - 99.8%
               (cost $14,856)                                        14,772

               Other Assets less Liabilities - 0.2%                      35
                                                                -----------

               NET ASSETS - 100.0%                                  $14,807
                                                                ===========


See Notes to the Financial Statements.




SCHEDULES OF INVESTMENTS MARCH 31, 1997

TAX-EXEMPT FUND

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               MUNICIPAL INVESTMENTS - 94.3%

               ALABAMA - 1.4%
      $2,000   Jefferson County Alabama Sewer
               Revenue Refunding Bond, Series:  A
               (FGIC Insured), 5.625%, 2/1/22                        $1,914
                                                                -----------

               ARIZONA - 5.9%
         320   County of Cochise School District No. 68,
               Sierra Vista G.O. Bond (FGIC Insured),
               9.00%, 7/1/03                                            387
         680   County of Maricopa School District No. 11,
               Peoria G.O. Bond (AMBAC Insured),
               6.70%, 7/1/07                                            764
       1,500   County of Maricopa School District No. 11,
               Peoria G.O. Bond Unified Project 1991,
               5.50%, 7/1/10                                          1,487
       3,000   County of Maricopa School District No. 41,
               Gilbert G.O. Bond, 6.25%, 7/1/15                       3,036
       1,260   County of Maricopa School District No. 69,
               Paradise Valley G.O. Bond, Series: 1991 B,
               8.50%, 7/1/06                                          1,556
         800   State of Arizona Transportation Board
               Excise TRB (AMBAC Insured),
               5.75%, 7/1/05                                            837
                                                                -----------
                                                                      8,067
                                                                -----------

               CALIFORNIA - 13.3%
       3,000   City of Fremont Unified School District
               Alameda County Refunding Bond
               (MBIA Insured), 5.25%, 9/1/19                          2,770
          90   City of Fresno Sewer System Revenue
               Bond, Series: 1993 A-1 (AMBAC Insured),
               4.75%, 9/1/21                                             77
       2,760   City of Los Angeles Convention and
               Exhibition Center Project Bond,
               Prerefunded, 9.00%, 12/1/05                            3,550
       5,000   East Bay California Municipal Utility
               District Water Revenue Bond
               (AMBAC Insured), Prerefunded,
               6.50%, 6/1/04                                          5,588
         750   State of California G.O. Bond
               (FGIC Insured), 6.50%, 2/1/07                            830

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               CALIFORNIA - 13.3% (CONT'D.)
               State of California Public Works Revenue Bond
      $1,150   Series: 1991 A-Calpatria,
               6.10%, 9/1/02                                       $  1,213
       4,000   Series: 1993 E-Madera,
               5.50%, 6/1/15                                          3,875
         230   Walnut Valley Unified School District
               G.O. Bond, Series: 1991 A (MBIA Insured),
               6.00%, 8/1/13                                            241
                                                                -----------
                                                                     18,144
                                                                -----------

               CONNECTICUT - 0.4%
         460   State of Connecticut Special TBR,
               Series: 1990 A, Transportation
               Infrastructure, 7.125%, 6/1/10                           534
                                                                -----------

               FLORIDA - 7.5%
       3,120   City of Orlando Utilities Commission
               Water and Electric Revenue Bond,
               Series: 1989 D, 6.75%, 10/1/17                         3,534
       3,670   County of Broward G.O. Bond,
               10.00%, 7/1/14                                         5,404
         630   County of Polk Utility System Revenue
               Bond, Series: 1991 (FGIC Insured),
               6.00%, 10/1/08                                           674
         480   State of Florida Board of Education Capital
               Outlay G.O. Bond, Series: 1985,
               9.125%, 6/1/14                                           661
                                                                -----------
                                                                     10,273
                                                                -----------

               GEORGIA - 3.2%
               County of Gwinnett School District
               G.O. Bond
       1,120   Series: 1993, 4.00%, 2/1/12                              932
       1,060   Series: 1994, 4.50%, 2/1/12                              935
       2,300   Georgia Municipal Electric Authority
               Power Revenue Bond, Series: 1992 B
               (FGIC Insured), 6.375%, 1/1/16                         2,477
                                                                -----------
                                                                      4,344
                                                                -----------

               ILLINOIS - 9.5%
               City of Chicago G.O. Bond, Series: 1993 B
               (AMBAC Insured)
       1,835   5.125%, 1/1/15                                         1,688
       4,610   5.125%, 1/1/22                                         4,131



SCHEDULES OF INVESTMENTS MARCH 31, 1997

TAX-EXEMPT FUND (continued)

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               ILLINOIS - 9.5% (CONT'D.)
      $1,200   City of Chicago Park District TAW,
               4.70%, 9/30/97                                      $  1,205
       1,480   City of Chicago Water Revenue Refunding
               Bond, Series: 1993 (FGIC Insured),
               4.125%, 11/1/13                                        1,206
       1,430   County of Winnebago and Boone School
               District No. 205 Rockford G.O. Bond
               (FGIC Insured), 6.00%, 2/1/08                          1,515
       2,000   State of Illinois Educational Facilities
               Authority Revenue Bond, Series: 1991,
               Loyola University, 7.125%, 7/1/21                      2,162
       1,150   State of Illinois G.O. Refunding Bond,
               Series: 1994, 4.60%, 12/1/05                           1,097
                                                                -----------
                                                                     13,004
                                                                -----------

               INDIANA - 7.3%
               City of Indianapolis Gas Revenue
               Bond, Series: 1986 B (FGIC Insured)
         400   5.00%, 6/1/06                                            392
         410   4.00%, 6/1/08                                            368
         970   3.50%, 6/1/18                                            698
         970   County of Hamilton Public Building
               Corporation First Mortgage Bond,
               7.25%, 8/1/13                                          1,143
       2,000   County of Marion Convention and
               Recreational Facility Revenue Bond,
               Series: A (AMBAC Insured),
               7.00%, 6/1/21                                          2,173
         420   Indiana Municipal Power Agency Revenue
               Bond, Series: 1993 B (MBIA Insured),
               6.00%, 1/1/12                                            438
       1,290   State of Indiana Office Building
               Capital Complex Revenue Bond,
               Series: 1990 B (MBIA Insured),
               7.40%, 7/1/15                                          1,529
       3,305   State of Indiana Transportation Authority
               Airport Finance Lease Revenue Bond,
               Series: 1995 A, 5.50%, 11/1/12                         3,178
                                                                -----------
                                                                      9,919
                                                                -----------

               MICHIGAN - 0.7%
       1,000   State of Michigan Hospital Finance
               Authority Revenue Bond,
               Series: A,  Henry Ford Health,
               5.25%, 11/15/25                                          900
                                                                -----------

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               MONTANA - 0.1%
     $   190   University of Montana Higher Education
               Revenue Bond, Series: 1993 A
               (MBIA Insured), 4.50%, 11/15/15                     $    160
                                                                -----------

               NEVADA - 3.4%
       1,000   City of Carson School District G.O.
               Refunding Bond, Series: 1993
               (AMBAC Insured), 4.50%, 4/1/11                           878
       1,150   County of Clark Sanitation District
               G.O. Bond, Series: A (AMBAC Insured),
               Prerefunded, 6.60%, 7/1/02                             1,253
       2,000   County of Washoe Airport Authority
               Revenue Bond, Series: A (MBIA Insured),
               5.70%, 7/1/26                                          1,942
         580   State of Nevada G.O. Refunding
               Bond, Project 20-23A, Escrowed to
               Maturity, 7.20%, 7/1/06                                  602
                                                                -----------
                                                                      4,675
                                                                -----------

               NEW YORK - 13.9%
         700   City of New York Municipal Assistance
               Corporate Revenue Bond, Series: 67
               (MBIA Insured), 7.625%, 7/1/08                           757
       1,450   New York Power Authority Revenue Bond,
               Series: 1984 R, Prerefunded,
               7.00%, 1/1/10                                          1,662
       3,000   State of New York Dormitory Authority
               Revenue State University Bond,
               Series: 1993 A, 5.25%, 5/15/15                         2,756
       4,000   State of New York Local Government
               Assistance Corp. Revenue Bond, Series: A,
               Prerefunded, 7.00%, 4/1/01                             4,409
       8,000   State of New York Urban Development Corp.
               Refunding Bond (Colld. by HUD 236),
               5.50%, 7/1/16                                          7,603
       1,720   Triborough Bridge and Tunnel Authority
               Revenue Bond, 6.00%, 1/1/12                            1,808
                                                                -----------
                                                                     18,995
                                                                -----------

               NORTH CAROLINA - 3.6%
         610   North Carolina Eastern Municipal Power
               Revenue Refunding Bond,
               Series: 1991 A, Escrowed to Maturity,
               6.50%, 1/1/18                                            670


SCHEDULES OF INVESTMENTS MARCH 31, 1997

TAX-EXEMPT FUND (continued)

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               NORTH CAROLINA - 3.6% (CONT'D.)
      $3,850   North Carolina Eastern Municipal Power
               Revenue Refunding Bond,
               Series: 1993 B, 7.00%, 1/1/08                         $4,196
                                                                -----------
                                                                      4,866
                                                                -----------

               OKLAHOMA - 1.1%
       1,380   McGee Creek Water Authority Revenue
               Bond, Series: 1992 (MBIA Insured),
               6.00%, 1/1/13                                          1,453
                                                                -----------

               OREGON - 1.4%
         230   State of Oregon G.O. Bond,
               10.50%, 6/1/02                                           289
       1,800   University of Oregon Health Sciences
               Revenue Bond, Series: A (MBIA Insured),
               5.25%, 7/1/28                                          1,655
                                                                -----------
                                                                      1,944
                                                                -----------

               PENNSYLVANIA - 3.7%
       1,010   State of Pennsylvania G.O. Bond,
               Series: 1992, 6.00%, 7/1/09                            1,070
       4,000   State of Pennsylvania G.O. Bond,
               5.125%, 9/15/06                                        3,981
                                                                -----------
                                                                      5,051
                                                                -----------

               SOUTH CAROLINA - 5.5%
       1,090   City of Columbia Water and Sewer
               System Revenue Refunding Bond,
               5.50%, 2/1/09                                          1,115
       5,000   Piedmont Municipal Power Agency
               Electric Revenue Bond, Series: 1988 A,
               6.55%, 1/1/16                                          5,019
       1,270   Piedmont Municipal Power Agency
               Electric Revenue Bond, Series: 1988 A
               (AMBAC Insured), 7.40%, 1/1/18                         1,321
                                                                -----------
                                                                      7,455
                                                                -----------

               TENNESSEE - 0.2%
         300   Chattanooga-Hamilton Co. Hospital
               Authority Erlanger Medical Center Project,
               VRDB, 4.30%, 4/1/97                                      300
                                                                -----------

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               TEXAS - 5.0%
     $   490   Channelview Independent School District
               Bond (PSF Gtd.), 4.75%, 8/15/12                  $       440
         600   City of Austin Utilities System
               Revenue Bond, Series: 1986 C,
               Prerefunded, 7.30%, 11/15/01                             663
       1,050   Coastal Industrial Water Authority Water
               Revenue Bond, Escrowed to Maturity,
               6.375%, 12/15/07                                       1,081
       1,030   Colorado River Municipal Water District
               Revenue Bond, Prerefunded, 9.50%, 1/1/01               1,193
       2,500   Harris County Toll Road Revenue Bond,
               Senior Lien, Series: 1994 (FGIC Insured),
               5.375%, 8/15/20                                        2,314
       1,145   Texas Municipal Power Agency Revenue
               Refunding Bond, Series: 1993 (MBIA
               Insured), 5.25%, 9/1/08                                1,147
                                                                -----------
                                                                      6,838
                                                                -----------

               UTAH - 0.8%
       1,050   State of Utah Intermountain Power
               Supply Agency Revenue Bond,
               Series: 1987 D, 8.625%, 7/1/21                         1,082
                                                                -----------

               WASHINGTON - 6.4%
       1,150   County of Clark School District No. 37
               Vancouver G.O. Bond, 6.375%, 12/1/09                   1,253
         750   County of King G.O. Bond, Series: 1993 B,
               4.50%, 1/1/12                                            656
               State of Washington G.O. Bond
       1,500   Series: A, 6.375%, 2/1/14                              1,574
         690   Series: 1990 A, 6.75%, 2/1/10                            777
       4,000   State of Washington Public Power
               Supply System Revenue Refunding Bond,
               Series: 1990 A, Project II,
               Prerefunded, 7.625%, 7/1/00                            4,427
                                                                -----------
                                                                      8,687
                                                                -----------

               Total Municipal Investments
               (cost $126,322)                                      128,605
                                                                 ==========


SCHEDULES OF INVESTMENTS MARCH 31, 1997

TAX-EXEMPT FUND (continued)

  NUMBER
 OF SHARES                                                            VALUE
   (000S)                                                            (000S)
----------                                                           ------
               SHORT-TERM INVESTMENT - 4.2%

       5,736   Provident Municipal Fund
               (cost $5,736)                                     $    5,736
                                                                -----------

               Total Investments - 98.5%
               (cost $132,058)                                      134,341

               Other Assets less Liabilities - 1.5%                   2,031
                                                                -----------

               NET ASSETS - 100.0%                                 $136,372
                                                                ===========

See Notes to the Financial Statements.



SCHEDULES OF INVESTMENTS MARCH 31, 1997

INTERNATIONAL FIXED INCOME FUND

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               DEBT OBLIGATIONS - 95.1%

               AUSTRALIAN DOLLAR - 5.4%
         490   Commonwealth of Australia,
               10.00%, 10/15/02                                     $   424
         600   Province of Queensland - Treasury,
               8.00%, 5/14/97                                           471
                                                                -----------
                                                                        895
                                                                -----------

               BELGIAN FRANC - 1.6%
       8,175   Kingdom of Belgium,
               7.50%, 7/29/08                                           263
                                                                -----------

               BRITISH POUND STERLING - 13.7%
         125   Abbey National PLC,
               6.00%, 8/10/99                                           199
         375   Lloyds Bank PLC,
               7.375%, 3/11/04                                          593
         865   Treasury of Great Britain,
               8.00%, 6/10/03                                         1,457
                                                                -----------
                                                                      2,249

               CANADIAN DOLLAR - 7.0%
         500   Government of Canada,
               7.50%, 12/1/03                                           384
         375   Province of Ontario,
               7.25%, 9/27/05                                           280
         575   Province of Quebec,
               10.25%, 10/15/01                                         485
                                                                -----------
                                                                      1,149
                                                                -----------

               DANISH KRONE - 4.0%
       3,850   Kingdom of Denmark,
               8.00%, 3/15/06                                           658
                                                                -----------

               FRENCH FRANC - 2.9%
       2,300   Electric de France,
               8.60%, 4/9/04                                            483
                                                                -----------

               GERMAN MARK - 17.3%
               Federal Republic of Germany
       2,100   7.50%, 11/11/04                                        1,405
       1,175   6.25%, 1/4/24                                            669
         500   LKB Global Bond,
               6.00%, 5/10/99                                           312
         330   Republic of Austria,
               8.00%, 1/30/02                                           222

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               GERMAN MARK - 17.3% (CONT'D.)
         380   Republic of Finland,
               5.50%, 2/9/01                                        $   235
                                                                -----------
                                                                      2,843
                                                                -----------

               ITALIAN LIRA - 9.4%
   2,500,000   Republic of Italy,
               8.50%, 4/1/04                                          1,544
                                                                -----------

               JAPANESE YEN - 15.9%
      55,000   Asian Development Bank,
               5.00%, 2/5/03                                            521
      69,000   European Bank for
               Reconstruction and Development,
               4.50%, 11/5/97                                           571
      15,000   European Investment Bank,
               5.875%, 11/26/99                                         136
      80,000   International Bank for
               Reconstruction and Development,
               4.50%, 3/20/03                                           741
      64,000   International Finance Corp.,
               4.375%, 6/11/98                                          540
      10,000   Japanese Development Bank,
               6.50%, 9/20/01                                            98
                                                                -----------
                                                                      2,607
                                                                -----------

               NETHERLANDS GUILDER - 4.2%
       1,130   Dutch Government Treasury,
               8.50%, 3/15/01                                           686
                                                                -----------

               SPANISH PESETA - 5.9%
               Government of Spain
      51,000   11.30%, 1/15/02                                          429
      65,000   10.00%, 2/28/05                                          537
                                                                -----------
                                                                        966
                                                                -----------

               SWEDISH KRONA - 3.0%
       3,100   Kingdom of Sweden,
               10.25%, 5/5/03                                           487
                                                                -----------

               UNITED STATES DOLLAR - 4.8%
         800   U.S. Treasury Bond,
               7.125%, 2/23/15                                          790
                                                                -----------

               Total Debt Obligations
               (cost $15,850)                                        15,620
                                                                -----------


SCHEDULES OF INVESTMENTS MARCH 31, 1997

INTERNATIONAL FIXED INCOME FUND (continued)

PRINCIPAL
   AMOUNT                                                             VALUE
   (000S)                                                            (000S)
---------                                                            ------
               SHORT-TERM INVESTMENT - 1.7%

               UNITED STATES DOLLAR
        $285   Banque Brussels Lambert,
               Grand Cayman Island,
               6.50%, 4/1/97
               (cost $285)                                        $     285
                                                                -----------

               Total Investments - 96.8%
               (cost $16,135)                                        15,905

               Other Assets less Liabilities - 3.2%                     521
                                                                -----------

               NET ASSETS - 100.0%                                 $ 16,426
                                                                ===========


See Notes to the Financial Statements.


STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 1997

EQUITY FUNDS

                                                                                                   INT'L.     INT'L.
                                           INCOME      STOCK     GROWTH      SELECT     SMALL      GROWTH     SELECT       TECH-
AMOUNTS IN THOUSANDS,                      EQUITY      INDEX     EQUITY      EQUITY      CAP       EQUITY     EQUITY      NOLOGY
EXCEPT PER SHARE DATA                       FUND       FUND       FUND        FUND       FUND       FUND       FUND        FUND
----------------------                      ----       ----       ----        ----       ----       ----       ----        ----
ASSETS:
  Investments, at value (cost $72,182,
    $39,632, $259,167, $57,822,
    $178,013, $161,432, $99,818 and
    $45,471, respectively)                 $76,691    $38,304   $305,568    $63,783    $197,186   $164,616   $108,266    $43,984
  Cash and foreign currencies                    3          2          2          1           4      1,176        290          2
  Income receivable                            504         50        294         82         135        638        449         14
  Receivable for foreign tax withheld            -          -          -          -           -        300        105          -
  Receivable for securities sold                 -          -          -          -       6,540      5,071          -          -
  Receivable for fund shares sold              158         58        421        287          75         37         43         33
  Receivable from Adviser                        5         21         16          6           9          2          4          6
  Deferred organization costs, net of
    accumulated amortization                    18          -         24         14          19         23         20          -
  Prepaid and other assets                       6          5          8          7           7         10          8          3
                                         ---------  ---------  ---------  ---------   ---------  ---------  ---------  ---------
      Total Assets                          77,385     38,440    306,333     64,180     203,975    171,873    109,185     44,042
                                         ---------  ---------  ---------  ---------   ---------  ---------  ---------  ---------

LIABILITIES:
  Outstanding option written, at value
    (premium received $319)                      -          -        277          -           -          -          -          -
  Payable for securities purchased               -      2,193      3,054          -       6,520      5,809          -        220
  Payable for fund shares redeemed             242        356        261        461         145         76        177         27
  Accrued investment advisory fees              11          2         44          9          28         27         18          7
  Accrued administration fees                   10          7         48         12          24          8         10          6
  Accrued transfer agent fees                    1          1          5          1           3          3          2          1
  Accrued custody and accounting fees            1          4          2          1           3          7          4          2
  Accrued registration fees and
    other liabilities                           18         37         37         19         139         51         30         25
                                         ---------  ---------  ---------  ---------   ---------  ---------  ---------  ---------
      Total Liabilities                        283      2,600      3,728        503       6,862      5,981        241        288
                                         ---------  ---------  ---------  ---------   ---------  ---------  ---------  ---------
  Net Assets                               $77,102    $35,840   $302,605    $63,677    $197,113   $165,892   $108,944    $43,754
                                         =========  =========  =========  =========   =========  =========  =========  =========

ANALYSIS OF NET ASSETS:
  Capital stock                            $69,397    $36,151   $251,016    $55,459    $171,686   $164,507   $108,399    $44,017
  Accumulated undistributed
    (distributions in
    excess of) net investment income            57         12         37         70         263        (8)      (494)          -
  Accumulated undistributed net
    realized gains (losses) on
    investments, options, futures
    and foreign currency transactions        3,139      1,040      5,109      2,187       6,320          -    (6,497)      1,224
  Accumulated distributions in excess
    of net realized gains/losses                 -          -          -          -           -    (1,770)      (901)          -
  Net unrealized appreciation
    (depreciation) on investments,
    options and futures contracts            4,509    (1,363)     46,443      5,961      18,844      3,184      8,448    (1,487)
  Net unrealized losses on
    translation of assets
    and liabilities denominated
    in foreign currencies                        -          -          -          -           -       (21)       (11)          -
                                         ---------  ---------  ---------  ---------   ---------  ---------  ---------  ---------
  Net Assets                               $77,102    $35,840   $302,605    $63,677    $197,113   $165,892   $108,944    $43,754
                                         =========  =========  =========  =========   =========  =========  =========  =========

SHARES OUTSTANDING ($.0001 PAR VALUE,
  UNLIMITED AUTHORIZATION)                   6,529      3,337     21,723      4,376      16,007     16,509     10,510      3,661

NET ASSET VALUE, REDEMPTION AND
  OFFERING PRICE PER SHARE                  $11.81     $10.74     $13.93     $14.55      $12.31     $10.05     $10.37     $11.95

See Notes to the Financial Statements.



STATEMENTS OF OPERATIONS PERIOD ENDED MARCH 31, 1997

EQUITY FUNDS


                                                                                                   INT'L.     INT'L.
                                           INCOME      STOCK     GROWTH      SELECT     SMALL      GROWTH     SELECT       TECH-
                                           EQUITY      INDEX     EQUITY      EQUITY      CAP       EQUITY     EQUITY      NOLOGY
AMOUNTS IN THOUSANDS                        FUND     FUND<F1>     FUND        FUND       FUND       FUND       FUND      FUND<F2>
----------------------                      ----       ----       ----        ----       ----       ----       ----        ----
INVESTMENT INCOME:
  Interest income                          $ 1,597     $   55  $     708   $     70     $   418    $   482    $   287   $     77
  Dividend income                            1,495        160      3,496        514       2,287      3,215      1,630         44
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------  ---------
    Total Investment Income                  3,092        215      4,204        584       2,705      3,697<F3>  1,917<F4>    121
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------  ---------

EXPENSES:
  Investment advisory fees                     657         53      2,707        579       2,109      2,186      1,336        289
  Administration fees                           99         13        406         72         263        273        167         36
  Transfer agent fees                           66          9        270         48         175        182        111         24
  Custody and accounting fees                   54         64         92         52          88        238        168         64
  Professional fees                             18         27         21         17          20         20         19         43
  Registration fees                             18         21         39         18          20         23         15         21
  Amortization of organization costs             9          -         11          7          10         11         10          -
  Trustees' fees and expenses                    4          1          7          3           6          6          5          3
  Other                                         10          8         34          9          19         24         16          6
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------  ---------
  Total Expenses                               935        196      3,587        805       2,710      2,963      1,847        486
    Less voluntary waivers of:
      Investment advisory fees               (100)       (18)      (412)      (170)       (619)      (368)      (225)       (50)
      Administration fees                     (21)        (4)       (85)       (16)        (55)       (54)       (34)        (9)
    Less: Reimbursement of expenses
      by Adviser                             (158)      (126)      (390)      (139)       (284)      (269)      (199)      (128)
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------  ---------
    Net Expenses                               656         48      2,700        480       1,752      2,272      1,389        299
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------  ---------

NET INVESTMENT INCOME (LOSS)                 2,436        167      1,504        104         953      1,425        528      (178)
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------  ---------

NET REALIZED AND UNREALIZED GAINS (LOSSES):
  Net realized gains (losses) on:
    Investments                              6,869        902      6,751      2,763      12,116      5,966    (5,984)      1,762
    Options                                      -          -      1,253          -           -          -          -          -
    Futures contracts                            -        149          -          -         426          -          -          -
    Foreign currency transactions                -          -          -          -           -      (209)          7          -
  Net change in unrealized appreciation
    (depreciation) on investments, options
    and futures contracts                    (774)    (1,363)     18,160      2,605       6,088    (2,628)      3,053    (1,487)
  Net change in unrealized losses on
    translation of assets and liabilities
    denominated in foreign currencies            -          -          -          -           -       (19)        (1)          -
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------  ---------
    Net Gains (Losses) on Investments        6,095      (312)     26,164      5,368      18,630      3,110    (2,925)        275
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $8,531     $(145)    $27,668     $5,472     $19,583     $4,535   $(2,397)        $97
                                         =========  =========  =========  =========   =========   ========  =========  =========

<F1>  Commenced investment operations on October 7, 1996.
<F2>  Commenced investment operations on April 1, 1996.
<F3>  Net of $306 in non-reclaimable foreign withholding taxes.
<F4>  Net of $121 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS

EQUITY FUNDS
                                             INCOME EQUITY     STOCK INDEX     GROWTH EQUITY         SELECT EQUITY
                                                 FUND             FUND              FUND                  FUND
                                            ---------------      -------      ----------------      ----------------
                                            YEAR       YEAR      PERIOD       YEAR       YEAR       YEAR       YEAR
                                            ENDED      ENDED      ENDED       ENDED     ENDED       ENDED      ENDED
                                          MAR. 31,   MAR. 31,   MAR. 31,    MAR. 31,   MAR. 31,   MAR. 31,   MAR. 31,
AMOUNTS IN THOUSANDS                        1997       1996     1997<F1>      1997       1996       1997       1996
---------------------                       ----       ----       ----        ----       ----       ----       ----

OPERATIONS:
  Net investment income                    $ 2,436    $ 1,468    $   167  $   1,504    $  1,170    $   104   $     51
  Net realized gains on investments,
    options and futures contracts            6,869      2,672      1,051      8,004      13,891      2,763      2,589
  Net change in unrealized appreciation
    (depreciation) on investments, options
    and futures contracts                    (774)      4,485    (1,363)     18,160      20,699      2,605      2,233
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations              8,531      8,625      (145)     27,668      35,760      5,472      4,873
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                               25,427     16,890     41,842     90,928     101,576     36,755     21,220
  Shares from reinvestment of dividends      5,302        230         85     13,333         161      1,871         22
  Shares redeemed                         (10,238)    (7,226)    (5,776)   (38,483)    (24,190)   (12,016)    (6,600)
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------
    Net Increase in Net Assets
      Resulting from Capital Share
      Transactions                          20,491      9,894     36,151     65,778      77,547     26,610     14,642
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------
DISTRIBUTIONS PAID:
  From net investment income               (2,419)    (1,554)      (155)    (1,525)     (1,221)       (62)       (58)
  From net realized gains                  (5,420)          -       (11)   (13,887)       (700)    (2,185)      (738)
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------
    Total Distributions Paid               (7,839)    (1,554)      (166)   (15,412)     (1,921)    (2,247)      (796)
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------
TOTAL INCREASE IN NET ASSETS                21,183     16,965     35,840     78,034     111,386     29,835     18,719
NET ASSETS:
  Beginning of period                       55,919     38,954          -    224,571     113,185     33,842     15,123
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------
  End of period                            $77,102    $55,919    $35,840   $302,605    $224,571    $63,677    $33,842
                                         =========  =========  =========  =========   =========   ========  =========
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME                        $57        $36        $12        $37         $46        $70        $25
                                         =========  =========  =========  =========   =========   ========  =========

<F1>  Commenced investment operations on October 7, 1996.

See Notes to the Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

EQUITY FUNDS

                                                                   INTERNATIONAL          INTERNATIONAL
                                               SMALL CAP           GROWTH EQUITY          SELECT EQUITY     TECHNOLOGY
                                                  FUND                  FUND                  FUND             FUND
                                            ---------------      ------------------     -----------------     ------
                                            YEAR       YEAR       YEAR        YEAR       YEAR       YEAR       YEAR
                                            ENDED      ENDED      ENDED       ENDED     ENDED       ENDED      ENDED
                                          MAR. 31,   MAR. 31,   MAR. 31,    MAR. 31,   MAR. 31,   MAR. 31,   MAR. 31,
AMOUNTS IN THOUSANDS                        1997       1996       1997        1996       1997       1996     1997<F1>
---------------------                       ----       ----       ----        ----       ----       ----       ----
OPERATIONS:
  Net investment income (loss)             $   953    $   794   $  1,425    $ 1,429     $   528   $     97   $  (178)
  Net realized gains (losses)
    on investments,
    futures contracts and
    foreign currency transactions           12,542     11,166      5,757      5,567     (5,977)      4,353      1,762
  Net change in unrealized appreciation
    (depreciation) on investments
    and futures contracts                    6,088     12,075    (2,628)      4,941       3,053      3,695    (1,487)
  Net change in unrealized losses
    on translation of assets and
    liabilities denominated in
    foreign currencies                           -          -       (19)       (23)         (1)       (20)          -
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------
    Net Increase (Decrease) in Net
      Assets Resulting from Operations      19,583     24,035      4,535     11,914     (2,397)      8,125         97
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                               54,431     82,232     32,031     86,203      33,624     40,494     46,004
  Shares from reinvestment of dividends      8,775        113      6,380        482         833         47        338
  Shares redeemed                         (30,899)   (18,809)   (50,531)   (28,834)    (24,242)   (17,537)    (2,325)
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------
    Net Increase (Decrease) in Net Assets
      Resulting from Capital Share
      Transactions                          32,307     63,536   (12,120)     57,851      10,215     23,004     44,017
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------
DISTRIBUTIONS PAID:
  From net investment income                 (833)      (846)    (1,123)    (1,528)       (302)      (208)          -
  From net realized gains                  (9,182)    (8,114)    (3,947)          -           -          -      (360)
  In excess of net investment income             -          -       (70)    (1,673)       (390)      (160)          -
  In excess of net realized gains/losses         -          -    (2,620)          -       (901)          -          -
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------
    Total Distributions Paid              (10,015)    (8,960)    (7,760)    (3,201)     (1,593)      (368)      (360)
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS     41,875     78,611   (15,345)     66,564       6,225     30,761     43,754
NET ASSETS:
  Beginning of year                        155,238     76,627    181,237    114,673     102,719     71,958          -
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------
  End of year                             $197,113   $155,238   $165,892   $181,237    $108,944   $102,719    $43,754
                                         =========  =========  =========  =========   =========   ========  =========
ACCUMULATED UNDISTRIBUTED
  (DISTRIBUTIONS IN EXCESS OF)
  NET INVESTMENT INCOME                       $263       $123       $(8)     $(302)      $(494)     $(226)         $-
                                         =========  =========  =========  =========   =========   ========  =========

<F1>  Commenced investment operations on April 1, 1996.

See Notes to the Financial Statements.



FINANCIAL HIGHLIGHTS

EQUITY FUNDS


                                                   INCOME EQUITY           STOCK INDEX          GROWTH EQUITY
                                                       FUND                   FUND                  FUND
                                            ---------------------------      -------     ---------------------------
                                            YEAR       YEAR       YEAR       PERIOD      YEAR       YEAR       YEAR
                                            ENDED      ENDED      ENDED       ENDED     ENDED       ENDED      ENDED
                                          MAR. 31,   MAR. 31,   MAR. 31,    MAR. 31,   MAR. 31,   MAR. 31,   MAR. 31,
                                            1997       1996       1995      1997<F1>     1997       1996       1995
------------------------                    ----       ----       ----        ----       ----       ----       ----
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD        $11.59      $9.95     $10.00     $10.00      $13.15     $10.61     $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                       0.44       0.34       0.29       0.08        0.08       0.08       0.08
  Net realized and unrealized gains
    (losses) on investments, options
    and futures contracts                     1.19       1.66     (0.08)       0.74        1.49       2.59       0.60
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------
    Total Income from
      Investment Operations                   1.63       2.00       0.21       0.82        1.57       2.67       0.68
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------

LESS DISTRIBUTIONS PAID:
  From net investment income                (0.44)     (0.36)     (0.26)     (0.07)      (0.08)     (0.08)     (0.07)
  From net realized gains                   (0.97)          -          -     (0.01)      (0.71)     (0.05)          -
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------
    Total Distributions                     (1.41)     (0.36)     (0.26)     (0.08)      (0.79)     (0.13)     (0.07)
                                         ---------  ---------  ---------  ---------   ---------   --------  ---------
NET ASSET VALUE, END OF PERIOD              $11.81     $11.59      $9.95     $10.74      $13.93     $13.15     $10.61
                                         =========  =========  =========  =========   =========   ========  =========

TOTAL RETURN                                14.42%     20.41%      2.21%      8.21%      11.72%     25.13%      6.90%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end
    of period                              $77,102    $55,919    $38,954    $35,840    $302,605   $224,571   $113,185
  Ratio to average net assets of: <F2>
    Expenses, net of waivers and
      reimbursements                         1.00%      1.00%      1.00%      0.55%       1.00%      1.00%      1.00%
    Expenses, before waivers and
      reimbursements                         1.42%      1.48%      1.55%      2.23%       1.33%      1.36%      1.40%
    Net investment income, net of waivers
      and reimbursements                     3.71%      3.17%      3.08%      1.92%       0.56%      0.70%      0.86%
    Net investment income, before
      waivers and reimbursements             3.29%      2.69%      2.53%      0.24%       0.23%      0.34%      0.46%

  Portfolio Turnover Rate                   72.04%     67.32%     45.68%     64.94%      67.34%     73.20%     82.90%

  Average Commission Per Share             $0.0583         NA         NA    $0.0253     $0.0630         NA         NA



<F1>  Commenced investment operations on October 7, 1996.
<F2>  Annualized for periods less than a full year.
NA - Disclosure not applicable to prior periods.

See Notes to the Financial Statements.



FINANCIAL HIGHLIGHTS (CONTINUED)

EQUITY FUNDS

                                                              SELECT EQUITY                       SMALL CAP
                                                                  FUND                              FUND
                                                     ------------------------------     ----------------------------
                                                       YEAR       YEAR       PERIOD      YEAR       YEAR       YEAR
                                                       ENDED      ENDED       ENDED     ENDED       ENDED      ENDED
                                                     MAR. 31,   MAR. 31,    MAR. 31,   MAR. 31,   MAR. 31,   MAR. 31,
                                                       1997       1996      1995<F1>     1997       1996       1995
------------------------                               ----       ----        ----       ----       ----       ----
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD                   $13.12     $10.77     $10.00      $11.58    $  9.98     $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.02       0.02       0.06        0.07       0.05       0.11
  Net realized and unrealized gains (losses)
    on investments, futures contracts and foreign
    currency transactions                                2.05       2.73       0.75        1.37       2.29     (0.05)
                                                    ---------  ---------  ---------   ---------   --------  ---------
    Total Income (Loss) from
      Investment Operations                              2.07       2.75       0.81        1.44       2.34       0.06
                                                    ---------  ---------  ---------   ---------   --------  ---------

LESS DISTRIBUTIONS PAID:
  From net investment income                           (0.02)     (0.03)     (0.04)      (0.06)     (0.07)     (0.08)
  From net realized gains                              (0.62)     (0.37)          -      (0.65)     (0.67)          -
  In excess of net investment income                        -          -          -           -          -          -
  In excess of accumulated net realized gains
    on investment transactions                              -          -          -           -          -          -
                                                    ---------  ---------  ---------   ---------   --------  ---------
    Total Distributions                                (0.64)     (0.40)     (0.04)      (0.71)     (0.74)     (0.08)
                                                    ---------  ---------  ---------   ---------   --------  ---------
NET ASSET VALUE, END OF PERIOD                         $14.55     $13.12     $10.77      $12.31     $11.58      $9.98
                                                    =========  =========  =========   =========   ========  =========

TOTAL RETURN                                           15.64%     25.70%      8.18%      12.48%     24.09%      0.57%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period             $63,677    $33,842    $15,123    $197,113   $155,238    $76,627
  Ratio to average net assets of: <F4>
    Expenses, net of waivers and
      reimbursements                                    1.00%      1.00%      1.00%       1.00%      1.00%      1.00%
    Expenses, before waivers and
      reimbursements                                    1.67%      1.91%      2.61%       1.54%      1.61%      1.76%
    Net investment income (loss), net of waivers
      and reimbursements                                0.21%      0.22%      0.82%       0.54%      0.65%      1.36%
    Net investment income (loss), before
      waivers and reimbursements                      (0.46)%    (0.69)%    (0.79)%       0.00%      0.04%      0.60%

  Portfolio Turnover Rate                              72.68%    137.99%     48.88%      18.92%     46.59%     82.46%

  Average Commission Per Share                        $0.0653         NA         NA     $0.1089         NA         NA



FINANCIAL HIGHLIGHTS (CONTINUED)

EQUITY FUNDS

                                                              INTERNATIONAL                     INTERNATIONAL
                                                              GROWTH EQUITY                     SELECT EQUITY           TECHNOLOGY
                                                                  FUND                              FUND                   FUND
                                                       ---------------------------      ----------------------------      -------
                                                       YEAR       YEAR        YEAR       YEAR       YEAR      PERIOD       YEAR
                                                       ENDED      ENDED       ENDED     ENDED       ENDED      ENDED       ENDED
                                                     MAR. 31,   MAR. 31,    MAR. 31,   MAR. 31,   MAR. 31,   MAR. 31,    MAR. 31,
                                                       1997       1996        1995       1997       1996     1995<F2>    1997<F3>
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD                   $10.23    $  9.61     $10.00      $10.73    $  9.78     $10.00     $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.09       0.17       0.04        0.04       0.01       0.04          -
  Net realized and unrealized gains (losses)
    on investments, futures contracts and foreign
    currency transactions                                0.18       0.65     (0.31)      (0.26)       0.99     (0.23)       2.10
                                                    ---------   --------  ---------   ---------  ---------  ---------  ---------
    Total Income (Loss) from
      Investment Operations                              0.27       0.82     (0.27)      (0.22)       1.00     (0.19)       2.10
                                                    ---------   --------  ---------   ---------  ---------  ---------  ---------

LESS DISTRIBUTIONS PAID:
  From net investment income                           (0.07)     (0.11)     (0.03)      (0.03)     (0.02)     (0.03)          -
  From net realized gains                              (0.23)          -          -           -          -          -     (0.15)
  In excess of net investment income                        -     (0.09)          -      (0.03)     (0.03)          -          -
  In excess of accumulated net realized gains
    on investment transactions                         (0.15)          -     (0.09)      (0.08)          -          -          -
                                                    ---------   --------  ---------   ---------  ---------  ---------  ---------
    Total Distributions                                (0.45)     (0.20)     (0.12)      (0.14)     (0.05)     (0.03)     (0.15)
                                                    ---------   --------  ---------   ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                         $10.05     $10.23      $9.61      $10.37     $10.73      $9.78     $11.95
                                                    =========   ========  =========   =========  =========  =========  =========

TOTAL RETURN                                            2.61%      8.61%    (2.65)%     (1.95)%     10.20%    (1.95)%     20.82%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period            $165,892   $181,237   $114,673    $108,944   $102,719    $71,958    $43,754
  Ratio to average net assets of: <F4>
    Expenses, net of waivers and
      reimbursements                                    1.25%      1.25%      1.25%       1.25%      1.25%      1.25%      1.25%
    Expenses, before waivers and
      reimbursements                                    1.63%      1.65%      1.71%       1.66%      1.71%      1.75%      2.02%
    Net investment income (loss), net of waivers
      and reimbursements                                0.78%      0.92%      0.47%       0.47%      0.12%      0.47%    (0.75)%
    Net investment income (loss), before
      waivers and reimbursements                        0.40%      0.52%      0.01%       0.06%    (0.34)%    (0.03)%    (1.52)%

  Portfolio Turnover Rate                             190.94%    216.86%    158.31%      97.60%    176.71%     97.69%     67.89%

  Average Commission Per Share                        $0.0201         NA         NA     $0.0210         NA         NA    $0.0651

<F1>  Commenced investment operations on April 6, 1994.
<F2>  Commenced investment operations on April 5, 1994.
<F3>  Commenced investment operations on April 1, 1996.
<F4>  Annualized for periods less than a full year.
NA - Disclosure not applicable to prior periods.

See Notes to the Financial Statements.


SCHEDULES OF INVESTMENTS MARCH 31, 1997

INCOME EQUITY FUND


NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            CONVERTIBLE PREFERRED
            STOCKS - 38.4%

            BANKING - 4.6%
    14,300  Banc One Corp., Series: C                               $ 1,114
    47,200  National Australia Bank                                   1,192
    12,700  NationsBank/Jefferson-Pilot ACES                          1,254
                                                                 ----------
                                                                      3,560
                                                                 ----------

            CHEMICALS AND ALLIED PRODUCTS  - 1.3%
    25,600  IMC Global STRYPES                                          966
                                                                 ----------

            COMMUNICATIONS - 3.4%
    23,200  Cincinnati Bell, Inc. DECS                                1,369
    24,000  Qualcomm, Inc. *                                          1,233
                                                                 ----------
                                                                      2,602
                                                                 ----------

            COMPUTERS AND OFFICE MACHINES - 1.3%
    12,000  Microsoft Corp. *                                           973
                                                                 ----------

            ELECTRONICS AND INSTRUMENTATION - 1.6%
    25,000  Loral Corp.                                               1,212
                                                                 ----------

            FINANCIAL SERVICES - 4.6%
     7,000  Finova Finance Trust                                        366
    35,000  FSA Holdings DECS                                         1,081
     6,100  SunAmerica, Inc., Series: 1998E                             540
    24,000  SunAmerica, Inc., Series: 1999                              948
    10,500  SunAmerica STRYPES                                          619
                                                                 ----------
                                                                      3,554
                                                                 ----------

            INDUSTRIAL MANAGEMENT - 1.3%
    36,500  Security Capital Industrial Trust, Series: B                986
                                                                 ----------

            INSURANCE SERVICES -  3.1%
    16,500  American Bankers Insurance Group, Inc.                    1,000
    23,100  St. Paul Capital LLC                                      1,374
                                                                 ----------
                                                                      2,374
                                                                 ----------

            OFFICE EQUIPMENT - 1.5%
    14,800  Ikon Office Solutions, Inc.                               1,197
                                                                 ----------

            OIL AND GAS - 2.0%
    30,600  Atlantic Richfield Co.                                      673
    17,500  Nuevo Financing                                             842
                                                                 ----------
                                                                      1,515
                                                                 ----------

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            PAPER PRODUCTS - 1.8%
    31,200  International Paper Co.                                 $ 1,404
                                                                 ----------

            PETROLEUM PRODUCTS - 1.8%
    26,000  Unocal Capital Trust                                      1,420
                                                                 ----------

            PUBLISHING - 0.4%
    32,700  Hollinger International, Inc.                               327
                                                                 ----------

            REAL ESTATE - 1.1%
    17,500  Rouse Co.                                                   858
                                                                 ----------

            RESTAURANTS - 1.7%
    25,900  Wendy's Financing I                                       1,311
                                                                 ----------

            RETAIL - 2.0%
    28,500  Kmart Financing I                                         1,525
                                                                 ----------

            TRANSPORTATION PARTS AND
            EQUIPMENT - 1.8%
    76,250  Mascotech, Inc. DECS                                      1,411
                                                                 ----------

            UTILITIES - 3.1%
    24,500  Citizens Utilities Trust Co.                              1,240
    26,200  MCN STRYPES                                                 701
     9,800  MCN FELINE PRIDES STRYPES                                   481
                                                                 ----------
                                                                      2,422
                                                                 ----------

            Total Convertible Preferred Stocks
            (cost $28,454)                                           29,617
                                                                 ----------

PRINCIPAL
AMOUNT
(000S)
---------
            CONVERTIBLE BONDS - 36.7%

            BUILDING MATERIALS - 1.3%
    $1,050  Masco Corp.,
            5.25%, 2/15/12                                            1,034
                                                                 ----------

            COMPUTERS AND OFFICE MACHINES - 1.3%
     1,000  EMC Corp.,
            3.25%, 3/15/02<F1>                                        1,002
                                                                 ----------


SCHEDULES OF INVESTMENTS MARCH 31, 1997
INCOME EQUITY FUND (continued)


PRINCIPAL
AMOUNT                                                                VALUE
(000S)                                                               (000S)
----------                                                           ------
            COMPUTER SOFTWARE - 0.5%
   $   345  Platinum Technology, Inc.,
            6.75%, 11/15/01                                           $ 405
                                                                 ----------

            ELECTRONICS AND OTHER ELECTRICAL
            EQUIPMENT - 5.9%
       500  Adaptec, Inc.,
            4.75%, 2/1/04<F1>                                           489
       879  Cooper Industries, Inc.,
            7.05%, 1/1/15                                               933
     1,100  Park Electrochemical Corp.,
            5.50%, 3/1/06                                               963
       800  SCI Systems,
            5.00%, 5/1/06                                             1,024
     1,170  VLSI Technology, Inc.,
            8.25%, 10/1/05                                            1,109
                                                                 ----------
                                                                      4,518
                                                                 ----------

            HEALTH SERVICES - 5.4%
       825  ALZA Corp.,
            5.00%, 5/1/06                                               813
       800  ALZA/Ciba-Geigy Corp.,
            6.25%, 3/15/16                                              828
     1,650  Novacare, Inc.,
            5.50%, 1/15/00                                            1,506
     1,150  Quantum Health Resources, Inc.,
            4.75%, 10/1/00                                            1,058
                                                                 ----------
                                                                      4,205
                                                                 ----------

            INSURANCE SERVICES - 1.9%
     1,200  Equitable Cos., Inc.,
            6.125%, 12/15/24                                          1,458
                                                                 ----------

            METAL MINING - 1.2%
       850  Inco Ltd.,
            7.75%, 3/15/16                                              907
                                                                 ----------

            OIL AND GAS - 1.0%
       755  Consolidated Natural Gas Co.,
            7.25%, 12/15/15                                             781
                                                                 ----------

            PROFESSIONAL SERVICES - 1.3%
     1,000  CUC International, Inc.,
            3.00%, 2/15/02<F1>                                        1,015
                                                                 ----------

PRINCIPAL
AMOUNT                                                                VALUE
(000S)                                                               (000S)
----------                                                           ------
            RECREATIONAL SERVICES - 1.5%
    $1,250  WMS Industries, Inc.,
            5.75%, 12/1/02                                        $   1,162
                                                                 ----------

            RESTAURANTS - 0.7%
       400  Starbucks Corp.,
            4.25%, 11/1/02                                              555
                                                                 ----------

            RETAIL - 8.7%
     1,100  Costco Wholesale Corp.,
            5.75%, 5/15/02                                            1,092
     1,000  Hasbro, Inc.,
            6.00%, 11/15/98                                           1,480
     1,475  Home Depot (The), Inc.,
            3.25%, 10/1/01                                            1,475
     1,300  Pier 1 Imports, Inc.,
            5.75%, 10/1/03                                            1,469
       550  Sports Authority (The), Inc.,
            5.25%, 9/15/01                                              501
       750  Sports Authority (The), Inc.,
            5.25%, 9/15/01<F1>                                          682
                                                                 ----------
                                                                      6,699
                                                                 ----------

            TRANSPORTATION PARTS AND
            EQUIPMENT - 1.6%
     1,100  Magna International, Inc.,
            5.00%, 10/15/02                                           1,191
                                                                 ----------

            TRANSPORTATION SERVICES - 1.7%
     1,250  Airborne Freight Corp.,
            6.75%, 8/15/01                                            1,294
                                                                 ----------

            TRAVEL AND LEISURE - 1.8%
     1,375  Hilton Hotels Corp.,
            5.00%, 5/15/06                                            1,361
                                                                 ----------

            WATER SERVICES - 0.9%
       700  United States Filter Corp.,
            4.50%, 12/15/01                                             707
                                                                 ----------

            Total Convertible Bonds
            (cost $27,763)                                           28,294
                                                                 ----------



SCHEDULES OF INVESTMENTS MARCH 31, 1997

INCOME EQUITY FUND (continued)


NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            COMMON STOCKS - 16.8%

            BUILDING MATERIALS - 0.8%
    17,900  Masco Corp.                                               $ 640
                                                                 ----------

            CHEMICALS AND ALLIED PRODUCTS - 1.8%
    12,000  American Home Products Corp.                                720
    11,600  Bristol-Myers Squibb Co.                                    684
                                                                 ----------
                                                                      1,404
                                                                 ----------

            COMMUNICATIONS - 1.5%
    18,500  Ameritech Corp.                                           1,138
                                                                 ----------

            CONSUMER PRODUCTS - 1.2%
     8,000  Philip Morris Cos., Inc.                                    913
                                                                 ----------

            ELECTRONICS AND ELECTRICAL
            EQUIPMENT - 1.5%
     8,141  Cooper Industries, Inc.                                     353
    18,500  Emerson Electric Co.                                        833
                                                                 ----------
                                                                      1,186
                                                                 ----------

            FOOD AND BEVERAGES - 1.3%
    18,000  ConAgra, Inc.                                               977
                                                                 ----------

            OIL AND GAS - 4.0%
    30,611  Ashland, Inc.                                             1,232
    18,000  Consolidated Natural Gas Co.                                907
     5,200  Royal Dutch Petroleum Co.                                   910
                                                                 ----------
                                                                      3,049
                                                                 ----------

            PROFESSIONAL SERVICES - 0.8%
    13,100  Omnicom Group, Inc.                                         653
                                                                 ----------

            RETAIL - 1.6%
    14,500  Costco Cos., Inc.                                           401
    18,500  TJX Cos., Inc.                                              791
                                                                 ----------
                                                                      1,192
                                                                 ----------

            TRANSPORTATION PARTS AND
            EQUIPMENT - 1.8%
     6,600  Boeing (The) Co.                                            651
    24,000  Ford Motor Co.                                              753
                                                                 ----------
                                                                      1,404
                                                                 ----------

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            UTILITIES - 0.5%
     8,800  Northern States Power Co.                                $  417
                                                                 ----------

            Total Common Stocks
            (cost $10,158)                                           12,973
                                                                 ----------
PRINCIPAL
AMOUNT
(000S)
---------
            SHORT-TERM INVESTMENTS - 7.5%

    $3,117  Banque Brussels Lambert,
            Grand Cayman Islands,
            6.50%, 4/1/97                                             3,117
     2,690  FHLB Discount Note,
            5.48%, 4/1/97                                             2,690
                                                                 ----------

            Total Short-Term Investments
            (cost $5,807)                                             5,807
                                                                 ----------

            Total Investments - 99.4%
            (cost $72,182)                                           76,691

            Other Assets less Liabilities - 0.6%                        411
                                                                 ----------

            NET ASSETS - 100.0%                                     $77,102
                                                                 ==========

<F1> Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1997, the value of these securities amounted to approximately $4,421,000 or 5.7% of net assets.

See Notes to the Financial Statements.



SCHEDULES OF INVESTMENTS MARCH 31, 1997

STOCK INDEX FUND

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            COMMON STOCKS - 93.7%

            AGRICULTURE - 0.1%
       500  Pioneer Hi-Bred International, Inc.                     $    31
                                                                 ----------

            APPAREL - 0.1%
       400  Liz Claiborne, Inc.                                          17
       400  VF Corp.                                                     27
                                                                 ----------
                                                                         44
                                                                 ----------

            BANKING - 7.3%
       600  Ahmanson (H.F.) & Co.                                        22
     2,100  BankAmerica Corp.                                           212
     2,500  Banc One Corp.                                               99
       900  Bank of Boston Corp.                                         60
     2,300  Bank of New York Co., Inc.                                   85
       500  Bankers Trust New York Corp.                                 41
     1,100  Barnett Banks, Inc.                                          51
     2,500  Chase Manhattan Corp.                                       234
     2,700  Citicorp                                                    292
       600  Comerica, Inc.                                               34
     1,300  CoreStates Financial Corp.                                   62
       600  Fifth Third Bancorp                                          47
       800  First Bank System, Inc.                                      58
     1,900  First Chicago NBD Corp.                                     103
     1,600  First Union Corp.                                           130
       300  Golden West Financial Corp.                                  19
       800  Great Western Financial Corp.                                32
     1,300  KeyCorp                                                      63
       800  Mellon Bank Corp.                                            58
     1,100  Morgan (J.P.) & Co., Inc.                                   108
     1,300  National City Corp.                                          61
     4,522  NationsBank Corp.                                           250
     2,100  Norwest Corp.                                                97
     1,900  PNC Bank Corp.                                               76
       300  Republic New York Corp.                                      27
     1,300  SunTrust Banks, Inc.                                         60
       900  U.S. Bancorp                                                 48
     1,000  Wachovia Corp.                                               55
       500  Wells Fargo & Co.                                           142
                                                                 ----------
                                                                      2,626
                                                                 ----------

            BITUMINOUS COAL AND LIGNITE SURFACE
            MINING - 0.1%
     1,400  Houston Industries, Inc.                                     29
                                                                 ----------

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            BROKERAGE AND FINANCIAL SERVICES - 1.2%
     2,700  American Express Co.                                     $  161
     1,500  Fleet Financial Group, Inc.                                  86
       800  Green Tree Financial Corp.                                   27
     1,000  Merrill Lynch & Co., Inc.                                    86
       900  Morgan Stanley Group, Inc.                                   53
       600  Salomon, Inc.                                                30
                                                                 ----------
                                                                        443
                                                                 ----------

            BUILDING MATERIALS - 0.1%
       900  Masco Corp.                                                  32
                                                                 ----------

            CHEMICALS AND ALLIED PRODUCTS - 10.0%
     4,500  Abbott Laboratories                                         253
       600  Air Products and Chemicals, Inc.                             41
       400  Allergan, Inc.                                               12
     3,700  American Home Products Corp.                                222
     1,500  Amgen, Inc. *                                                84
     1,600  Baxter International, Inc.                                   69
     5,800  Bristol-Myers Squibb Co.                                    342
       300  Clorox Co.                                                   34
       900  Colgate-Palmolive Co.                                        90
     1,400  Dow Chemical Co.                                            112
     3,300  du Pont (E.I.) de Nemours & Co.                             350
       500  Eastman Chemical Co.                                         27
       400  Ecolab, Inc.                                                 15
       200  FMC Corp. *                                                  12
       300  Goodrich (B.F.) Co.                                          11
       500  Grace (W.R.) & Co.                                           24
       400  Great Lakes Chemical Corp.                                   18
       600  Hercules, Inc.                                               25
       600  International Flavors & Fragrances, Inc.                     26
     3,200  Lilly (Eli) & Co.                                           263
     7,000  Merck & Co., Inc.                                           590
       800  Morton International, Inc.                                   34
       400  Nalco Chemical Co.                                           15
     3,700  Pfizer, Inc.                                                311
     2,900  Pharmacia & Upjohn, Inc.                                    106
     1,100  PPG Industries, Inc.                                         59
       900  Praxair, Inc.                                                40
       400  Rohm & Haas Co.                                              30
     2,100  Schering-Plough Corp.                                       153
     1,000  Sherwin-Williams Co.                                         27
       600  Sigma-Aldrich Corp.                                          19
       700  Union Carbide Corp.                                          31
     1,600  Warner-Lambert Co.                                          138
                                                                 ----------
                                                                      3,583
                                                                 ----------

SCHEDULES OF INVESTMENTS MARCH 31, 1997

STOCK INDEX FUND (continued)

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            COMMUNICATIONS - 7.3%
     2,900  AirTouch Communications, Inc. *                         $    67
     1,100  Alltel Corp.                                                 36
     3,200  Ameritech Corp.                                             197
     9,400  AT&T Corp.                                                  327
     2,500  Bell Atlantic Corp.                                         152
     5,800  BellSouth Corp.                                             245
     1,900  Comcast Corp., Class A Special                               32
       900  Frontier Corp.                                               16
     5,600  GTE Corp.                                                   261
     3,700  Lucent Technologies, Inc.                                   195
       400  Mallinckrodt, Inc.                                           16
     4,000  MCI Communications Corp.                                    143
     2,600  NYNEX Corp.                                                 119
     2,500  Pacific Telesis Group                                        94
       500  Providian Corp.                                              27
     3,500  SBC Communications, Inc.                                    184
     2,500  Sprint Corp.                                                114
     1,000  Tellabs, Inc. *                                              36
     2,800  U.S. WEST Communications Group                               95
     3,600  U.S. WEST Media Group *                                      67
     2,100  ViaCom, Inc., Class B *                                      69
     5,000  WorldCom, Inc. *                                            110
                                                                 ----------
                                                                      2,602
                                                                 ----------

            COMPUTERS AND OFFICE MACHINES - 5.0%
       700  Amdahl Corp. *                                                6
       700  Apple Computer, Inc. *                                       13
     1,100  Bay Networks, Inc. *                                         20
       900  Cabletron Systems, Inc. *                                    26
       400  Ceridian Corp. *                                             14
     3,800  Cisco Systems, Inc. *                                       183
     1,600  Compaq Computer Corp. *                                     123
       200  Data General Corp. *                                          3
     1,000  Dell Computer Corp. *                                        68
       900  Digital Equipment Corp. *                                    25
     1,400  EMC Corp. *                                                  50
       300  Intergraph Corp. *                                            2
     3,000  International Business Machines Corp.                       412
     7,000  Microsoft Corp. *                                           642
       900  Pitney Bowes, Inc.                                           53
     1,400  Seagate Technology, Inc. *                                   63
     1,000  Silicon Graphics, Inc. *                                     19
       700  Tandem Computers, Inc. *                                      8
       300  Tandy Corp.                                                  15

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            COMPUTERS AND OFFICE
            MACHINES - 5.0% (CONT'D.)
     1,000  3Com Corp. *                                           $     33
     1,000  Unisys Corp. *                                                6
                                                                 ----------
                                                                      1,784
                                                                 ----------

            CONSTRUCTION - 0.2%
       700  Dover Corp.                                                  37
     1,000  Dresser Industries, Inc.                                     30
                                                                 ----------
                                                                         67
                                                                 ----------

            CONSUMER PRODUCTS - 5.1%
       800  Avon Products, Inc.                                          42
     3,200  Gillette Co.                                                232
     7,700  Johnson & Johnson                                           407
     1,600  Kimberly-Clark Corp.                                        159
     4,700  Philip Morris Cos., Inc.                                    536
     3,900  Procter & Gamble Co.                                        448
                                                                 ----------
                                                                      1,824
                                                                 ----------

            CREDIT INSTITUTIONS - 0.6%
       300  Beneficial Corp.                                             19
     1,900  Dean Witter Discover & Co.                                   66
       600  Household International, Inc.                                52
     1,950  MBNA Corp.                                                   54
       300  MGIC Investment Corp.                                        21
                                                                 ----------
                                                                        212
                                                                 ----------

            ELECTRONICS AND ELECTRICAL EQUIPMENT - 7.3%
       800  Advanced Micro Devices, Inc. *                               33
     1,300  AMP, Inc.                                                    45
       550  Andrew Corp. *                                               20
     1,000  Applied Materials, Inc. *                                    46
       600  Cooper Industries, Inc.                                      26
       700  DSC Communications Corp. *                                   15
     2,600  Emerson Electric Co.                                        117
     9,600  General Electric Co.                                        953
       800  General Instrument Corp. *                                   18
       200  Harris Corp.                                                 15
     4,800  Intel Corp.                                                 668
       700  ITT Corp. *                                                  41
       700  LSI Logic Corp. *                                            24
       600  Maytag Corp.                                                 12
     1,200  Micron Technology, Inc.                                      49
     3,400  Motorola, Inc.                                              205
       800  National Semiconductor Corp. *                               22


SCHEDULES OF INVESTMENTS MARCH 31, 1997

STOCK INDEX FUND (continued)

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            ELECTRONICS AND ELECTRICAL
            EQUIPMENT - 7.3% (CONT'D.)
       300  National Service Industries, Inc.                       $    12
     1,500  Northern Telecom Ltd.                                        98
       300  Raychem Corp.                                                25
       400  Scientific-Atlanta, Inc.                                      6
     3,900  Tele-Communications, Inc. *                                  47
     1,100  Texas Instruments, Inc.                                      82
       300  Thomas & Betts Corp.                                         13
       400  Whirlpool Corp.                                              19
                                                                 ----------
                                                                      2,611
                                                                 ----------

            FOOD AND BEVERAGES - 7.1%
     2,900  Anheuser-Busch Cos., Inc.                                   122
     3,200  Archer-Daniels-Midland Co.                                   57
       400  Brown-Forman Corp., Class B                                  19
     2,700  Campbell Soup Co.                                           125
    14,400  Coca-Cola (The) Co.                                         805
     1,400  ConAgra, Inc.                                                76
       200  Coors (Adolph) Co., Class B                                   4
       800  CPC International, Inc.                                      66
       900  General Mills, Inc.                                          56
     2,100  Heinz (H.J.) Co.                                             83
       900  Hershey Foods Corp.                                          45
     1,200  Kellogg Co.                                                  81
     4,000  McDonalds Corp.                                             189
     9,000  PepsiCo, Inc.                                               294
       800  Quaker Oats Co.                                              29
       600  Ralston-Ralston Purina Group                                 47
     2,800  Sara Lee Corp.                                              113
     2,200  Seagram (The) Co. Ltd.                                       84
       900  Unilever N.V.                                               168
     1,100  UST, Inc.                                                    31
       600  Whitman Corp.                                                15
       700  Wrigley (Wm.) Jr. Co.                                        41
                                                                 ----------
                                                                      2,550
                                                                 ----------

            GENERAL BUILDING CONTRACTORS - 0.2%
       200  Centex Corp.                                                  7
       700  Honeywell, Inc.                                              48
       200  Kaufman & Broad Home Corp.                                    3
                                                                 ----------
                                                                         58
                                                                 ----------

            GLASS, CLAY AND STONE PRODUCTS - 0.2%
     1,300  Corning, Inc.                                                58
                                                                 ----------

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            GLASS, CLAY AND STONE
            PRODUCTS - 0.2% (CONT'D.)
       900  Newell Co.                                                $  30
                                                                 ----------
                                                                         88
                                                                 ----------

            HEALTH SERVICES - 1.1%
       500  ALZA Corp. *                                                 14
       600  Beverly Enterprises, Inc. *                                   9
     3,900  Columbia/HCA Healthcare Corp.                               131
       400  Guidant Corp.                                                25
     1,800  HEALTHSOUTH Corp.                                            34
       900  Humana, Inc. *                                               20
       400  Manor Care, Inc.                                             10
     1,400  Medtronic, Inc.                                              87
       500  St. Jude Medical, Inc. *                                     17
     1,700  Tenet Healthcare Corp. *                                     42
                                                                 ----------
                                                                        389
                                                                 ----------

            HEAVY CONSTRUCTION - 0.2%
       500  Fluor Corp.                                                  26
       200  Foster Wheeler Corp.                                          7
       700  Halliburton Co.                                              47
                                                                 ----------
                                                                         80
                                                                 ----------

            INDUSTRIAL INSTRUMENTS - 2.3%
       300  Bard (C.R.), Inc.                                             9
       300  Bausch & Lomb, Inc.                                          12
       700  Becton, Dickinson & Co.                                      32
       700  Biomet, Inc.                                                 12
     1,000  Boston Scientific Corp. *                                    62
     1,900  Eastman Kodak Co.                                           144
     5,900  Hewlett-Packard Co.                                         314
       200  Johnson Controls, Inc.                                       16
       300  Millipore Corp.                                              13
       300  Perkin-Elmer Corp.                                           19
       300  Polaroid Corp.                                               12
     1,400  Raytheon Co.                                                 63
       200  Tektronix, Inc.                                              10
       400  United States Surgical Corp.                                 12
     1,900  Xerox Corp., Inc.                                           108
                                                                 ----------
                                                                        838
                                                                 ----------

            INSURANCE SERVICES - 4.2%
       900  Aetna, Inc.                                                  77
     2,600  Allstate Corp.                                              154
     1,200  American General Corp.                                       49



SCHEDULES OF INVESTMENTS MARCH 31, 1997

STOCK INDEX FUND (continued)

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            INSURANCE SERVICES - 4.2% (CONT'D.)
     2,700  American International Group, Inc.                      $   317
       600  Aon Corp.                                                    37
     1,000  Chubb Corp.                                                  54
       400  CIGNA Corp.                                                  58
     1,000  Conseco, Inc.                                                36
       500  General Re Corp.                                             79
       700  ITT Hartford Group, Inc.                                     50
       400  Jefferson-Pilot Corp.                                        22
       600  Lincoln National Corp.                                       32
       700  Loews Corp.                                                  62
       400  Marsh & McLennan Cos., Inc.                                  45
       300  MBIA, Inc.                                                   29
       700  SAFECO Corp.                                                 28
       500  St. Paul Cos., Inc.                                          32
       400  Torchmark Corp.                                              22
       400  Transamerica Corp.                                           36
     3,666  Travelers Group, Inc.                                       176
     1,100  United Healthcare Corp.                                      52
       400  UNUM Corp.                                                   29
       700  USF&G Corp.                                                  15
       200  USLIFE Corp.                                                  9
                                                                 ----------
                                                                      1,500
                                                                 ----------

            JEWELRY AND PRECIOUS METALS - 0.0%
       200  Jostens, Inc.                                                 5
                                                                 ----------

            LEATHER PRODUCTS - 0.0%
       300  Stride Rite Corp.                                             5
                                                                 ----------

            LUMBER AND WOOD PRODUCTS - 0.0%
       600  Louisiana-Pacific Corp.                                      12
                                                                 ----------


            MACHINERY - 1.3%
       800  Baker Hughes, Inc.                                           31
       500  Black & Decker Corp.                                         16
       200  Briggs & Stratton Corp.                                       9
       600  Brunswick Corp.                                              16
       400  Case Corp.                                                   20
     1,100  Caterpillar, Inc.                                            88
       200  Cincinnati Milacron, Inc.                                     4
       200  Cummins Engine Co., Inc.                                     10
     1,500  Deere & Co.                                                  65
       300  General Signal Corp.                                         12

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            MACHINERY - 1.3% (CONT'D.)
       200  Giddings & Lewis, Inc.                                   $    3
       300  Harnischfeger Industries, Inc.                               14
       600  Ingersoll-Rand Co.                                           26
     1,000  Tenneco, Inc.                                                39
       900  Thermo Electron Corp. *                                      28
       200  Timken (The) Co.                                             11
     1,000  Tyco International Ltd.                                      55
                                                                 ----------
                                                                        447
                                                                 ----------

            MANUFACTURING - 0.1%
       300  Alberto-Culver Co., Class B                                   8
       700  ITT Industries, Inc.                                         16
       100  Pulte Corp.                                                   3
                                                                 ----------
                                                                         27
                                                                 ----------

            MERCHANDISE - GENERAL - 0.1%
       400  Snap-On, Inc.                                                16
       500  Stanley Works (The)                                          19
                                                                 ----------
                                                                         35
                                                                 ----------

            METAL MINING - 0.6%
     2,100  Barrick Gold Corp.                                           50
     1,300  Battle Mountain Gold Co.                                      9
       500  Cyprus Amax Minerals Co.                                     12
       800  Echo Bay Mines Ltd.                                           5
     1,100  Freeport-McMoRan Copper & Gold,
            Inc., Class B                                                33
       900  Homestake Mining Co.                                         14
     1,000  Inco Ltd.                                                    33
       600  Newmont Mining Corp.                                         23
     1,400  Placer Dome, Inc.                                            25
       800  Santa Fe Pacific Gold Corp.                                  13
                                                                 ----------
                                                                        217
                                                                 ----------


            METAL PRODUCTS - 0.2%
     1,000  Allegheny Teledyne, Inc.                                     28
       200  Ball Corp.                                                    5
       250  Crane Co.                                                     8
       300  McDermott International, Inc.                                 6
       400  Parker-Hannifin Corp.                                        17
                                                                 ----------
                                                                         64
                                                                 ----------


SCHEDULES OF INVESTMENTS MARCH 31, 1997

STOCK INDEX FUND (continued)

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            MORTGAGE AGENCIES - 0.9%
     4,100  Federal Home Loan Mortgage Corp.                           $112
     6,300  Federal National Mortgage Association                       228
                                                                 ----------
                                                                        340
                                                                 ----------

            OFFICE EQUIPMENT - 0.1%
       800  Ikon Office Solutions, Inc.                                  27
                                                                 ----------

            OIL AND GAS - 9.2%
       500  Amerada Hess Corp.                                           27
     2,900  Amoco Corp.                                                 251
       400  Ashland, Inc.                                                16
       900  Atlantic Richfield Co.                                      122
       700  Burlington Resources, Inc.                                   30
     3,800  Chevron Corp.                                               265
       600  Coastal Corp.                                                29
       300  Columbia Gas System, Inc.                                    17
       600  Consolidated Natural Gas Co.                                 30
       100  Eastern Enterprises                                           3
     1,500  Enron Corp.                                                  57
       400  ENSERCH Corp.                                                 8
     7,200  Exxon Corp.                                                 776
       100  Helmerich & Payne, Inc.                                       5
       300  Kerr-McGee Corp.                                             19
       200  Louisiana Land & Exploration Co.                              9
     2,300  Mobil Corp.                                                 300
       300  NICOR, Inc.                                                  10
       800  NorAm Energy Corp.                                           12
     1,900  Occidental Petroleum Corp.                                   47
       200  ONEOK, Inc.                                                   5
       600  Oryx Energy Co. *                                            12
       500  Pacific Enterprises                                          15
       900  PanEnergy Corp.                                              39
       300  Pennzoil Co.                                                 16
       200  Peoples Energy Corp.                                          7
     1,500  Phillips Petroleum Co.                                       61
       500  Rowan Cos., Inc. *                                           11
     3,100  Royal Dutch Petroleum Co.                                   543
       500  Santa Fe Energy Resources, Inc. *                             7
     1,400  Schlumberger Ltd.                                           150
       500  Sonat, Inc.                                                  27
       400  Sun Co., Inc.                                                10
     1,500  Texaco, Inc.                                                164
     1,469  Union Pacific Resources Group, Inc.                          39
     1,500  Unocal Corp.                                                 57
     1,700  USX - Marathon Group                                         47

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            OIL AND GAS - 9.2% (CONT'D.)
       300  Western Atlas, Inc. *                                   $    18
       900  Williams Cos., Inc.                                          40
                                                                 ----------
                                                                      3,301
                                                                 ----------

            PACKAGING AND CONTAINER PRODUCTS - 0.1%
       700  Crown Cork & Seal Co., Inc.                                  36
                                                                 ----------

            PAPER PRODUCTS - 1.4%
       600  Avery Dennison Corp.                                         23
       300  Bemis Co., Inc.                                              12
       300  Boise Cascade Corp.                                           9
       600  Champion International Corp.                                 27
       500  Georgia-Pacific Corp.                                        36
     1,700  International Paper Co.                                      66
       500  James River Corp.                                            15
       300  Mead Corp.                                                   16
     2,400  Minnesota Mining & Manufacturing Co.                        203
       600  Stone Container Corp.                                         7
       300  Temple-Inland, Inc.                                          16
       400  Union Camp Corp.                                             19
       600  Westvaco Corp.                                               15
     1,200  Weyerhaeuser Co.                                             54
                                                                 ----------
                                                                        518
                                                                 ----------

            PERSONAL SERVICES - 0.5%
       600  Block (H&R), Inc.                                            18
       700  HFS, Inc. *                                                  41
     1,400  Hilton Hotels Corp.                                          34
       700  Marriott International, Inc.                                 35
     1,400  Service Corp. International                                  42
       300  Willamette Industries, Inc.                                  19
                                                                 ----------
                                                                        189
                                                                 ----------

            PRINTING AND PUBLISHING - 1.3%
       400  American Greetings Corp.                                     13
       500  Deluxe Corp.                                                 16
       900  Donnelley (R.R.) & Sons Co.                                  31
       600  Dow Jones & Co., Inc.                                        24
       800  Gannett Co., Inc.                                            69
       200  Harland (John H.) Co.                                         5
       500  Knight-Ridder, Inc.                                          20
       600  McGraw Hill Cos., Inc.                                       31
       300  Meredith Corp.                                                7
       600  Moore Corp. Ltd.                                             12



SCHEDULES OF INVESTMENTS MARCH 31, 1997

STOCK INDEX FUND (continued)

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            PRINTING AND PUBLISHING - 1.3% (CONT'D.)
       600  New York Times Co., Class A                               $  26
     3,300  Time Warner, Inc.                                           143
       600  Times Mirror Co., Class A                                    33
       700  Tribune Co.                                                  28
                                                                 ----------
                                                                        458
                                                                 ----------

            PROFESSIONAL SERVICES - 1.7%
       300  Autodesk, Inc.                                                9
     1,700  Automatic Data Processing, Inc.                              71
     2,100  Computer Associates International, Inc.                      82
       400  Computer Sciences Corp. *                                    25
     2,300  CUC International, Inc. *                                    52
     2,600  First Data Corp.                                             88
       500  Interpublic Group of Cos., Inc.                              26
     2,000  Novell, Inc. *                                               19
     3,900  Oracle Corp. *                                              150
       500  Ryder System, Inc.                                           15
       300  Safety-Kleen Corp.                                            4
       100  Shared Medical Systems Corp.                                  5
     2,100  Sun Microsystems, Inc. *                                     61
                                                                 ----------
                                                                        607
                                                                 ----------

            RECREATION AND LEISURE SERVICES - 1.0%
     3,900  Disney (The Walt) Co.                                       285
       400  Harcourt General, Inc.                                       19
       600  Harrah's Entertainment, Inc. *                               10
       200  King World Productions, Inc.                                  7
     1,600  Mattel, Inc.                                                 38
                                                                 ----------
                                                                        359
                                                                 ----------
            RESEARCH AND CONSULTING SERVICES - 0.2%
     1,000  Cognizant Corp.                                              29
     1,000  Dun & Bradstreet (The) Corp.                                 25
       300  EG&G, Inc.                                                    6
                                                                 ----------
                                                                         60
                                                                 ----------

            RETAIL - 4.8%
     1,500  Albertson's, Inc.                                            51
       800  American Stores Co.                                          36
       900  AutoZone, Inc. *                                             20
       600  Charming Shoppes, Inc. *                                      3
       600  Circuit City Stores, Inc.                                    20
       600  CVS Corp.                                                    28
       900  Darden Restaurants, Inc.                                      7

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            RETAIL - 4.8% (CONT'D.)
     1,300  Dayton-Hudson Corp.                                     $    54
       700  Dillard Department Stores, Inc., Class A                     22
     1,200  Federated Department Stores, Inc.                            39
     1,600  Gap, Inc.                                                    54
       300  Giant Food, Inc., Class A                                    10
       200  Great Atlantic & Pacific Tea Co., Inc.                        5
       750  Hasbro, Inc.                                                 21
     2,800  Home Depot (The), Inc.                                      150
     2,800  Kmart Corp. *                                                34
       700  Kroger Co. *                                                 36
     1,600  Limited, Inc. (The)                                          29
       200  Longs Drug Stores, Inc.                                       5
     1,000  Lowe's Cos., Inc.                                            37
     1,400  May Department Stores Co.                                    64
       200  Mercantile Stores Co., Inc.                                   9
     1,700  Nike, Inc., Class B                                         105
       500  Nordstrom, Inc.                                              19
     1,400  Penney (J.C.) Co., Inc.                                      67
       400  Pep Boys - Manny, Moe & Jack                                 12
     1,200  Price/Costco, Inc. *                                         33
       300  Reebok International Ltd. *                                  13
       700  Rite Aid Corp.                                               29
     2,300  Sears, Roebuck & Co.                                        116
       400  SUPERVALU, Inc.                                              12
       500  TJX Cos., Inc.                                               21
     1,700  Toys "R" Us, Inc. *                                          48
    13,300  Wal-Mart Stores, Inc.                                       371
     1,400  Walgreen Co.                                                 59
       800  Wendy's International, Inc.                                  17
       900  Winn-Dixie Stores, Inc.                                      30
       800  Woolworth Corp. *                                            19
                                                                 ----------
                                                                      1,705
                                                                 ----------

            RUBBER AND PLASTICS - 0.7%
       200  Armstrong World Industries, Inc.                             13
       500  Cooper Tire & Rubber Co.                                      9
       900  Goodyear (The) Tire & Rubber Co.                             47
     3,400  Monsanto Co.                                                130
       900  Rubbermaid, Inc.                                             22
       400  Tupperware Corp.                                             13
                                                                 ----------
                                                                        234
                                                                 ----------

            SANITARY SERVICES - 0.4%
     1,200  Browning-Ferris Industries, Inc.                             35



SCHEDULES OF INVESTMENTS MARCH 31, 1997

STOCK INDEX FUND (continued)

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            SANITARY SERVICES - 0.4% (CONT'D.)
     1,800  Laidlaw, Inc., Class B                                    $  25
     2,800  Waste Management, Inc.                                       86
                                                                 ----------
                                                                        146
                                                                 ----------

            SERVICE INDUSTRY MACHINERY - 0.2%
       200  Aeroquip-Vickers, Inc.                                        7
       700  Pall Corp.                                                   16
     3,500  Westinghouse Electric Corp.                                  62
                                                                 ----------
                                                                         85
                                                                 ----------

            STEEL PRODUCTS - 0.7%
     1,300  Alcan Aluminium Ltd.                                         44
     1,000  Aluminum Co. of America                                      68
       600  Armco, Inc. *                                                 2
       200  ASARCO, Inc.                                                  6
       600  Bethlehem Steel Corp. *                                       5
       800  Engelhard Corp.                                              17
       300  Inland Steel Industries, Inc.                                 6
       500  Nucor Corp.                                                  23
       300  Owens Corning                                                12
       400  Phelps Dodge Corp.                                           29
       400  Reynolds Metals Co.                                          25
       500  USX-U.S. Steel Group                                         13
       600  Worthington Industries, Inc.                                 11
                                                                 ----------
                                                                        261
                                                                 ----------

            TEXTILES - 0.1%
       400  Fruit of the Loom, Inc., Class A *                           17
       200  Russell Corp.                                                 7
       100  Springs Industries, Inc., Class A                             4
                                                                 ----------
                                                                         28
                                                                 ----------

            TOBACCO PRODUCTS - 0.1%
     1,000  American Brands, Inc.                                        51
                                                                 ----------

            TRANSPORTATION PARTS AND EQUIPMENT - 4.3%
     1,600  AlliedSignal, Inc.                                          114
     2,116  Boeing (The) Co.                                            209
     4,100  Chrysler Corp.                                              123
       600  Dana Corp.                                                   20
       400  Eaton Corp.                                                  28
       400  Echlin, Inc.                                                 14
       200  Fleetwood Enterprises, Inc.                                   5
     6,900  Ford Motor Co.                                              216

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            TRANSPORTATION PARTS AND
            EQUIPMENT - 4.3% (CONT'D.)
       400  General Dynamics Corp.                                  $    27
     4,400  General Motors Corp.                                        244
       700  Illinois Tool Works, Inc.                                    57
     1,100  Lockheed Martin Corp. *                                      92
     1,200  McDonnell Douglas Corp.                                      73
       400  Navistar International Corp. *                                4
       300  Northrop Grumman Corp.                                       23
       200  PACCAR, Inc.                                                 13
     1,300  Rockwell International Corp.                                 84
       500  Textron, Inc.                                                53
       700  TRW, Inc.                                                    36
     1,400  United Technologies Corp.                                   105
                                                                 ----------
                                                                      1,540
                                                                 ----------

            TRANSPORTATION SERVICES - 1.3%
       500  AMR Corp. *                                                  41
       900  Burlington Northern Santa Fe Corp.                           67
       200  Caliber System, Inc.                                          5
       499  Conrail, Inc.                                                56
     1,300  CSX Corp.                                                    60
       400  Delta Air Lines, Inc.                                        34
       700  Federal Express Corp. *                                      36
       700  Norfolk Southern Corp.                                       60
       800  Southwest Airlines Co.                                       18
     1,400  Union Pacific Corp.                                          79
       400  USAir Group, Inc. *                                          10
                                                                 ----------
                                                                        466
                                                                 ----------

            UTILITIES - 2.4%
     1,100  American Electric Power Co.                                  45
       900  Baltimore Gas & Electric Co.                                 24
       900  Carolina Power & Light Co.                                   33
     1,200  Central & South West Corp.                                   26
       900  CINergy Corp.                                                31
     1,400  Consolidated Edison Co. of New York, Inc.                    42
     1,000  Dominion Resources, Inc.                                     36
       800  DTE Energy Co.                                               21
     1,200  Duke Power Co.                                               53
     2,500  Edison International                                         56
     1,300  Entergy Corp.                                                32
     1,100  FPL Group, Inc.                                              49
       700  GPU, Inc.                                                    22
       800  Niagara Mohawk Power Corp. *                                  7


SCHEDULES OF INVESTMENTS MARCH 31, 1997

STOCK INDEX FUND (continued)

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            UTILITIES - 2.4% (CONT'D.)
       400  Northern States Power Co.                             $      19
       900  Ohio Edison Co.                                              19
     2,400  Pacific Gas & Electric Co.                                   56
     1,700  PacifiCorp                                                   36
     1,300  Peco Energy Co.                                              26
       900  PP&L Resources, Inc.                                         18
     1,400  Public Service Enterprise Group, Inc.                        37
     3,900  Southern Co.                                                 82
     1,300  Texas Utilities Co.                                          45
     1,300  Unicom Corp.                                                 25
       600  Union Electric Co.                                           22
                                                                 ----------
                                                                        862
                                                                 ----------

            WHOLESALE - 0.3%
       200  Fleming Cos., Inc.                                            4
       700  Genuine Parts Co.                                            33
       300  Grainger (W.W.), Inc.                                        22
       200  Potlatch Corp.                                                8
     1,000  Sysco Corp.                                                  34
                                                                 ----------
                                                                        101
                                                                 ----------

            Total Common Stocks
            (cost $34,833)                                           33,577
                                                                 ----------

            OTHER INVESTMENT - 4.9%

    23,200  Standard & Poor's Depository Receipt
            Unit Trust, Series: 1
            (cost $1,823)                                             1,751
                                                                 ----------

PRINCIPAL
AMOUNT                                                                VALUE
(000S)                                                               (000S)
---------                                                            ------
            SHORT-TERM INVESTMENTS - 8.3%

    $2,902  Banque Brussels Lambert,
            Grand Cayman Islands,
            6.50%, 4/1/97                                          $  2,902
        75  U.S. Treasury Bill,
            5.26%, 6/26/97<F1>                                           74
                                                                 ----------

            Total Short-Term Investments
            (cost $2,976)                                             2,976
                                                                 ----------

            Total Investments - 106.9%
            (cost $39,632)                                           38,304

            Liabilities less Other Assets - (6.9)%                  (2,464)
                                                                 ----------

            NET ASSETS - 100.0%                                     $35,840
                                                                 ==========


OPEN FUTURES CONTRACTS:

                            Principal                                 Unrealized
             Number of      Amount        Contract     Contract       Loss
Type         Contracts      (000s)        Position     Exp.           (000s)
----------------------------------------------------------------------------
S&P 500         2           $758          Long         6/97           $35
                                                                      ===


<F1> Security pledged as collateral to cover margin requirements for open futures contracts.

See Notes to the Financial Statements.



SCHEDULES OF INVESTMENTS MARCH 31, 1997

GROWTH EQUITY FUND

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            COMMON STOCKS - 96.6%

            BANKING - 6.3%
   146,700  Banc One Corp.                                          $ 5,831
    31,100  Chase Manhattan Corp.                                     2,912
    37,400  Fifth Third Bancorp                                       2,898
   105,200  State Street Corp.                                        7,298
                                                                 ----------
                                                                     18,939
                                                                 ----------

            BROKERAGE AND FINANCIAL SERVICES - 3.9%
    78,100  Merrill Lynch & Co., Inc.                                 6,707
   137,000  Price (T. Rowe), Associates, Inc.                         5,086
                                                                 ----------
                                                                     11,793
                                                                 ----------

            CHEMICALS AND ALLIED PRODUCTS - 12.3%
    79,300  American Home Products Corp.                              4,758
    55,500  du Pont (E.I.) de Nemours & Co.                           5,883
   105,200  Lilly (Eli) & Co.                                         8,653
   117,500  Pfizer, Inc.                                              9,885
   105,800  Sigma-Aldrich Corp.                                       3,267
    56,600  Warner-Lambert Co.                                        4,896
                                                                 ----------
                                                                     37,342
                                                                 ----------

            COMMUNICATIONS - 1.6%
   184,200  ADC Telecommunications, Inc. *                            4,950
                                                                 ----------

            COMPUTERS AND OFFICE MACHINES - 7.9%
    98,600  Diebold, Inc.                                             3,710
   119,950  McAfee Associates, Inc. *                                 5,308
    98,200  Microsoft Corp. *                                         9,004
   132,200  Parametric Technology Corp. *                             5,966
                                                                 ----------
                                                                     23,988
                                                                 ----------

            CONSUMER PRODUCTS - 11.9%
    39,900  Avon Products, Inc.                                       2,095
    91,300  Gillette Co.                                              6,631
   131,300  Johnson & Johnson                                         6,942
    86,500  Kimberly-Clark Corp.                                      8,596
    45,900  Philip Morris Cos., Inc.                                  5,238
    56,200  Procter & Gamble Co.                                      6,463
                                                                 ----------
                                                                     35,965
                                                                 ----------

            ELECTRICAL SERVICES - 0.9%
   110,900  Wisconsin Energy Corp.                                    2,717
                                                                 ----------

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            ELECTRONICS AND OTHER ELECTRICAL
            EQUIPMENT - 10.0%
   179,900  Analog Devices, Inc. *                                  $ 4,048
    91,700  General Electric Co.                                      9,101
    79,000  Intel Corp.                                              10,991
    99,200  Motorola, Inc.                                            5,989
                                                                 ----------
                                                                     30,129
                                                                 ----------

            FOOD AND BEVERAGES - 4.2%
   173,300  Coca-Cola (The) Co.                                       9,683
    73,800  Sara Lee Corp.                                            2,989
                                                                 ----------
                                                                     12,672
                                                                 ----------

            INSURANCE SERVICES - 3.2%
    50,600  American International Group, Inc.                        5,939
    39,000  MBIA, Inc.                                                3,739
                                                                 ----------
                                                                      9,678
                                                                 ----------

            OIL AND GAS - 10.4%
    75,900  Amoco Corp.                                               6,575
    73,300  Exxon Corp.                                               7,898
    32,500  Mobil Corp.                                               4,245
    35,350  Royal Dutch Petroleum Co.                                 6,186
    60,800  Schlumberger Ltd.                                         6,521
                                                                 ----------
                                                                     31,425
                                                                 ----------

            PROFESSIONAL SERVICES - 3.6%
   117,300  Automatic Data Processing, Inc.                           4,912
   181,500  First Data Corp.                                          6,148
                                                                 ----------
                                                                     11,060
                                                                 ----------

            RESTAURANTS - 1.7%
   173,900  Starbucks Corp. *                                         5,152
                                                                 ----------

            RETAIL - 10.6%
   178,200  Cracker Barrel Old Country Store, Inc.                    4,655
    55,600  Home Depot (The), Inc.                                    2,975
   163,000  Kohl's Corp. *                                            6,907
   230,600  PETsMART, Inc. *                                          4,670
   117,100  Sears, Roebuck and Co.                                    5,884
   165,400  Walgreen Co.                                              6,926
                                                                 ----------
                                                                     32,017
                                                                 ----------

SCHEDULES OF INVESTMENTS MARCH 31, 1997

GROWTH EQUITY FUND (continued)

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            TRANSPORTATION PARTS AND
            EQUIPMENT - 5.0%
   110,900  Boeing (The) Co.                                       $ 10,938
   115,900  Wisconsin Central Transportation Corp. *                  4,085
                                                                 ----------
                                                                     15,023
                                                                 ----------

            U.S. GOVERNMENT AGENCY - 3.1%
   261,100  Federal National Mortgage Association                     9,432
                                                                 ----------

            Total Common Stocks
            (cost $245,826)                                         292,282
                                                                 ----------

PRINCIPAL
AMOUNT
(000S)
---------
            SHORT-TERM INVESTMENTS - 4.3%

   $12,451  Banque Brussels Lambert,
            Grand Cayman Islands,
            6.50%, 4/1/97                                            12,451
       610  FHLB Discount Note,
            6.25%, 4/1/97                                               610
                                                                 ----------

            Total Short-Term Investments
            (cost $13,061)                                           13,061
                                                                 ----------

NUMBER
OF CONTRACTS
-------------
            OPTIONS PURCHASED - 0.1%

        99  Call Option on S&P 500
            Expiring June 1997 @ $805
            (cost $280)                                                 225
                                                                 ----------

            Total Investments - 101.0%
            (cost $259,167)                                         305,568
                                                                 ----------



NUMBER                                                                VALUE
OF CONTRACTS                                                         (000S)
-------------                                                        ------
            OPTIONS WRITTEN - (0.1)%

        99  Put Option on S&P 500
            Expiring June 1997 @ $805
            (Premium received $319)                                $  (277)
                                                                 ----------

            Liabilities less Other Assets - (0.9)%                  (2,686)
                                                                 ----------

            NET ASSETS - 100.0%                                    $302,605
                                                                 ==========

See Notes to the Financial Statements.



SCHEDULES OF INVESTMENTS MARCH 31, 1997

SELECT EQUITY FUND

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                          -------
            COMMON STOCKS - 96.2%

            BANKING - 7.5%
    26,500  Banc One Corp.                                          $ 1,053
    18,500  Chase Manhattan Corp.                                     1,732
    10,000  Fifth Third Bancorp                                         775
     4,000  First USA, Inc.                                             169
    15,000  State Street Corp.                                        1,041
                                                                    -------
                                                                      4,770
                                                                    -------

            BROKERAGE AND FINANCIAL SERVICES - 2.5%
     9,800  Franklin Resources, Inc.                                    500
    30,000  Price (T. Rowe), Associates, Inc.                         1,114
                                                                    -------
                                                                      1,614
                                                                    -------

            CHEMICALS AND ALLIED PRODUCTS - 18.8%
    27,500  Abbott Laboratories                                       1,543
    46,000  Bristol-Myers Squibb Co.                                  2,714
    20,000  du Pont (E.I.) de Nemours & Co.                           2,120
    22,000  Lilly (Eli) & Co.                                         1,810
    29,000  Merck & Co., Inc.                                         2,443
    16,000  Pfizer, Inc.                                              1,346
                                                                    -------
                                                                     11,976
                                                                    -------

            COMMUNICATIONS - 6.3%
    25,000  ADC Telecommunications, Inc. *                              672
    10,000  Ericsson (L.M.) Telephone Co.
            ADR, Class B                                                338
    15,000  Lucent Technologies, Inc.                                   791
    43,500  Newbridge Networks Corp. *                                1,245
    26,000  Tellabs, Inc. *                                             939
                                                                    -------
                                                                      3,985
                                                                    -------

            COMPUTERS AND OFFICE MACHINES - 11.6%
    10,000  Cisco Systems, Inc. *                                       481
    28,500  Diebold, Inc.                                             1,072
    35,000  EMC Corp. *                                               1,243
    14,050  McAfee Associates, Inc. *                                   622
    24,000  Microsoft Corp. *                                         2,200
    30,000  Reynolds & Reynolds Co., Class A                            716
    24,000  Seagate Technology, Inc. *                                1,077
                                                                    -------
                                                                      7,411
                                                                    -------


NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                          -------
            CONSUMER PRODUCTS - 11.0%
    25,000  Avon Products, Inc.                                      $1,313
    20,000  Johnson & Johnson                                         1,058
    23,000  Philip Morris Cos., Inc.                                  2,625
    17,500  Procter & Gamble Co.                                      2,013
                                                                    -------
                                                                      7,009
                                                                    -------

            ELECTRONICS AND OTHER ELECTRICAL
            Equipment - 9.8%
    36,000  Analog Devices, Inc. *                                      810
    35,000  General Electric Co.                                      3,474
    14,000  Intel Corp.                                               1,948
                                                                    -------
                                                                      6,232
                                                                    -------

            FOOD AND BEVERAGES - 5.1%
    27,000  Coca-Cola (The) Co.                                       1,509
    32,500  Panamerican Beverages, Inc., Class A                      1,743
                                                                    -------
                                                                      3,252
                                                                    -------

            HEALTH SERVICES - 1.7%
    17,000  Medtronic, Inc.                                           1,058
                                                                    -------

            INSURANCE SERVICES - 6.7%
    17,500  American International Group, Inc.                        2,054
    13,000  MBIA, Inc.                                                1,246
    15,000  Progressive Corp.                                           958
                                                                    -------
                                                                      4,258
                                                                    -------

            MEDICAL PRODUCTS AND EQUIPMENT  - 0.7%
    30,000  Idexx Laboratories, Inc. *                                  420
                                                                    -------

            PACKAGING AND CONTAINER PRODUCTS - 1.4%
    18,000  Crown Cork & Seal Co., Inc.                                 929
                                                                    -------

            PERSONAL SERVICES - 0.9%
    20,000  Service Corp. International                                 595
                                                                    -------

            RETAIL - 8.5%
    12,000  Consolidated Stores Corp. *                                 423
    15,000  Gap, Inc.                                                   502
    18,000  Kohl's Corp. *                                              763
    40,000  PETsMART, Inc. *                                            810
    40,000  Walgreen Co.                                              1,675
    45,000  Wal-Mart Stores, Inc.                                     1,254
                                                                    -------
                                                                      5,427
                                                                    -------


SCHEDULES OF INVESTMENTS MARCH 31, 1997

SELECT EQUITY FUND (continued)

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                          -------
            TRANSPORTATION PARTS AND
            EQUIPMENT - 1.7%
    30,000  Wisconsin Central Transportation Corp. *                $ 1,058
                                                                    -------

            U.S. GOVERNMENT AGENCY - 2.0%
    35,000  Federal National Mortgage Association                     1,264
                                                                    -------

            Total Common Stocks
            (cost $55,297)                                           61,258
                                                                    -------

PRINCIPAL
AMOUNT
(000S)
-------

        SHORT-TERM INVESTMENT - 4.0%

    $2,525  Banque Brussels Lambert,
            Grand Cayman Islands,
            6.50%, 4/1/97
            (cost $2,525)                                             2,525
                                                                    -------

            Total Investments - 100.2%
            (cost $57,822)                                           63,783

            Liabilities less Other Assets - (0.2)%                    (106)
                                                                    -------

            NET ASSETS - 100.0%                                     $63,677
                                                                   ========


See Notes to the Financial Statements.



SCHEDULES OF INVESTMENTS MARCH 31, 1997

SMALL CAP FUND

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                          -------
            COMMON STOCKS - 96.7%

            AEROSPACE - 0.2%
    19,700  Aviall, Inc.                                            $   224
     5,100  TransTechnology Corp.                                       109
                                                                    -------
                                                                        333
                                                                    -------

            APPAREL - 1.2%
    13,700  Bell Sports Corp. *                                          74
     6,600  Chic By H.I.S., Inc. *                                       40
    24,300  Dexter Corp.                                                732
     7,900  Farah, Inc. *                                                79
     4,300  Garan, Inc.                                                  77
    21,200  Kellwood Co.                                                530
     6,100  Movado Group, Inc.                                          149
     9,200  Oxford Industries, Inc.                                     245
    27,200  Phillips-Van Heusen Corp.                                   323
    11,200  Salant Corp. *                                               47
     1,300  Weyco Group, Inc.                                            60
                                                                    -------
                                                                      2,356
                                                                    -------

            ATHLETIC EQUIPMENT - 0.0%
    47,100  RDM Sports Group, Inc. *                                     71
                                                                    -------

            BANKING - 9.7%
     3,250  Advantage Bancorp, Inc.                                     131
    13,880  Albank Financial Corp.                                      505
     7,241  Alliance Bancorp, Inc.                                      210
     1,600  American Bank of Connecticut                                 50
     3,250  Anchor Bancorp Wisconsin, Inc.                              144
     4,440  Andover Bancorp, Inc.                                       118
    23,200  Astoria Financial Corp.                                     835
     6,625  BankAtlantic Bancorp, Inc., Class A                          85
     1,656  BankAtlantic Bancorp, Inc., Class B                          19
    12,800  Bankers Corp.                                               318
     7,200  Bay View Capital Corp.                                      367
     5,610  Brenton Banks, Inc.                                         156
     6,600  BSB Bancorp, Inc.                                           200
     4,000  California Financial Holding Co.                            116
     1,800  Calumet Bancorp, Inc. *                                      64
     5,000  Cathay Bancorp, Inc.                                        108
     3,500  CB Bancshares, Inc.                                         124
     6,200  Centura Banks, Inc.                                         242
     7,800  Citfed Bancorp, Inc.                                        274
    18,300  Coast Savings Financial, Inc. *                             725
     4,200  Coastal Bancorp, Inc.                                       108

Number                                                                Value
of Shares                                                            (000s)
----------                                                           ------
            BANKING - 9.7% (CONT'D.)
    18,750  Commercial Federal Corp.                                   $633
     6,600  Community Bank System, Inc.                                 155
     5,200  CPB, Inc.                                                   174
    26,037  Downey Financial Corp.                                      527
     5,300  Eagle Financial Corp.                                       150
     3,250  Eastern Bancorp, Inc.                                        80
     8,200  Evergreen Bancorp, Inc.                                     126
     1,900  FFLC Bancorp, Inc.                                           48
     6,400  Fidelity Bankshares, Inc.                                   128
     6,900  First Federal Bancshares of Eau Claire, Inc.                129
     3,700  First Federal Capital Corp.                                 104
    10,800  First Federal Financial Bancorp, Inc.                       254
     3,000  First Federal Financial Corp. of Kentucky                    59
     2,700  First Federal Savings & Loan Association
            of East Hartford                                             69
     4,700  First Financial Caribbean Corp.                             125
     6,600  First Indiana Corp.                                         121
     4,400  First Palm Beach Bancorp, Inc.                              122
     7,600  First Republic Bancorp, Inc. *                              169
     3,800  First Savings Bancorp, Inc.                                  75
     6,920  First Savings Bank, SLA                                     145
     2,550  FirstFed Financial Corp. *                                   45
     1,995  FNB Corp.                                                    49
     4,400  GBC Bancorp                                                 144
    13,600  Glendale Federal Bank FSB *                                 313
    13,500  Greater New York Savings Bank                               233
     4,400  Haven Bancorp, Inc.                                         141
     3,750  Home Federal Bancorp.                                       103
     6,600  Horizon Financial Corp.                                     102
     2,000  Interchange Financial Services Corp.                         61
     6,900  InterWest Bancorp, Inc.                                     223
     1,890  JeffBanks, Inc.                                              56
     4,200  Jefferson Savings Bancorp, Inc. *                           120
    10,200  Life Bancorp, Inc.                                          171
    18,400  Long Island Bancorp, Inc.                                   608
     4,411  MAF Bancorp, Inc.                                           172
     3,150  Maryland Federal Bancorp, Inc.                              111
     2,800  MASSBANK Corp.                                              115
     3,900  Medford Savings Bank                                         96
     2,700  Merchants Bancshares, Inc. *                                 54
     9,165  Mid-America Bancorp                                         183
    11,700  ML Bancorp, Inc.                                            180
     6,830  National City Bancorporation *                              152
     8,233  NBB Bancorp, Inc.                                           161
    14,300  ONBANCorp, Inc.                                             669



SCHEDULES OF INVESTMENTS MARCH 31, 1997

SMALL CAP FUND (continued)

Number                                                                Value
of Shares                                                            (000s)
----------                                                           ------
            BANKING - 9.7% (CONT'D.)
     3,500  PALFED, Inc.                                            $    57
     2,700  Pennfirst Bancorp, Inc.                                      37
    27,213  Peoples Heritage Financial Group, Inc.                      837
     2,562  Peoples Holdings Co.                                         95
     5,900  PonceBank                                                   119
     4,869  Portsmouth Bank Shares, Inc.                                 73
     8,600  Poughkeepsie Savings Bank, FSB                               52
     2,700  Progressive Bank, Inc.                                       68
     3,600  Quaker City Bancorp, Inc. *                                  70
     7,700  Queens County Bancorp, Inc.                                 423
     9,700  Reliance Bancorp, Inc.                                      229
    28,900  Riggs National Corp. *                                      582
    26,100  Roosevelt Financial Group, Inc.                             568
    10,100  Security Capital Corp.                                      869
     2,250  Southwest Bancshares, Inc.                                   43
    24,875  St. Paul Bancorp, Inc.                                      681
     7,000  Sterling Bancorp                                            105
     5,700  Sterling Financial Corp. *                                   98
    16,700  Sumitomo Bank of California                                 468
     4,100  TF Financial Corp.                                           73
     5,700  Triangle Bancorp, Inc.                                      108
     2,875  TriCo Bancshares                                             74
     8,500  US Bancorp                                                  377
     5,900  Virginia First Financial Corp.                               86
    10,019  Webster Financial Corp.                                     351
     1,700  Western Ohio Financial Corp.                                 36
                                                                    -------
                                                                     19,133
                                                                    -------

            BROKERAGE SERVICES AND FINANCIAL
            SERVICES - 1.5%
     6,700  Advest Group, Inc. *                                         80
     5,700  FFVA Financial Corp.                                        120
     3,600  First Southeast Financial Corp.                              36
    14,500  Great Financial Corp.                                       448
     3,800  HMN Financial, Inc. *                                        76
    11,400  Insurance Auto Auctions, Inc. *                              76
     8,650  Interra Financial, Inc.                                     301
     6,100  Interstate/Johnson Lane, Inc.                               106
    27,400  John Alden Financial Corp.                                  459
     6,200  McDonald & Co. Investments, Inc.                            225
       600  Northern States Financial Corp.                              53
     5,300  Ottawa Financial Corp.                                      111
    16,100  PEC Israel Economic Corp.                                   304
     5,500  Southwest Securities Group, Inc.                             84
    15,700  Standard Financial, Inc. *                                  358

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            BROKERAGE SERVICES AND FINANCIAL
            SERVICES - 1.5% (CONT'D.)
     5,577  York Financial Corp.                                    $   101
                                                                    -------
                                                                      2,938
                                                                    -------

            CHEMICALS AND ALLIED PRODUCTS - 3.9%
     3,740  Aceto Corp.                                                  50
     7,600  Alpha-Beta Technology, Inc. *                                81
    11,000  Alpharma, Inc.                                              151
    12,200  ARIAD Pharmaceuticals, Inc. *                                74
    14,600  Biomira, Inc. *                                              75
    10,500  BioWhittaker, Inc. *                                         91
    11,900  Cambrex Corp.                                               399
    46,100  Carter-Wallace, Inc.                                        628
    14,200  Cellpro, Inc. *                                              91
    19,400  Copley Pharmaceutical, Inc. *                               126
    19,700  COR Therapeutics, Inc. *                                    187
    13,000  Creative BioMolecules, Inc. *                                98
     5,075  Cytrx Corp. *                                                19
    14,400  Fuller (H.B.) Co.                                           702
    13,300  Genemedicine, Inc. *                                         83
    35,300  Gensia, Inc. *                                              141
     4,200  Hauser Chemical Research, Inc. *                             28
     6,300  Immucor, Inc. *                                              60
    16,800  ImmuLogic Pharmaceutical Corp. *                             74
    16,300  Immune Response Corp. *                                     137
     8,100  ImmunoGen, Inc. *                                            11
    10,500  INCSTAR Corp. *                                              63
     8,600  Learonal, Inc.                                              194
    14,550  Life Technologies, Inc.                                     382
     8,400  LSB Industries, Inc.                                         37
     3,900  MacDermid, Inc.                                             136
     3,600  Melamine Chemicals, Inc. *                                   40
     9,000  Mississippi Chemical Corp.                                  215
    24,500  Mycogen Corp. *                                             570
     5,200  National Sanitary Supply Co.                                 68
     8,600  NCH Corp.                                                   508
    14,900  NeXstar Pharmaceuticals, Inc. *                             149
    12,700  OEC Medical Systems, Inc. *                                 208
    11,300  Petrolite Corp.                                             668
    17,900  Pharmaceutical Resources, Inc. *                             49
    18,100  Pure Tech International, Inc. *                              34
     8,800  Quaker Chemical Corp.                                       141
    19,200  Rexene Corp.                                                257
    17,900  Ribi ImmunoChem Research, Inc. *                             79
    18,500  Roberts Pharmaceutical Corp. *                              235


SCHEDULES OF INVESTMENTS MARCH 31, 1997

SMALL CAP FUND (continued)

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                          -------
            CHEMICALS AND ALLIED
            PRODUCTS - 3.9% (CONT'D.)
     4,700  Syborn Chemicals, Inc. *                               $     78
     8,200  Tetra Technologies, Inc. *                                  179
                                                                    -------
                                                                      7,596
                                                                    -------

            COMMUNICATIONS - 1.1%
    24,400  American Mobile Satellite Corp., Inc. *                     275
    13,000  American Paging, Inc. *                                      46
     8,000  Atlantic Tele-Network, Inc. *                                98
    11,500  Broadband Technologies, Inc. *                              105
     5,500  Centigram Communications Corp. *                             55
    13,500  CoreComm, Inc. *                                            196
     2,744  HSN, Inc. *                                                  70
    29,525  Metrocall, Inc. *                                           122
     2,725  Metrocall, Inc. Rights *                                      0
    17,000  Metromedia International Group, Inc. *                      148
     7,300  Mosaix, Inc. *                                               93
    21,300  Network Equipment Technologies, Inc. *                      288
    10,502  Roseville Communications Co.                                261
     3,700  STM Wireless, Inc., Class A *                                26
     1,300  Tadiran Ltd. ADR                                             31
    21,400  True North Communications                                   400
                                                                    -------
                                                                      2,214
                                                                    -------

            COMPUTERS AND OFFICE MACHINES - 3.1%
    11,900  Advanced Logic Research, Inc. *                             112
     4,300  Amplicon, Inc.                                               96
     3,300  Applied Voice Technology, Inc. *                             41
    14,700  Artisoft, Inc. *                                             46
     7,000  Asante Technolgies, Inc. *                                   28
    59,000  AST Research, Inc. *                                        280
     3,300  Astro-Med, Inc.                                              29
     2,600  Banctec, Inc. *                                              66
    13,800  Caere Corp. *                                                98
    19,600  Concurrent Computer Corp. *                                  47
    14,000  Control Data Systems, Inc. *                                212
     7,200  Crosscomm Co. *                                              59
    37,200  Data General Corp. *                                        632
     4,900  Data Systems & Software, Inc. *                              30
     7,200  DH Technology, Inc. *                                       126
    11,400  Dynatech Corp. *                                            342
    21,800  Exabyte Corp. *                                             264
    10,200  General Binding Corp.                                       309
     6,900  Genicom Corp. *                                              30
     5,800  GTI Corp. *                                                  33

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            COMPUTERS AND OFFICE
            MACHINES - 3.1% (CONT'D.)
    10,300  Inacom Corp. *                                          $   234
    48,600  Intergraph Corp. *                                          377
     7,900  Microtouch Systems, Inc. *                                  156
    12,300  MTI Technology Corp. *                                       46
     9,800  Network Peripherals, Inc. *                                  89
     8,900  Par Technology Corp. *                                       90
     8,100  Quixote Corp.                                                73
     7,600  Rainbow Technologies, Inc. *                                131
    34,400  Sequent Computer Systems, Inc. *                            516
    13,200  Standard Microsystems Corp. *                               137
    24,100  Stratus Computer, Inc. *                                    747
    10,100  Streamlogic Corp.                                             7
     6,300  Truevision, Inc. *                                           15
    19,500  Tseng Laboratories, Inc. *                                   59
     3,300  Wandel & Goltermann Technologies, Inc. *                     72
    26,400  Wang Laboratories, Inc. *                                   468
                                                                    -------
                                                                      6,097
                                                                    -------

            CREDIT INSTITUTIONS - 0.8%
     8,400  DVI, Inc. *                                                  93
     7,945  Fund American Enterprises Holdings, Inc.                    811
    10,600  JSB Financial, Inc.                                         451
    16,000  Ryland Group, Inc.                                          188
                                                                    -------
                                                                      1,543
                                                                    -------
            ELECTRICAL SERVICES - 2.4%
     5,800  Bangor Hydro-Electric Co.                                    35
     8,600  BayCorp Holdings Ltd. *                                      71
    18,600  Central Hudson Gas & Electric Corp.                         611
    33,600  Central Maine Power Co.                                     357
    11,800  Central Vermont Public Service Corp.                        125
    21,700  Eastern Utilities Association                               391
     4,700  Green Mountain Power Corp.                                  109
     9,800  Interstate Power Co.                                        285
    14,500  Orange and Rockland Utilities, Inc.                         513
    42,700  Public Service Co. of New Mexico                            737
    21,600  Sierra Pacific Resources                                    635
    13,000  TNP Enterprises, Inc.                                       278
    15,000  United Illuminating Co.                                     392
     3,800  Unitil Corp.                                                 76
     3,000  Upper Penninsula Energy Corp.                                55
                                                                    -------
                                                                      4,670
                                                                    -------


SCHEDULES OF INVESTMENTS MARCH 31, 1997

SMALL CAP FUND (continued)

Number                                                                Value
of Shares                                                            (000s)
---------                                                            ------
            ELECTRONICS AND ELECTRICAL EQUIPMENT - 5.9%
     7,700  Aeroflex, Inc. *                                          $  27
    14,900  Amtech Corp. *                                               93
    10,500  ANADIGICS, Inc. *                                           284
     7,700  Ansaldo Signal N.V. *                                        52
    39,300  ANTEC Corp. *                                               309
    18,800  Applied Magnetics Corp. *                                   531
     4,400  Aydin Corp. *                                                49
     5,200  Bel Fuse, Inc. *                                             63
     2,600  Benchmark Electronics, Inc. *                                76
    17,400  Brown Group, Inc.                                           289
    16,000  California Microwave, Inc. *                                230
    24,500  Canadian Marconi Co. *                                      322
    11,700  Compression Laboratories, Inc. *                             23
     5,500  CTS Corp.                                                   281
    28,100  Dallas Semiconductor Corp.                                  745
     2,900  Davel Communications Group, Inc. *                           45
    13,000  Digital Sound Corp. *                                        17
    12,200  DII Group, Inc. *                                           300
     3,100  Dynamics Corporation of America                             118
     9,025  Electromagnetic Sciences, Inc. *                            168
     8,900  Evans & Sutherland Computer Corp. *                         220
     8,400  Exar Corp. *                                                137
    30,300  Executone Information Systems, Inc. *                        81
     8,600  Exide Electronics Group, Inc. *                              94
    23,500  FSI International, Inc. *                                   264
     7,600  Fusion Systems Corp. *                                      181
     4,400  Galileo Electro-Optics Corp. *                               24
    20,800  General Datacomm Industries, Inc. *                         138
    12,800  Genlyte Group, Inc. *                                       139
    16,500  Hutchinson Technologies, Inc. *                             470
     5,800  IEC Electronics Corp. *                                      46
     2,300  Industrial Scientific Corp. *                                37
     6,700  Intermedia Communications, Inc. *                           111
     9,600  Jabil Circuit, Inc. *                                       433
    10,200  Kopin Corp. *                                               142
     8,600  Kuhlman Corp.                                               200
    21,700  MagneTek, Inc. *                                            350
     8,600  Micronics Computers, Inc. *                                  20
     7,300  National Presto Industries, Inc.                            262
     7,200  Netrix Corp. *                                               19
    21,500  Park Electrochemical Corp.                                  492
    26,100  Pioneer Standard Electronics, Inc.                          333
    22,300  Pittencrieff Communications, Inc. *                          79
     7,350  Pittway Corp.                                               356
     6,800  Powell Industries, Inc. *                                    90

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                           ------
            ELECTRONICS AND ELECTRICAL
            EQUIPMENT - 5.9% (CONT'D.)
     8,100  QMS, Inc. *                                             $    33
     3,400  Quality Semiconductor, Inc. *                                26
     8,700  Quickturn Design Systems, Inc. *                            139
     5,000  Reptron Electonics, Inc. *                                  102
     3,500  Robinson Nugent, Inc.                                        17
    15,600  Royal Appliance Manufacturing Co. *                          90
    31,200  Silicon Valley Group, Inc. *                                671
     3,800  Siliconix, Inc. *                                            93
    13,400  Standard Motor Products, Inc.                               176
     8,000  Stanford Telecommunications, Inc. *                         134
     8,100  Telco Systems, Inc. *                                        89
    10,400  Thomas Industries, Inc.                                     244
    19,400  United Industrial Corp.                                     138
     5,400  Universal Electronics, Inc. *                                24
    16,100  Valence Technology, Inc. *                                  102
     3,200  Vertex Communications Corp. *                                68
    16,700  Windmere Corp.                                              236
    12,800  Wyle Electronics                                            430
                                                                    -------
                                                                     11,552
                                                                    -------

            FOOD AND BEVERAGES - 1.2%
     5,600  Bertuccis, Inc. *                                            33
     2,900  Genesee Corp., Class B                                      117
     9,400  Golden Poultry Co., Inc.                                    120
     7,100  J&J Snack Foods Corp. *                                      91
    19,600  Michael Foods, Inc.                                         203
     9,500  Midwest Grain Products, Inc.                                114
     9,900  Orange-co, Inc. *                                            77
    25,300  Pilgrims Pride Corp.                                        240
    11,000  Riviana Foods, Inc.                                         190
    28,400  Rykoff-Sexton, Inc.                                         501
    13,750  Sanderson Farms, Inc.                                       225
     5,800  Sanfilippo (John B.) & Son, Inc. *                           34
     1,000  Seaboard Corp.                                              250
     7,800  Stokely U.S.A., Inc. *                                       10
     4,800  Thorn Apple Valley, Inc. *                                   77
    17,900  WLR Foods, Inc.                                             174
                                                                    -------
                                                                      2,456
                                                                    -------

            FOOD AND MANUFACTURING - 0.4%
     8,265  Chock Full O'Nuts Corp. *                                    49
     1,900  Farmer Bros. Co.                                            257
    10,100  Imperial Holly Corp. *                                      119
    11,700  Morningstar Group, Inc. *                                   225


SCHEDULES OF INVESTMENTS MARCH 31, 1997

SMALL CAP FUND (continued)

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                          -------
            FOOD AND MANUFACTURING - 0.4% (CONT'D.)
    17,000  Savannah Foods & Industries, Inc.                       $   223
    13,640  Zapata Corp. *                                               56
                                                                    -------
                                                                        929
                                                                    -------

            FURNITURE AND FIXTURES - 1.1%
    13,800  Bassett Furniture Industries, Inc.                          331
    12,600  Ethan Allen Interiors, Inc. *                               548
     6,800  Flexsteel Industries, Inc.                                   82
     4,850  Knape & Vogt Manufacturing Co.                               79
    20,100  La-Z-Boy Chair Co.                                          688
     3,300  LADD Furniture, Inc.                                         48
    17,400  O'Sullivan Industrial Holdings, Inc. *                      220
     3,100  Pulaski Furniture Corp.                                      51
     6,000  Virco Manufacturing Corp.                                    97
     6,200  Winsloew Furniture, Inc. *                                   54
                                                                    -------
                                                                      2,198
                                                                    -------

            GENERAL BUILDING CONTRACTORS - 1.8%
     5,100  Amrep Corp. *                                                20
     5,300  Beazer Homes USA, Inc. *                                     78
     9,100  Cameron Ashley, Inc. *                                      124
     4,600  Christiana Cos., Inc. *                                     155
     7,300  Continental Homes Holding Corp.                             121
    14,600  Engle Homes, Inc.                                           124
    39,700  Kaufman & Broad Home Corp.                                  526
    26,800  Lennar Corp.                                                657
    20,000  M.D.C. Holdings, Inc.                                       185
     8,100  M/I Schottenstein Homes, Inc. *                              83
    19,200  Morrison Knudsen Corp. *                                    202
    10,600  Nortek, Inc. *                                              208
     4,100  Perini Corp. *                                               29
    20,600  Schuler Homes, Inc. *                                       113
    30,300  Standard-Pacific Corp.                                      189
     9,800  Thor Industries, Inc.                                       229
     3,400  Turner Corp. *                                               41
    11,000  U.S. Home Corp. *                                           279
    17,800  Webb (Del E.) Corp.                                         276
                                                                    -------
                                                                      3,639
                                                                    -------

            GLASS, CLAY AND STONE PRODUCTS - 1.5%
     4,200  Ameron International Corp.                                  209
    25,200  Calmat Co.                                                  444
     8,700  Florida Rock Industries, Inc.                               285
     6,900  Giant Cement Holding, Inc. *                                107

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            GLASS, CLAY AND STONE
            PRODUCTS - 1.5% (CONT'D.)
     6,600  Green (A.P.) Industries, Inc.                          $     59
    29,500  Jannock Ltd.                                                446
    26,600  Justin Industries, Inc.                                     296
     5,800  Puerto Rican Cement Co., Inc.                               166
    18,500  Sola International, Inc. *                                  428
    15,300  Southdown, Inc.                                             525
                                                                    -------
                                                                      2,965
                                                                    -------

            HEALTH SERVICES - 3.9%
     6,300  American Healthcorp, Inc. *                                  72
    14,950  American Homepatient, Inc. *                                333
    16,438  Avatex Corp. *                                               16
    10,015  Block Drug Co., Inc.                                        441
     8,800  Bon-Ton Stores, Inc. *                                       53
     6,800  BRC Holdings, Inc. *                                        226
    22,100  Coastal Physican Group, Inc. *                               41
    25,700  Coram Healthcare Corp. *                                    103
    16,100  Datascope Corp. *                                           294
    15,400  Faulding, Inc. *                                            133
    22,200  GranCare, Inc. *                                            189
    27,600  Haemonetics Corp. *                                         490
     6,000  Health Management, Inc. *                                     2
     6,511  Healthcare Service Group *                                   70
    20,600  Herbalife International, Inc.                               373
    39,900  Isolyser Company, Inc. *                                    190
    44,200  Kinetic Concepts, Inc.                                      630
    20,700  Living Centers of America, Inc. *                           714
       223  Lynx Therapeutics, Inc. *                                     1
     9,900  Matria Healthcare, Inc. *                                    40
     8,200  Maxxim Medical, Inc. *                                      118
    12,300  Mediq, Inc. *                                               100
    17,416  Molecular Biosystems, Inc. *                                159
    65,200  NovaCare, Inc. *                                            791
    16,040  PerSeptive Biosystems, Inc. *                               126
     3,900  Rehabcare Group, Inc. *                                      92
    12,800  Renal Treatment Centers, Inc. *                             288
    15,200  Staff Builders, Inc. *                                       36
    17,000  Summit Care Corp. *                                         227
    50,200  Sun Healthcare Group, Inc. *                                722
    11,400  Transcend Services, Inc. *                                   54
    45,400  Transitional Hospitals Corp. *                              392
    23,200  Unilab Corp. *                                               16
     4,500  United American Healthcare Corp. *                           20
    15,600  Xoma Corp. *                                                 85


SCHEDULES OF INVESTMENTS MARCH 31, 1997

SMALL CAP FUND (continued)

NUMBER                                                                VALUE
OF SHARES                                                            (000S)
----------                                                          -------
            HEALTH SERVICES - 3.9% (CONT'D.)
     5,000  Zoll Medical Corp. *                                   $     46
                                                                    -------
                                                                      7,683
                                                                    -------
            HEAVY CONSTRUCTION - 0.3%
     6,100  Apogee Enterprises, Inc. *                                   22
     9,400  Atkinson (G.F.) Co. *                                        78
     8,300  Banister Foundation, Inc. *                                 100
    18,500  Granite Construction, Inc.                                  381
       688  Valley Systems, Inc.                                          1
                                                                    -------
                                                                        582
                                                                    -------
            INDUSTRIAL INSTRUMENTS - 2.9%
    28,100  Acuson Co. *                                                657
    14,500  Advanced Technology Laboratories, Inc. *                    430
     5,300  Analogic Corp.                                              159
    12,700  Circon Corp. *                                              171
     7,400  Coherent, Inc. *                                            354
    10,900  Core Industries, Inc.                                       158
     6,900  CPAC, Inc. *                                                 82
     9,450  Cubic Corp.                                                 227
    17,400  Daniel Industries, Inc.                                     237
     2,600  Datum, Inc. *                                                38
    10,400  Fisher Scientific International                             459
     4,700  FLIR Systems, Inc. *                                         76
     8,600  Fluke Corp.                                                 382
     7,400  Hach Co.                                                    131
     4,500  IFR System, Inc. *                                           68
     4,500  Instron Corp.                                                55
     3,600  Isco, Inc.                                                   29
     2,400  JPE, Inc. *                                                  17
     2,800  Keithley Instruments, Inc.                                   22
     4,200  Medicus Systems Corp.                                        27
     5,100  Mine Safety Appliances Co.                                  324
     9,000  MTS Systems Corp.                                           198
     7,500  Newport Corp.                                                68
    10,100  Optical Coating Laboratory, Inc.                            100
     4,500  Polymedica Industries, Inc. *                                23
     4,200  Primesource Corp.                                            33
     8,900  Protocol Systems, Inc. *                                     81
       534  Starrett (L.S.) Co., Class B                                 15
    18,800  Sunrise Medical, Inc. *                                     244
     6,800  Tech-Sym Corp. *                                            206
     6,600  TSI, Inc.                                                    62
     8,100  Watkins-Johnson Co.                                         184
    12,800  Woodward Governor Co.                                       348
                                                                    -------
                                                                      5,665
                                                                    -------

Number                                                                Value
of Shares                                                            (000s)
----------                                                          -------
            INSURANCE SERVICES - 6.1%
     4,600  Allcity Insurance Co. *                                 $    32
    16,950  Allied Group, Inc.                                          585
     4,600  American Eagle Group, Inc.                                    7
     3,800  Baldwin & Lyons, Inc., Class B                               66
    10,800  Berkley (W.R.) Corp.                                        551
    15,800  Capital RE Corp.                                            673
    15,400  Capsure Holdings Corp. *                                    187
    37,300  Citizens Corp.                                              919
     3,700  Donegal Group, Inc.                                          86
    11,300  EMC Insurance Group, Inc.                                   133
    16,300  Enhance Financial Services Group, Inc.                      644
    14,528  Financial Security Assurance Holdings Ltd.                  481
    11,400  First American Financial Corp.                              425
    24,140  Fremont General Corp. *                                     679
     5,300  Gryphon Holdings, Inc. *                                     76
    15,284  Guaranty National Corp.                                     269
    14,000  Harleysville Group, Inc.                                    455
     4,200  Home Beneficial Corp., Class B                              160
    15,800  Integon Corp.                                               233
     4,900  Intercargo Corp.                                             47
     6,000  Kansas City Life Insurance Co.                              407
     9,200  Lawyers Title Corp.                                         179
     2,000  Merchants Group, Inc.                                        38
     6,800  Meridian Insurance Group, Inc.                               95
     3,000  Midland Co.                                                 120
     3,800  Nobel Insurance Ltd.                                         50
    11,000  Nymagic, Inc.                                               210
     6,700  Penn Treaty American Corp. *                                174
     8,100  Pioneer Financial Services, Inc.                            204
    15,400  Piper Jaffray Cos., Inc.                                    214
    33,300  Presidential Life Corp.                                     491
     3,520  Professionals Insurance Company
            Management Group *                                           88
    15,900  PXRE Corp.                                                  407
     8,200  RLI Corp.                                                   261
     6,000  Seafield Capital Corp.                                      195
    18,200  Sierra Health Services, Inc. *                              462
    22,500  Sphere Drake Holdings Ltd.                                  214
     6,350  Stewart Information Services Corp.                          131
     7,050  United Fire & Casualty Co.                                  217
    16,600  United Wisconsin Services, Inc.                             427
    12,200  Washington National Corp.                                   340
    18,000  Zenith National Insurance Corp.                             483
                                                                    -------
                                                                     12,115
                                                                    -------


SCHEDULES OF INVESTMENTS MARCH 31, 1997

SMALL CAP FUND (continued)

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            JEWELRY AND PRECIOUS METALS - 0.2%
    19,500  Jan Bell Marketing, Inc. *                              $    41
     9,400  Syratech Corp. *                                            301
                                                                    -------
                                                                        342
                                                                    -------

            LUMBER AND WOOD PRODUCTS - 1.0%
    24,000  Chesapeake Corp.                                            660
     8,800  Fibreboard Corp. *                                          305
    14,700  Ply Gem Industries, Inc.                                    198
    13,900  Pope & Talbot, Inc.                                         191
    10,400  Skyline Corp.                                               228
    17,200  T.J. International, Inc.                                    327
                                                                    -------
                                                                      1,909
                                                                    -------

            MACHINERY - 1.5%
     9,600  Ampco-Pittsburgh Corp.                                      116
     7,800  Astec Industries, Inc. *                                     79
     3,000  Binks Manufacturing Co.                                     118
    13,500  Commercial Intertech Corp.                                  152
     6,000  DT Industries, Inc.                                         158
     7,800  Furon Co.                                                   166
     6,200  Gardner Denver Machinery, Inc. *                            147
     5,000  Gehl Co. *                                                   53
    36,700  Giddings & Lewis, Inc.                                      546
    23,100  Global Industrial Technologies, Inc. *                      398
     8,200  Katy Industries, Inc.                                       128
    19,400  Kulicke & Soffa Industries, Inc. *                          410
     7,000  Lufkin Industries, Inc.                                     151
     7,858  Raymond Corp.                                               218
     3,000  Twin Disc, Inc.                                              71
     2,700  Unit Instruments, Inc. *                                     22
                                                                    -------
                                                                      2,933
                                                                    -------

            MANUFACTURING-GENERAL - 1.0%
     3,800  Applied Science & Technology, Inc. *                         37
     6,800  Bairnco Corp.                                                48
    10,000  Chemed Corp.                                                361
     9,300  Elcor Corp.                                                 238
     4,200  Fuqua Enterprises, Inc. *                                    96
    10,000  Hunt Manufacturing Co.                                      178
     4,300  LaCrosse Footwear, Inc.                                      53
     6,800  Oil-Dri Corporation of America                              111
    10,900  Samsonite Corp. *                                           471
     8,000  Superior Surgical Manufacturing Co., Inc.                   104
       990  Zimmerman Sign Co. *                                          3
    11,800  Zurn Industries, Inc.                                       286
                                                                    -------
                                                                      1,986
                                                                    -------

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            METAL PRODUCTS - 0.8%
     4,800  Applied Industrial Technology, Inc.                     $   168
     5,500  Fansteel, Inc. *                                             37
     2,600  General Housewares Corp.                                     25
     6,900  Hardinge, Inc.                                              179
     3,800  International Aluminum Corp.                                 96
     7,100  Maverick Tube Corp. *                                       126
    10,900  Olympic Steel, Inc. *                                       185
     4,500  Pitt-Des Moines, Inc.                                       132
     5,600  Shaw Group, Inc. *                                          128
     3,700  SPS Technologies, Inc. *                                    250
     5,950  Varlen Corp.                                                116
    26,603  WHX Corp. *                                                 180
                                                                    -------
                                                                      1,622
                                                                    -------

            MINING - 2.0%
   101,400  Amax Gold, Inc. *                                           684
    13,500  Ashland Coal, Inc.                                          331
     7,000  Basin Exploration, Inc. *                                    48
   125,900  Campbell Resources, Inc. *                                   94
    11,300  Cleveland Cliffs, Inc.                                      477
    21,900  Coeur D'Alene Mines Corp.                                   356
    51,100  Hecla Mining Co. *                                          300
    17,300  HS Resources, Inc. *                                        199
    71,500  Meridian Gold, Inc. *                                       331
    12,600  MK Gold Co. *                                                22
    18,301  Nord Resources Corp. *                                       69
    42,000  Pegasus Gold, Inc. *                                        341
     4,200  Penn Virginia Corp.                                         186
   143,300  Royal Oak Mines, Inc. *                                     457
    22,000  Vista Gold Corp. *                                           19
     6,938  Zemex Corp. *                                                47
                                                                    -------
                                                                      3,961
                                                                    -------

            MISCELLANEOUS INVESTING INSTITUTIONS - 1.4%
    10,900  Acceptance Insurance Cos., Inc. *                           203
     5,190  Cenfed Financial Corp.                                      173
     9,178  CFX Corp.                                                   155
     3,300  Dime Financial Corp.                                         59
     5,200  FFY Financial Corp.                                         133
     7,600  First Essex Bancorp, Inc.                                   112
     4,800  First Liberty Financial Corp.                               102
     4,500  First Northern Capital Corp.                                 86
     1,800  First State Corp.                                            53
     4,000  Indiana Federal Corp.                                       105
       900  Lynch Corp. *                                                87


SCHEDULES OF INVESTMENTS MARCH 31, 1997

SMALL CAP FUND (CONTINUED)

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            MISCELLANEOUS INVESTING
            INSTITUTIONS - 1.4% (CONT'D.)
     4,700  Norwich Financial, Inc.                                 $    88
    15,700  RCSB Financial, Inc.                                        471
     8,200  Security-Connecticut Corp.                                  370
     6,100  St. Francis Capital Corp.                                   180
     6,500  T R Financial Corp.                                         236
     3,900  Westerfed Financial Corp.                                    78
                                                                    -------
                                                                      2,691
                                                                    -------

            NATURAL GAS TRANSMISSION - 1.0%
     2,300  EnergyNorth, Inc.                                            50
    11,500  NUI Corp.                                                   237
     3,700  Pennsylvania Enterprises, Inc.                              166
     9,500  Piedmont Natural Gas Co.                                    219
     5,700  Providence Energy Corp.                                     101
    10,950  Southern Union Co. *                                        250
    26,600  Southwest Gas Corp.                                         462
    32,000  Western Gas Resources, Inc.                                 577
                                                                    -------
                                                                      2,062
                                                                    -------

            OIL AND GAS - 3.1%
     3,010  American Exploration Co. *                                   34
     4,300  Atwood Oceanics, Inc. *                                     267
    11,400  Belden & Blake Corp. *                                      295
     5,900  Callon Petroleum Co. *                                       95
    12,100  Chieftain International, Inc. *                             240
     6,200  Cliffs Drilling Co. *                                       368
     9,200  Connecticut Energy Corp.                                    206
     3,000  Crystal Oil Co. *                                           104
     4,200  Edisto Resources Corp. *                                     41
     2,200  GulfMark InternationaI, Inc. *                              147
     3,200  Howell Corp.                                                 44
    27,100  Marine Drilling Cos., Inc. *                                481
     6,200  Norex America, Inc. *                                       284
    98,900  Numac Energy, Inc. *                                        433
     6,800  PetroCorp, Inc. *                                            58
    18,800  Pool Energy Services Co. *                                  277
   102,000  Ranger Oil Ltd.                                             969
    14,100  RPC, Inc. *                                                 203
     4,700  Serv-Tech, Inc. *                                            26
    31,500  Snyder Oil Corp.                                            508
    16,500  Stolt Comex Seaway S.A. *                                   334
     4,640  Swift Energy Co. *                                          110
    12,000  Tuboscope Vetco International Corp. *                       164
    13,600  Unit Corp. *                                                122

Number                                                                Value
of Shares                                                            (000s)
---------                                                          --------
            OIL AND GAS - 3.1% (CONT'D.)
     9,700  USX-Delhi Group                                         $   133
     8,700  Wiser Oil Co.                                               153
                                                                    -------
                                                                      6,096
                                                                    -------

            PAPER PRODUCTS - 0.1%
     5,300  Nashua Corp. *                                               64
    11,900  Paragon Trade Brands, Inc. *                                199
                                                                    -------
                                                                        263
                                                                    -------

            PERSONAL SERVICES - 0.8%
     5,500  Bally's Grand, Inc. *                                       204
     6,000  Boomtown, Inc. *                                             43
     9,700  Harveys Casino Resorts                                      147
    19,900  Marcus Corp.                                                435
    19,500  President Casino's, Inc. *                                   14
    22,300  Prime Hospitality Corp. *                                   348
    21,200  Rio Hotel & Casino *                                        297
     8,200  Sholodge, Inc. *                                            105
                                                                    -------
                                                                      1,593
                                                                    -------

            PETROLEUM PRODUCTS - 0.5%
    11,500  Coho Energy, Inc. *                                          83
     3,300  Crown Central Petroleum Corp., Class B *                     40
    66,600  E-Z Serve Corp. *                                            58
    11,500  Giant Industries, Inc.                                      142
    25,900  Tesoro Petroleum Corp. *                                    272
    33,600  Total Petroleum (North America) Ltd.                        353
                                                                    -------
                                                                        948
                                                                    -------

            PRINTING AND PUBLISHING - 1.6%
    14,200  American Business Products, Inc.                            341
    17,600  Bowne & Co., Inc.                                           477
    10,000  CSS Industries, Inc. *                                      299
    16,300  Gibson Greetings, Inc. *                                    338
    13,600  Golden Books Family Entertainment, Inc. *                   126
    11,400  Graphic Industries, Inc.                                    131
    25,200  Standard Register Co.                                       825
     3,200  T/SF Communications Corp. *                                  86
    28,750  World Color Press, Inc. *                                   586
                                                                    -------
                                                                      3,209
                                                                    -------

            PROFESSIONAL SERVICES - 4.6%
    39,700  Allwaste, Inc. *                                            328
    16,700  Banyan Systems, Inc. *                                       34


SCHEDULES OF INVESTMENTS MARCH 31, 1997

SMALL CAP FUND (continued)

Number                                                                Value
of Shares                                                            (000s)
---------                                                            ------
            PROFESSIONAL SERVICES - 4.6% (CONT'D.)
    12,200  BE Aerospace, Inc. *                                       $299
    37,200  Borland International, Inc. *                               265
     9,000  Cerplex Group, Inc. *                                         3
     2,000  Comnet Corp. *                                               17
     4,800  Computer Data Systems, Inc.                                 145
     6,100  Cyberonics, Inc. *                                           31
    10,500  Cyrk, Inc. *                                                129
     3,800  Dataware Technologies Co. *                                  14
     6,800  Encore Wire Corp. *                                         124
     7,100  Envoy Corp. *                                               166
    23,400  Gerber Scientific, Inc.                                     363
       900  Grey Advertising, Inc.                                      242
    10,700  Group Technologies Corp. *                                   11
    27,600  Information Resources, Inc. *                               373
    23,600  Integrated Health Services, Inc.                            690
    19,900  Interim Services, Inc. *                                    774
     9,200  Interleaf, Inc. *                                            14
     5,600  Isomedix, Inc. *                                             71
    25,000  Kenetech Corp. *                                              1
     9,000  Labone, Inc.                                                149
     7,300  Lasermaster Technologies, Inc. *                             28
     4,300  MTL, Inc. *                                                 104
    28,070  National Auto Credit, Inc. *                                260
    10,400  Netframe Systems, Inc. *                                     18
    15,400  Network Computing Devices, Inc. *                           164
    27,000  OHM Corp. *                                                 213
     9,700  ParcPlace-Digitalk, Inc. *                                   15
    13,400  Pharmaceutical Marketing Services, Inc. *                   131
     8,600  Pinkerton's, Inc. *                                         221
    27,700  Primark Corp. *                                             658
     9,400  Prime Medical Services, Inc. *                               92
    10,900  Protein Design Laboratories, Inc. *                         327
    20,200  Retix Co. *                                                  80
    47,000  Rollins Truck Leasing Corp.                                 623
    26,500  Santa Cruz Operation, Inc. *                                166
     6,700  State of the Art, Inc. *                                     65
     8,700  Syquest Technology, Inc. *                                   22
    16,300  Telxon Corp.                                                249
     3,600  Treadco, Inc.                                                32
    10,300  Tricord Systems, Inc. *                                       6
     3,000  Union Corp. *                                                65
    10,800  Viewlogic Systems, Inc. *                                   151
     6,200  Volt Information Sciences, Inc. *                           294
     9,900  Walker Interactive Systems *                                123
     9,300  Wall Data, Inc. *                                           148

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            PROFESSIONAL SERVICES - 4.6% (CONT'D.)
     5,300  White River Corp. *                                     $   357
    11,800  Xircom Co. *                                                177
                                                                    -------
                                                                      9,032
                                                                    -------

            PROFESSIONAL SPORTS - 0.2%
    30,400  Ascent Entertainment Group, Inc. *                          323
                                                                    -------

            REAL ESTATE - 0.6%
     8,700  Ambassador Apartments, Inc.                                 218
     6,400  Avatar Holdings, Inc. *                                     215
     2,300  Cardinal Realty Services, Inc. *                             62
     5,000  Felcor Suite Hotels, Inc.                                   184
    15,100  NVR, Inc. *                                                 228
    16,100  Winston Hotels, Inc.                                        207
                                                                    -------
                                                                      1,114
                                                                    -------

            RECREATIONAL - 0.6%
     9,800  Cinergi Pictures Entertainment, Inc. *                       13
     5,900  Coastcast Corp. *                                            77
     7,500  Lodgenet Entertainment Corp. *                               79
    17,107  Mattel, Inc.                                                411
     5,200  Meridian Sports, Inc. *                                       5
    20,100  Outboard Marine Corp.                                       254
    15,200  Showboat, Inc.                                              300
     7,000  Video Lottery Technologies, Inc. *                           34
                                                                    -------
                                                                      1,173
                                                                    -------

            RECREATIONAL SERVICES - 0.9%
     3,500  AMC Entertainment, Inc. *                                    68
    13,800  American Classic Voyages Co.                                141
     5,600  American Recreation Centers, Inc.                            46
    45,900  Aztar Corp. *                                               327
     5,500  Carmike Cinemas, Inc. *                                     157
   180,000  Cineplex Odeon Corp. *                                      270
     8,500  GC Cos., Inc. *                                             334
    18,000  Hollywood Park, Inc. *                                      232
     8,300  Iwerks Entertainment, Inc. *                                 38
     9,300  Jackpot Enterprises, Inc.                                    93
     7,800  Mikohn Gaming Corp.                                          34
    13,600  Starsight Telecast Co. *                                     96
                                                                    -------
                                                                      1,836
                                                                    -------

            RESEARCH AND CONSULTING SERVICES - 1.0%
        99  Alpha 1 Biomedicals, Inc. *                                   0
    15,200  Cell Genesys, Inc. *                                         93


SCHEDULES OF INVESTMENTS MARCH 31, 1997

SMALL CAP FUND (continued)

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            RESEARCH AND CONSULTING
            SERVICES - 1.0% (CONT'D.)
     3,100  Continental Can, Inc. *                                 $    49
    21,500  Dames & Moore, Inc.                                         280
     4,300  Failure Group, Inc. *                                        20
    11,900  Nichols Research Corp. *                                    196
    22,700  Oncogene Science, Inc. *                                    145
    36,300  Scios, Inc. *                                               247
    10,500  SpaceLabs Medical, Inc. *                                   211
    14,900  Stone & Webster, Inc.                                       548
     4,500  Tracor, Inc. *                                              105
     6,483  URS Corp. *                                                  64
                                                                    -------
                                                                      1,958
                                                                    -------
            RETAIL - 6.8%
    16,400  Aldila, Inc. *                                               77
    26,000  AnnTaylor Stores Corp. *                                    530
    14,200  Baker (J.), Inc.                                            128
     8,600  Bell Microproducts, Inc. *                                  105
    23,300  Best Products, Inc. *                                         0
    11,500  Bindley Western Industries, Inc.                            216
     9,900  Blair Corp.                                                 157
     5,000  Brookstone, Inc. *                                           46
     6,800  Brothers Gourmet Coffees, Inc. *                             18
    53,600  Burlington Coat Factory Warehouse Co. *                     965
     6,800  Buttrey Food & Drug Stores Co. *                             67
    34,200  BT Office Products International, Inc. *                    265
    10,900  Caldor Corp. *                                               22
     7,606  Carr-Gottstein Foods Co. *                                   38
    15,100  Carson Pirie Scott & Co. *                                  466
    29,000  Cash America International, Inc.                            283
     5,000  Catherines Stores Corp. *                                    24
   107,100  Charming Shoppes, Inc. *                                    576
     6,600  Chart House Enterprises, Inc. *                              35
    52,900  Checkers Drive-In Restaurants, Inc. *                        79
     3,600  Crown Books Corp. *                                          43
     6,100  Davco Restaurants, Inc. *                                    58
     7,300  Delchamps, Inc.                                             176
    12,000  Designs, Inc. *                                              68
    22,400  Dress Barn, Inc. *                                          378
     8,500  Drug Emporium, Inc. *                                        41
    17,700  Duty Free International, Inc.                               259
    15,400  Eagle Hardware & Garden, Inc. *                             277
    14,500  Edison Brothers Stores, Inc. *                                8
    18,100  Egghead, Inc. *                                              81
     8,000  Ernst Home Center, Inc. *                                     0
     3,900  Fabri-Centers of America, Inc., Class A *                    73

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            RETAIL - 6.8% (CONT'D.)
     3,900  Fabri-Centers of America, Inc., Class B *               $    71
    20,700  Filene's Basement Corp. *                                   140
    47,500  Fingerhut Cos., Inc.                                        665
     7,341  Frisch's Restaurants, Inc.                                  108
    32,500  Furniture Brands International, Inc. *                      488
    24,504  General Host Corp. *                                         89
    14,000  Good Guys, Inc. *                                            96
     8,000  Gottschalks, Inc. *                                          46
    17,000  Grossmans, Inc. *                                             4
     8,700  Haggar Corp.                                                122
     8,800  Haverty Furniture, Inc.                                     101
     8,800  Helen of Troy Ltd. *                                        209
     8,300  Hi-Lo Automotive, Inc. *                                     29
     7,655  Hills Stores Co. *                                           33
     8,500  Intertan, Inc. *                                             34
     4,800  Jacobson Stores, Inc.                                        36
    19,500  Jumbosports, Inc. *                                         107
     4,900  Krystal Co. *                                                25
    16,500  Lechters, Inc. *                                             60
     9,700  Lillian Vernon Corp.                                        136
    23,500  Michaels Stores, Inc. *                                     432
    24,900  Musicland Stores Corp. *                                     31
     6,500  Noodle Kidoodle, Inc. *                                      20
     8,100  One Price Clothing Stores, Inc. *                            33
     3,700  Oshman's Sporting Goods, Inc. *                              17
    15,800  Payless Cashways, Inc. *                                     30
    10,500  Piccadilly Cafeterias, Inc.                                  95
    10,100  Rally's Hamburgers, Inc. *                                   37
    50,000  Ryan's Family Steak Houses, Inc. *                          391
     3,200  Schultz Sav-o Stores, Inc.                                   54
     3,300  Seaman Furniture, Inc. *                                     63
     8,400  Shoe Carnival, Inc. *                                        43
    32,800  Shopko Stores, Inc.                                         492
     7,950  Showbiz Pizza Time, Inc. *                                  139
    20,000  Sizzler International, Inc. *                                50
     4,725  Smith's Food & Drug Centers, Inc., Class B                  162
     4,400  Sport Supply Group, Inc. *                                   26
    16,500  Stant Corp.                                                 241
     4,500  Strawbridge & Clothier, Class A                              79
    11,300  Sun Television & Appliance, Inc.                             23
     8,200  Swiss Army Brands, Inc. *                                   103
    17,200  Syms Corp. *                                                157
    16,300  Taco Cabana, Inc., Class A *                                 75
     9,400  Tandycrafts, Inc. *                                          40
    25,500  TCBY Enterprises, Inc.                                      137


SCHEDULES OF INVESTMENTS MARCH 31, 1997

SMALL CAP FUND (continued)

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            RETAIL - 6.8% (CONT'D.)
    13,100  TPI Enterprises, Inc. *                                 $     2
     5,800  Trak Auto Corp. *                                            62
     7,900  United Retail Group, Inc. *                                  36
     7,720  United Stationers, Inc. *                                   154
    30,800  Value City Department Stores, Inc. *                        253
    17,200  Venture Stores, Inc. *                                       33
     9,300  Vicorp Restaurants, Inc. *                                  118
    34,300  Waban, Inc. *                                               955
     4,600  Wolohan Lumber Co.                                           55
    36,000  Zale Corp. *                                                661
                                                                    -------
                                                                     13,457
                                                                    -------

            RUBBER AND PLASTICS - 0.7%
    27,400  ACX Technologies, Inc. *                                    527
    10,200  Blessings Corp.                                             101
     5,000  China Tire Holdings Ltd.                                     39
     4,840  Essef Corp. *                                                97
    10,800  Gundle/SLT Environmental, Inc. *                             81
    11,600  Sealright Co., Inc.                                         120
     9,550  Tredegar Industries, Inc.                                   386
     8,400  Uniroyal Technology Corp. *                                  24
     5,400  Versa Technologies, Inc.                                     73
                                                                    -------
                                                                      1,448
                                                                    -------

            SANITARY SERVICES - 0.4%
     3,800  Allied Waste Industries, Inc. *                              30
     5,200  American Ecology Corp. *                                      8
     8,426  Fluor Daniel GTI, Inc. *                                     63
     6,675  International Technology Corp. *                             46
    10,500  Kaiser Ventures, Inc. *                                     108
     8,900  Layne Christensen Co. *                                     142
    16,100  Mid-American Waste Systems, Inc. *                            0
    36,608  Omega Environmental, Inc. *                                  30
    60,700  Rollins Environmental Services, Inc. *                      167
     6,300  Sevenson Environmental Services, Inc. *                      96
     4,600  TRC Cos., Inc. *                                             18
                                                                    -------
                                                                        708
                                                                    -------

            SERVICE INDUSTRY MACHINERY - 0.3%
     5,400  Edelebrock Corp. *                                          103
     3,600  ICO, Inc. *                                                  21
     8,700  Mestek, Inc. *                                              141
     9,200  Scotsman Industries, Inc.                                   258
                                                                    -------
                                                                        523
                                                                    -------

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            SOCIAL SERVICES - 0.6%
     4,400  Arbor Health Care Co. *                                 $   112
     9,300  Berlitz International, Inc. *                               208
    29,600  Mariner Health Group, Inc. *                                261
    19,000  National Education Corp. *                                  240
    37,000  Physician Corporation of America *                          171
    17,000  Regency Health Services, Inc. *                             180
                                                                    -------
                                                                      1,172
                                                                    -------

            STEEL PRODUCTS - 3.1%
    11,900  Acme Metals, Inc. *                                         186
     8,000  Amcast Industrial Corp.                                     187
    31,000  Birmingham Steel Corp.                                      543
    16,100  Brush Wellman, Inc.                                         292
    25,200  Chaparral Steel Co.                                         309
     4,900  Curtiss-Wright Corp.                                        262
     7,800  Gibraltar Steel Corp.                                       156
    14,200  Handy & Harman Co.                                          213
     4,950  Independence Holding Co.                                     35
     8,600  Insteel Industries, Inc.                                     70
     3,100  Laclede Steel Co. *                                          13
    15,400  Lone Star Technologies, Inc. *                              293
    14,700  Lukens, Inc.                                                248
    15,900  Mueller Industries, Inc. *                                  622
     6,100  National Steel Corp., Class B *                              47
     3,900  New Jersey Steel Corp. *                                     20
     7,000  Oregon Metallurgical Corp. *                                126
    25,400  Oregon Steel Mills, Inc.                                    441
    13,200  Quanex Corp.                                                332
    10,500  Reliance Steel & Aluminum Co.                               310
     7,850  Roanoke Electric Steel Corp.                                116
    12,700  Shiloh Industries, Inc. *                                   181
     4,600  Steel of West Virginia, Inc. *                               30
    12,500  Steel Technologies, Inc.                                    141
    22,800  Texas Industries, Inc.                                      627
    12,800  Tyler Corp. *                                                20
    33,700  UNR Industries, Inc.                                        252
    43,600  Weirton Steel Corp. *                                       119
                                                                    -------
                                                                      6,191
                                                                    -------

            TEXTILES - 1.2%
     9,400  Angelica Corp.                                              173
     5,100  Chemfab Corp. *                                              92
     7,400  Crown Crafts, Inc.                                           85
    24,400  Delta Woodside Industries, Inc.                             162
    11,400  Dixie Yarns, Inc. *                                          73


SCHEDULES OF INVESTMENTS MARCH 31, 1997

SMALL CAP FUND (continued)

Number                                                                Value
of Shares                                                            (000s)
---------                                                          --------
            TEXTILES - 1.2% (CONT'D.)
    10,400  Dyersburg Corp.                                        $     75
     6,000  Fab Industries, Inc.                                        168
     9,400  Fieldcrest Cannon, Inc. *                                   149
    29,500  Griffon Corp. *                                             354
    14,600  Guilford Mills, Inc.                                        440
     6,300  Johnstown American Industries, Inc. *                        20
     4,500  Oneita Industries, Inc. *                                     6
    30,000  Tultex Corp. *                                              233
    13,300  Unifirst Corp.                                              259
    11,500  Worldtex, Inc. *                                             80
                                                                    -------
                                                                      2,369
                                                                    -------

            TOBACCO PRODUCTS - 0.3%
     3,800  American Filtrona Corp.                                     167
     4,500  Culbro Corp. *                                              422
                                                                    -------
                                                                        589
                                                                    -------

            TRANSPORTATION PARTS AND EQUIPMENT - 2.9%
    18,400  AAR Corp.                                                   552
    23,000  Arvin Industries, Inc.                                      538
    14,400  Avondale Industries, Inc. *                                 248
    13,100  Brilliance China Automotive Holdings Ltd.                    72
     5,300  Durakon Industries, Inc. *                                   60
    10,900  Excel Industries, Inc.                                      222
    35,800  Federal-Mogul Corp.                                         882
    14,000  Greenbrier, Inc.                                            126
    13,700  Huffy Corp.                                                 188
    26,550  Interpool, Inc.                                             408
     6,600  Molecular Dynamics, Inc. *                                   97
    16,700  MotivePower Industries, Inc. *                              182
    31,500  Orbital Sciences Corp. *                                    434
     5,200  R & B, Inc. *                                                39
    25,800  Rohr, Inc. *                                                445
     8,300  SPX Corp.                                                   377
    17,200  Standard Products Co.                                       400
     7,800  Todd Shipyards Corp. *                                       43
    18,500  UNC, Inc. *                                                 264
     8,900  Walbro Corp.                                                157
                                                                    -------
                                                                      5,734
                                                                    -------

            TRANSPORTATION SERVICES - 4.4%
    22,500  Airborne Freight Corp.                                      675
    13,800  Alaska Air Group, Inc. *                                    354
     5,000  Allied Holdings, Inc. *                                      34
    11,600  Amtran, Inc. *                                               97

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            TRANSPORTATION SERVICES - 4.4% (CONT'D.)
     4,900  Anuhco, Inc. *                                          $    37
    27,700  APL Ltd.                                                    582
    20,200  Arkansas Best Corp.                                         104
     3,300  Builders Transport, Inc. *                                   12
     5,500  Celadon Group, Inc. *                                        58
     8,000  Florida East Coast Industries, Inc.                         784
    16,600  Frozen Food Express Industries, Inc.                        156
     2,500  FRP Properties, Inc. *                                       63
     4,900  Great Lakes Aviation Ltd. *                                   6
    58,400  Greyhound Lines, Inc. *                                     248
    15,900  Harper Group Co.                                            348
    38,800  Hunt (J.B.) Transportation Services, Inc.                   538
     3,125  International Shipholding Corp.                              54
     3,300  KLLM Transport Services, Inc. *                              36
    12,100  M.S. Carrier Co. *                                          205
     8,200  Maritrans, Inc.                                              50
     1,900  Marten Transport Ltd. *                                      24
     5,700  Matlack Systems, Inc. *                                      36
    30,300  Mesa Airlines, Inc. *                                       185
    18,600  Offshore Logistics, Inc. *                                  298
     3,000  Oglebay Norton Co.                                          123
     6,400  Old Dominion Freight Line, Inc. *                            79
    43,600  OMI Corp. *                                                 425
    37,050  Overseas Shipholding Group, Inc.                            634
     6,200  PS Group, Inc. *                                             87
     9,000  Railtex, Inc. *                                             150
    10,500  Skywest, Inc.                                               137
    14,500  Tower Air, Inc.                                              40
     3,700  Trism, Inc. *                                                12
    25,800  USFreightways Corp.                                         667
    38,850  Werner Enterprises, Inc.                                    727
    28,700  Yellow Corp. *                                              534
                                                                    -------
                                                                      8,599
                                                                    -------

            WATER SUPPLY - 0.8%
     6,600  Aquarian Co.                                                180
     4,200  California Water Service Co.                                164
     9,100  Consumers Water Co.                                         152
     7,300  E'Town Corp.                                                222
     3,200  SJW Corp.                                                   159
     7,600  Southern California Water Co.                               167
    35,268  United Water Resources, Inc.                                604
                                                                    -------
                                                                      1,648
                                                                    -------



SCHEDULES OF INVESTMENTS MARCH 31, 1997

SMALL CAP FUND (continued)

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            WHOLESALE - 3.3%
     4,600  AM International, Inc. *                                $    17
     4,600  Atchison Casting Corp. *                                     89
    19,400  Banner Aerospace, Inc. *                                    146
     9,656  Bell Industries, Inc. *                                     174
    11,400  BMC West Corp. *                                            131
    15,400  Commercial Metals Co.                                       441
     8,000  Cygne Designs, Inc. *                                         5
     5,900  Deckers Outdoor Corp. *                                      41
    18,300  Ekco Group, Inc.                                             92
     8,200  Getty Petroleum Corp.                                       168
    13,400  Graham-Field Health Products, Inc. *                        146
    35,400  Handleman Co. *                                             252
    10,700  Hughes Supply, Inc.                                         349
     9,700  IGEN, Inc. *                                                 51
    34,400  Intelligent Electronics, Inc.                               116
    19,200  International Multifoods Corp.                              394
    18,400  Marshall Industries Co. *                                   580
    21,800  Merisel, Inc. *                                              46
    14,600  Microage, Inc. *                                            197
     7,000  Morgan Products Ltd. Co. *                                   54
    11,100  Nash-Finch Co.                                              212
    11,600  NBTY, Inc. *                                                175
    19,600  Noel Group, Inc. *                                          127
     3,500  Noland Co.                                                   75
    31,700  Owens & Minor, Inc. Holding Co.                             361
    23,800  Pulte Corp.                                                 696
     7,200  Rentrak Corp. *                                              20
    15,700  Rexel, Inc. *                                               285
     9,400  Richardson Electronics Ltd.                                  69
    13,200  Russ Berrie & Co., Inc.                                     309
    16,700  Sciclone Pharmaceuticals, Inc. *                            110
    16,100  Shaman Pharmaceuticals, Inc. *                               83
     4,500  Software Spectrum, Inc. *                                    71
     7,546  Standard Commercial Corp. *                                 135
     8,900  Sullivan Dental Products, Inc.                              130
    10,500  Syncor International Corp. *                                 95
     7,000  Vallen Corp. *                                              109
                                                                    -------
                                                                      6,551
                                                                    -------

            Total Common Stocks
            (cost $171,604)                                         190,775
                                                                    -------


Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            WARRANTS - 0.0%

       255  Millicom American Satellite,
            Exp. 6/30/99 *                                          $     0
        23  Perseptive Biosystem, Inc., Exp. 9/11/03 *                    0
        27  Royce Laboratories, Inc., Exp. 1998 *                         0
        18  Sound Advice, Inc., Exp. 6/14/99 *                            0
        90  Stevens International, Inc., Exp. 10/30/97 *                  0
       240  Unitrode Corp., Exp. 8/21/97 *                                2
        32  Valley Systems, Inc., Exp. 1998 *                             0
        50  Xytronyx, Inc., Class B, Exp. 8/11/01 *                       0
        10  York Resh Corp., Class B, Exp. 5/1/97 *                       0
         6  York Resh Corp., Class C, Exp. 9/30/98 *                      0
                                                                    -------

            Total Warrants
            (cost $0)                                                     2
                                                                    -------

            OTHER - 0.0%

    10,000  Escrow American Medical Electronics, Inc. *                   0
       220  Escrow Millicom, Inc. *                                       0
       300  Escrow Northeast Bancorp, Inc. *                              0
       225  Escrow Statesman Group *                                      0
     1,200  Escrow Takecare, Inc. *                                       0
        51  Jan Bell Marketing, Inc. *                                    0
                                                                    -------

            Total Other
            (cost $0)                                                     0
                                                                    -------

Principal
Amount
(000s)
---------
            SHORT-TERM INVESTMENTS - 3.3%

    $6,063  Banque Brussels Lambert,
            Grand Cayman Islands,
            6.50%, 4/1/97                                             6,063
        99  Societe Generale, Paris, France,
            10.00%, 4/1/97                                               99


SCHEDULES OF INVESTMENTS MARCH 31, 1997

SMALL CAP FUND (continued)

Principal
Amount                                                                Value
(000s)                                                               (000s)
---------                                                          --------
            SHORT-TERM
            INVESTMENTS - 3.3% (CONT'D.)
      $250  U.S. Treasury Bill,
            5.19%, 6/26/97<F1>                                      $   247
                                                                    -------

            Total Short-Term Investments
            (cost $6,409)                                             6,409
                                                                    -------

            Total Investments - 100.0%
            (cost $178,013)                                         197,186

            Liabilities less Other Assets - 0.0%                       (73)
                                                                    -------

            NET ASSETS - 100.0%                                    $197,113
                                                                   ========


OPEN FUTURES CONTRACTS:

                                 Principal                         Unrealized
                    Number of     Amount      Contract   Contract     Loss
Type                Contracts     (000s)      Position     Exp.      (000s)
----------------    ---------     ------     ---------    -----      ------
Russell 2000           15         $2,587       Long        6/97       $178
S&P/Barra Value        15          2,925       Long        6/97        151
                                                                     -----
                                                                      $329
                                                                     =====

<F1> Security pledged as collateral to cover margin requirements for open futures contracts.

See Notes to the Financial Statements.



SCHEDULES OF INVESTMENTS MARCH 31, 1997

INTERNATIONAL GROWTH EQUITY FUND

Number                                                                Value
of Shares                                                            (000s)
---------                                                            ------
            COMMON STOCKS - 92.9%

            ARGENTINA - 0.4%
    25,000  Telefonos de Argentina ADR                              $   734
                                                                    -------

            AUSTRALIA - 3.0%
   700,000  Foster's Brewing Group Ltd.                               1,449
   375,000  News Corp. Ltd.                                           1,749
   270,000  Western Mining Holding Corp. Ltd.                         1,706
                                                                    -------
                                                                      4,904
                                                                    -------

            AUSTRIA - 0.7%
     8,000  VA Technologies A.G.                                      1,185
                                                                    -------

            BRAZIL - 0.7%
    11,000  Telebras ADR                                              1,126
                                                                    -------
            CZECH REPUBLIC - 0.6%
   120,000  Czechoslovakia & Slovak
            Investment Corp.                                          1,030
     8,000  Czechoslovakia & Slovak
            Investment Corp. Warrants                                     6
                                                                    -------
                                                                      1,036
                                                                    -------

            FINLAND - 0.4%
    12,000  Nokia Corp. ADR                                             699
                                                                    -------

            FRANCE - 8.5%
    19,000  Alcatel Alsthom S.A.                                      2,289
    15,000  Cie Generale des Eaux S.A.                                2,039
    22,000  Elf Aquitaine S.A.                                        2,255
    30,000  Lafarge S.A.                                              2,078
    75,000  Lagardere S.C.A.                                          2,425
    19,000  Lyonnaise des Eaux S.A.                                   1,941
    30,000  Rhone-Poulenc S.A., Class A                               1,014
                                                                    -------
                                                                     14,041
                                                                    -------

            GERMANY - 6.7%
    65,000  Commerzbank A.G.                                          1,870
    21,000  Daimler-Benz A.G.                                         1,679
    40,000  Deutsche Telekom A.G. ADR                                   875
    40,000  Deutsche Telekom A.G.                                       918
    45,000  Siemens A.G.                                              2,425
    30,000  VEBA  A.G.                                                1,698
     3,000  Volkswagen A.G.                                           1,658
                                                                    -------
                                                                     11,123
                                                                    -------

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            HONG KONG - 2.5%
   230,000  China Light & Power Co.                                  $1,012
   230,000  Hutchison Whampoa Ltd.                                    1,729
   375,000  Wharf Holdings Ltd.                                       1,435
                                                                    -------
                                                                      4,176
                                                                    -------

            INDIA - 0.4%
    35,000  Videsh Sanchar Nigam Ltd.<F1>                               618
                                                                    -------

            INDONESIA - 0.8%
    50,000  PT Indosat ADR                                            1,338
                                                                    -------

            ITALY - 2.9%
    95,000  Assicurazioni Generali                                    1,663
   350,000  ENI S.p.A.                                                1,778
   300,000  Stet Societa Finanziaria Telefonica S.p.A.                1,311
                                                                    -------
                                                                      4,752
                                                                    -------

            JAPAN - 29.0%
   265,000  Asahi Bank                                                1,665
   100,000  Bank of Tokyo Mitsubishi                                  1,559
    70,000  Canon, Inc.                                               1,498
    21,000  CMK Corp.                                                   207
   100,000  Eisai Ltd.                                                1,712
    20,000  FamilyMart                                                  754
    25,000  Forval Corp.                                                638
   175,000  Fujitsu                                                   1,781
   400,000  Ishikawajima Harima Heavy
            Industries Co. Ltd.                                       1,373
   300,000  Isuzu Motors Ltd.                                         1,102
   375,000  Itochu Corp.                                              1,835
   600,000  Kawasaki Steel Corp.                                      1,745
    50,000  Laox Co.                                                    606
    30,000  Matsumotokiyoshi                                            884
   100,000  Matsushita Electric Industries                            1,559
   190,000  Minebea Co. Ltd.                                          1,581
   110,000  Mitsubishi Estate Co. Ltd.                                1,173
   250,000  Mitsubishi Heavy Industries Ltd.                          1,625
    60,000  Murata Manufacturing Co. Ltd.                             2,152
    15,000  Nichii Gakkan Co.                                           676
   100,000  Nikon Corp.                                               1,308
    23,000  Nintendo Corp. Ltd.                                       1,650
       250  Nippon Telegraph & Telephone Corp.                        1,759
   200,000  Nissan Motor                                              1,203
   800,000  NKK Corp. *                                               1,680
   180,000  Nomura Securities Co. Ltd.                                1,992



SCHEDULES OF INVESTMENTS MARCH 31, 1997

INTERNATIONAL GROWTH EQUITY FUND (continued)
Number                                                                Value
of Shares                                                            (000s)
---------                                                          --------
            JAPAN - 29.0% (CONT'D.)
   175,000  Ricoh Co.                                              $  1,993
    20,000  Sony Corp.                                                1,397
   115,000  Sumitomo Electric Industries                              1,560
   300,000  Sumitomo Marine & Fire Insurance                          1,817
   230,000  Sumitomo Realty & Development Co. Ltd.                    1,546
    55,000  Takeda Chemical Industries                                1,151
    23,000  Tokyo Style Co.                                           1,579
    55,000  Toyota Motor Corp.                                        1,390
                                                                    -------
                                                                     48,150
                                                                    -------

            MALAYSIA - 1.2%
   290,000  Genting Berhad                                            1,965
                                                                    -------

            MEXICO - 1.2%
   700,000  Cifra S.A. ADR                                              931
    20,000  Panamerican Beverages, Inc.                               1,073
                                                                    -------
                                                                      2,004
                                                                    -------

            NETHERLANDS - 3.4%
    11,000  Akzo Nobel N.V.                                           1,580
    39,000  Internationale Nederlanden Group N.V.                     1,537
    30,000  Philips Electronics                                       1,335
     7,000  Royal Dutch Petroleum Co. ADR                             1,225
                                                                    -------
                                                                      5,677
                                                                    -------

            NORWAY - 0.8%
    75,000  Saga Petroleum ASA                                        1,296
                                                                    -------

            PHILIPPINES - 1.1%
 1,800,000  Belle Corp.                                                 573
    20,000  Philippine Long Distance Telephone Co.                    1,198
                                                                    -------
                                                                      1,771
                                                                    -------

            SINGAPORE - 1.8%
   190,000  City Developments Ltd.                                    1,683
   115,000  Development Bank of Singapore Ltd.                        1,337
                                                                    -------
                                                                      3,020
                                                                    -------

            SOUTH AFRICA - 1.3%
    65,000  Nedcor Ltd.                                               1,243
    30,000  South African Breweries Ltd.                                950
                                                                    -------
                                                                      2,193
                                                                    -------

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            SPAIN - 2.3%
    12,000  Banco Santander S.A.                                  $     825
    30,000  Tabacalera S.A., Series A                                 1,502
    20,000  Telefonica de Espana ADR                                  1,435
                                                                    -------
                                                                      3,762
                                                                    -------

            SWEDEN - 2.0%
    50,000  Ericsson (L.M.) Telephone Co. ADR, Class B                1,691
    45,000  Pharmacia & Upjohn, Inc.                                  1,648
                                                                    -------
                                                                      3,339
                                                                    -------

            SWITZERLAND - 3.8%
    19,000  Credit Suisse Group A.G.                                  2,278
     1,300  Novartis A.G.                                             1,612
     7,500  Zurich Versicherungsellschaft A.G.                        2,358
                                                                    -------
                                                                      6,248
                                                                    -------

            TAIWAN - 0.3%
   375,000  Far Eastern Department Stores Ltd.                          554
                                                                    -------

            UNITED KINGDOM - 17.1%
   105,000  Barclays PLC                                              1,760
   275,000  British Telecommunications PLC                            2,012
   325,000  BTR PLC                                                   1,422
   275,000  Cable & Wireless PLC                                      2,228
   400,000  General Electric Co. PLC                                  2,453
    55,000  Glaxo Wellcome PLC ADR                                    1,946
   250,000  Grand Metropolitan PLC                                    2,016
   525,000  Landbroke Group PLC                                       1,940
   600,000  National Grid Group PLC                                   2,064
   210,000  National Westminster Bank PLC                             2,367
   110,000  Pearson PLC                                               1,317
   275,000  Rank Organization PLC                                     1,910
   120,000  RTZ Corp. PLC                                             1,898
   475,000  Tomkins PLC                                               2,125
    20,000  Vodafone Group PLC ADR                                      883
                                                                    -------
                                                                     28,341
                                                                    -------

            Total Common Stocks
            (cost $150,743)                                         154,052
                                                                    -------


SCHEDULES OF INVESTMENTS MARCH 31, 1997

INTERNATIONAL GROWTH EQUITY FUND (continued)

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            OTHER - 1.1%

   115,000  The India Fund, Inc.                                  $     848
    75,000  The Korea Fund, Inc.                                      1,078
                                                                    -------

            Total Other
            (cost $2,051)                                             1,926
                                                                    -------

Principal
Amount
(000s)
---------

            SHORT-TERM INVESTMENTS - 5.2%

    $6,658  Banque Brussels Lambert,
            Grand Cayman Islands,
            6.50%, 4/1/97                                             6,658
     1,980  FHLB Discount Note,
            6.25%, 4/1/97                                             1,980
                                                                    -------

            Total Short-Term Investments
            (cost $8,638)                                             8,638
                                                                    -------


            Total Investments -  99.2%
            (cost $161,432)                                         164,616

            Other Assets less Liabilities - 0.8%                      1,276
                                                                    -------

            NET ASSETS - 100.0%                                    $165,892
                                                                   ========



<F1> Security exempt from registration under Rule 144A of the Securities Act of
     1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1997, the value of this security amounted to approximately $618,000 or 0.4% of net assets.



At March 31, 1997, the International Growth Equity Fund's investments, excluding short-term investments, were diversified as follows:

Industry
Sector
---------
Auto                         2.7%
Basic Industries/Energy     15.6
Capital Goods               10.2
Consumer Goods              15.4
Drugs                        5.6
Financial Services          16.2
Real Estate                  4.1
Retail                       3.7
Technology                  18.3
Other                        8.2
                           ------

Total                      100.0%
                          ======

See Notes to the Financial Statements.


SCHEDULES OF INVESTMENTS MARCH 31, 1997

INTERNATIONAL SELECT EQUITY FUND

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            COMMON STOCKS - 90.8%

            AUSTRALIA - 1.8%
     1,300  National Mutual Holdings Ltd.                           $ 1,977
                                                                    -------

            BRAZIL - 1.9%
    20,000  Telebras ADR                                              2,048
                                                                    -------

            FINLAND - 2.1%
    40,000  Nokia Corp. ADR                                           2,330
                                                                    -------

            FRANCE - 2.9%
    40,000  Sidel, S.A.                                               3,127
                                                                    -------

            GERMANY - 2.5%
    20,000  SGL Carbon A.G.                                           2,745
                                                                    -------

            HONG KONG - 3.9%
 1,600,000  First Pacific Co. Ltd.                                    2,034
   275,000  Swire Pacific Ltd.                                        2,165
                                                                    -------
                                                                      4,199
                                                                    -------

            INDIA - 0.6%
    40,000  Videsh Sanchar Nigam Ltd.<F1>                               706
                                                                    -------

            INDONESIA - 1.8%
   420,000  PT Hanjaya Mandala Sampoerna                              1,968
                                                                    -------

            JAPAN - 23.8%
    55,000  FamilyMart                                                2,075
    62,000  Fuji Photo Film                                           2,031
   500,000  Hitachi Zosen Corp.                                       1,813
    93,000  Laox Co.                                                  1,127
   550,000  Marubeni Corp.                                            2,132
    57,000  Matsumotokiyoshi                                          1,680
   250,000  Minebea Co. Ltd.                                          2,080
    35,000  Nichiei Co. Ltd.                                          2,714
    35,000  Nintendo Corp. Ltd.                                       2,510
    40,000  Sony Corp.                                                2,795
   175,000  Sumitomo Electric Industries                              2,375
   125,000  Takeda Chemical Industries                                2,615
                                                                    -------
                                                                     25,947
                                                                    -------
            MALAYSIA - 1.9%
   300,000  Genting Berhad                                            2,033
                                                                    -------

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            MEXICO - 4.9%
 1,200,000  Cifra S.A. ADR                                          $ 1,596
    85,000  Grupo Casa Autrey S.A. de C.V. ADR                        1,573
    40,000  Panamerican Beverages, Inc.                               2,145
                                                                    -------
                                                                      5,314
                                                                    -------

            NETHERLANDS - 2.7%
    80,000  Cap Gemini N.V.                                           2,900
                                                                    -------

            NORWAY - 1.4%
    75,000  Schibsted ASA                                             1,523
                                                                    -------

            PERU - 2.0%
   100,000  Telefonica del Peru S.A., Class B                         2,225
                                                                    -------

            PHILIPPINES - 1.8%
 1,700,000  Ayala Land, Inc., Class B                                 1,934
                                                                    -------

            PORTUGAL - 4.8%
   118,000  Cimpor-Cimentos de Portugal, SGPS, S.A.                   2,462
    75,000  Portugal Telecom S.A. ADR                                 2,756
                                                                    -------
                                                                      5,218
                                                                    -------

            SOUTH AFRICA - 4.4%
   100,000  Nedcor Ltd.                                               1,912
    90,000  South Africa Breweries Ltd.                               2,850
                                                                    -------
                                                                      4,762
                                                                    -------

            SWEDEN - 2.2%
    50,000  Astra AB                                                  2,419
                                                                    -------

            SWITZERLAND - 4.5%
     2,133  Novartis A.G.                                             2,644
    17,000  SMH A.G.                                                  2,207
                                                                    -------
                                                                      4,851
                                                                    -------

            TAIWAN - 2.5%
 1,867,250  Far Eastern Department Stores Ltd.                        2,760
                                                                    -------

            United Kingdom - 16.4%
   200,000  Barclays PLC                                              3,353
   450,000  Cable & Wireless PLC                                      3,646
   400,000  General Electric Co. PLC                                  2,453
   200,000  National Westminster Bank PLC                             2,254
   650,000  Tomkins PLC                                               2,908
    75,000  Vodafone Group PLC ADR                                    3,309
                                                                    -------
                                                                     17,923
                                                                    -------


SCHEDULES OF INVESTMENTS MARCH 31, 1997

INTERNATIONAL SELECT EQUITY FUND (continued)

Number                                                                Value
of Shares                                                            (000s)
---------                                                          --------
            Total Common Stocks
            (cost $91,793)                                         $ 98,909
                                                                   --------
            PREFERRED STOCKS - 3.7%

            GERMANY - 3.7%
     8,000  Fresenius A.G.                                            1,837
    13,000  SAP A.G.                                                  2,229
                                                                    -------

            Total Preferred Stocks
            (cost $2,734)                                             4,066
                                                                    -------

Principal
Amount
(000s)
---------

            SHORT-TERM INVESTMENTS - 4.9%

    $4,367  Banque Brussels Lambert,
            Grand Caymen Islands,
            6.50%, 4/1/97                                             4,367
       924  FHLB Discount Note,
            6.25%, 4/1/97                                               924
                                                                    -------

            Total Short-Term Investments
            (cost $5,291)                                             5,291
                                                                    -------

            Total Investments - 99.4%
            (cost $99,818)                                          108,266

            Other Assets less Liabilities - 0.6%                        678
                                                                    -------

            NET ASSETS - 100.0%                                    $108,944
                                                                   ========

<F1> Security exempt from registration under Rule 144A of the Securities Act of
     1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1997, the value of this security amounted to approximately $706,000 or 0.6% of net assets.


At March 31, 1997, the International Select Equity Fund's investments, excluding short-term investments, were diversified as follows:

Industry
Sector
--------
Basic Industries/Energy      6.8%
Capital Goods               10.5
Consumer Goods              12.7
Drugs                       10.8
Financial Services          11.9
Real Estate                  1.9
Retail                      11.1
Technology                   9.7
Telecommunications          16.5
Other                        8.1
                           ------

Total                      100.0%
                          ======

See Notes to the Financial Statements.




SCHEDULES OF INVESTMENTS MARCH 31, 1997

TECHNOLOGY FUND

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            COMMON STOCKS - 96.2%

            AEROSPACE/DEFENSE EQUIPMENT - 0.4%
     9,000  REMEC, Inc. *                                           $   193
                                                                    -------

            COMMUNICATIONS EQUIPMENT - 13.4%
     8,000  ADC Telecommunications, Inc. *                              215
    26,000  Ascend Communications, Inc. *                             1,059
    27,000  Bay Networks, Inc. *                                        483
    24,100  Cascade Communications Corp.                                636
     3,000  CIENA Corp.                                                  85
    21,275  Cisco Systems, Inc. *                                     1,024
     8,300  Coherent Communications Systems Corp. *                     143
     8,000  NACT Telecommunications, Inc.                                47
    13,500  Newbridge Networks Corp. *                                  386
     4,000  SeaChange International, Inc.                                71
     7,000  Telco Systems, Inc.                                          77
    44,500  Tellabs, Inc. *                                           1,608
                                                                    -------
                                                                      5,834
                                                                    -------

            COMPUTER PERIPHERALS - 8.1%
    18,000  HMT Technology Corp. *                                      220
    45,150  Seagate Technology, Inc. *                                2,026
    30,000  Storage Dimensions, Inc.                                    191
    20,000  U.S. Robotics Corp.                                       1,108
                                                                    -------
                                                                      3,545
                                                                    -------

            COMPUTER SOFTWARE AND SERVICES - 30.4%
    32,150  Adobe Systems, Inc.                                       1,290
    32,975  America Online, Inc. *                                    1,397
     3,600  Arbor Software Corp.                                         90
     5,700  Check Point Software Technologies Ltd. *                    117
    10,600  Computer Associates International, Inc.                     412
    15,475  Computer Sciences Corp. *                                   955
    42,000  Electronic Arts, Inc. *                                   1,118
     9,500  Electronic Data Systems Corp.                               384
     4,000  HBO & Company *                                             190
    29,000  Intuit, Inc. *                                              674
     5,462  McAfee Associates, Inc. *                                   242
    14,700  Microsoft Corp. *                                         1,348
    16,500  Netscape Communications Corp.                               496
    10,000  ONTRACK Data International, Inc.                            150
    26,287  Oracle Corp. *                                            1,014
    22,000  Parametric Technology Corp. *                               993
    33,500  Peoplesoft, Inc. *                                        1,340

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            COMPUTER SOFTWARE AND
            SERVICES - 30.4% (CONT'D.)
     6,738  Qualix Group, Inc.                                     $     37
    14,000  Siebel Systems, Inc. *                                      235
    11,200  Synopsys, Inc. *                                            280
    11,945  Technology Modeling Associates, Inc. *                      119
    11,000  USCS International, Inc. *                                  204
    10,000  Vantive (The) Corp.                                         205
                                                                    -------
                                                                     13,290
                                                                    -------

            COMPUTER SYSTEMS - 6.8%
    23,575  Hewlett-Packard Co.                                       1,255
     3,000  International Business Machines Corp.                       412
    16,000  Silicon Graphics, Inc. *                                    312
    35,000  Sun Microsystems, Inc. *                                  1,011
                                                                    -------
                                                                      2,990
                                                                    -------

            DATA PROCESSING - 3.0%
    17,000  Automatic Data Processing, Inc.                             712
    18,000  First Data Corp.                                            610
                                                                    -------
                                                                      1,322
                                                                    -------

            ELECTRICAL AND ELECTRONIC
            COMPONENTS - 33.2%
     6,500  Advanced Technology Materials, Inc.                         112
    25,666  Analog Devices, Inc. *                                      577
    20,000  Applied Materials, Inc. *                                   928
     6,750  DII Group, Inc.                                             166
     3,500  DuPont Photomasks, Inc. *                                   132
     5,500  Etec Systems, Inc.                                          174
    14,200  Intel Corp.                                               1,976
    44,025  KLA Instruments Corp. *                                   1,607
    41,525  Linear Technology Corp.                                   1,837
    23,000  Motorola, Inc.                                            1,389
     2,000  NeoMagic Corp.                                               25
    18,800  SGS-Thomson Microelectronics N.V.                         1,243
    16,000  Sierra Semiconductor Corp.                                  258
    11,400  Teradyne, Inc.                                              329
    21,800  Texas Instruments, Inc.                                   1,632
     4,950  Vitesse Semiconductor Corp.                                 137
    41,000  Xilinx, Inc. *                                            1,999
                                                                    -------
                                                                     14,521
                                                                    -------


SCHEDULES OF INVESTMENTS MARCH 31, 1997

TECHNOLOGY FUND (continued)

Number                                                                Value
of Shares                                                            (000s)
---------                                                           -------
            MEDICAL PRODUCTS AND
            PHARMACEUTICALS - 0.9%
     1,750  Biosite Diagnostics, Inc.                              $     17
     5,000  QIAGEN N.V. *                                               166
     4,000  Sonus Pharmaceuticals, Inc. *                               106
     7,500  Ventana Medical Systems, Inc. *                             105
                                                                    -------
                                                                        394
                                                                    -------

            Total Common Stocks
            (cost $43,576)                                           42,089
                                                                    -------

Principal
Amount
(000s)
---------

            SHORT-TERM INVESTMENT - 4.3%

    $1,895  Banque Brussels Lambert,
            Grand Cayman Islands,
            6.50%, 4/1/97
            (cost $1,895)                                             1,895
                                                                    -------

            Total Investments - 100.5%
            (cost $45,471)                                           43,984

            Liabilities less Other Assets - (0.5)%                    (230)
                                                                    -------

            NET ASSETS - 100.0%                                     $43,754
                                                                    =======


See Notes to the Financial Statements.



NOTES TO THE
FINANCIAL STATEMENTS
MARCH 31, 1997

1. ORGANIZATION

Northern Funds was organized October 12, 1993 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Money Market, U.S. Government Money Market, Municipal Money Market, U.S. Government Select Money Market, California Municipal Money Market, U.S. Government, Fixed Income, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, International Fixed Income, Income Equity, Stock Index, Growth Equity, Select Equity, Small Cap (formerly known as the Small Cap Growth Fund), International Growth Equity, International Select Equity and Technology Funds (collectively the "Funds") are separate, diversified investment portfolios of Northern Funds, except the California Municipal Money Market, Florida Intermediate Tax-Exempt and International Fixed Income Funds which are non-diversified portfolios of Northern Funds. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds maintains its own investment objective.
  The Funds have entered into an Investment Advisory Agreement with The Northern Trust Company ("Northern Trust" or the "Adviser"). Northern Trust also serves as custodian, fund accountant and transfer agent for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A. VALUATION OF SECURITIES - Short-term investments held by the Funds are valued using the amortized cost method, which approximates market value. Under this method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Securities which are traded on a recognized U.S. or foreign securities exchange are generally valued at the last quoted sales price on the securities exchange on which the securities are primarily traded. If securities traded on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted sales price. Securities that are traded in the U.S. over-the-counter markets, absent a last quoted sales price, are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are generally valued at the last sales price. Guaranteed investment contracts are valued at cost plus accrued interest, which approximates market value. Any securities for which no current quotations are readily available are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago.

C. FUTURES CONTRACTS - Certain Funds may enter into long futures contracts to maintain liquidity or short futures contracts for hedging purposes. These Funds may also enter into futures contracts for speculative purposes.
  Futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.
     The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is required to make a margin deposit in a segregated account of a specified amount of cash or eligible securities. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recognized and payments are made, on a daily basis, between the Fund and the broker. The Statement of Operations reflects gains and losses as realized for closed futures contracts and as unrealized for open contracts. At March 31, 1997, the Stock Index Fund and Small Cap Fund had entered into exchange-traded futures contracts. The aggregate market value of investments pledged to cover margin requirements for open positions at March 31, 1997 was approximately $74,000 and $247,000 for the Stock Index and Small Cap Funds, respectively.

D. OPTIONS CONTRACTS - Certain Funds may purchase and write (sell) put and call options on foreign and domestic stock indices, foreign currencies and U.S. and foreign securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets. These transactions are for hedging purposes or for the purpose of earning additional income. In addition, the International Fixed Income, International Growth Equity and International Select Equity Funds may enter into such transactions for cross-hedging purposes.
     The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
     When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in put options written for the year ended March 31, 1997 for the Growth Equity Fund were as follows:

                                  NUMBER OF             PREMIUMS
                                  CONTRACTS              (000S)
                                  ---------            ---------
Options outstanding at 3/31/96       115                $ 229
Options written                      730                1,021
Options terminated in closing
  purchase transactions            (746)                (931)
Options expired                         -                    -
                                   -----                -----

Options outstanding at 3/31/97        99                $ 319
                                   =====                =====


     The Fund did not write call options during the year ended March 31, 1997.

E. FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gains (losses) on investments.

F. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of the Funds' foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Funds' foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in a Fund's financial statement. A Fund records realized gains or losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
  The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
     At March 31, 1997, the International Fixed Income Fund had an outstanding contract to sell 71,449,200 Japanese yen in exchange for $600,000. Unrealized depreciation on this contract totaled approximately $17,000 at March 31, 1997.

G. ORGANIZATION COSTS - Organization expenses of approximately $1,030,000 have been deferred and are being amortized on a straight-line basis through 1999.

H. INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis and includes amortization of discounts and premiums. Dividends from foreign securities are recorded on ex-date, or as soon as the information is available.

I. EXPENSES - The Funds are charged for those expenses that are directly attributable to each Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

J. DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid as follows:

                                  DECLARATION           PAYMENT
                                   FREQUENCY           FREQUENCY
                                   ----------          ----------
Money Market                         Daily              Monthly
U.S. Government Money
  Market                             Daily              Monthly
Municipal Money Market               Daily              Monthly
U.S. Government Select
  Money Market                       Daily              Monthly
California Municipal
  Money Market                       Daily              Monthly
U.S. Government                      Daily              Monthly
Fixed Income                         Daily              Monthly
Intermediate Tax-Exempt              Daily              Monthly
Florida Intermediate Tax-Exempt      Daily              Monthly
Tax-Exempt                           Daily              Monthly
International Fixed Income           Daily              Quarterly
Income Equity                        Monthly            Monthly
Stock Index                          Quarterly          Quarterly
Growth Equity                        Quarterly          Quarterly
Select Equity                        Annually           Annually
Small Cap                            Annually           Annually
International Growth Equity          Annually           Annually
International Select Equity          Annually           Annually
Technology                           Annually           Annually

     Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.
     The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with generally accepted accounting principles due to differences in the treatment and recognition of investment income and realized gains (losses). These differences are primarily related to foreign currency transactions, deferral of wash sales and capital loss carryforwards. Certain differences in treatment of income and capital gains for distributions, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

K. FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds intend to comply with the requirements of the Internal Revenue Code available to regulated investment companies and to distribute substantially all of their taxable income to their shareholders.

L. RECLASSIFICATIONS - At March 31, 1997, the Funds made reclassifications among their capital accounts to reflect the characterization of certain income and capital gains distributions for federal income tax purposes, as follows:

                                      UNDISTRIBUTED   UNDISTRIBUTED
                                           NET             NET        PAID
AMOUNTS IN                              INVESTMENT       CAPITAL       IN
THOUSANDS                                 INCOME          GAINS      CAPITAL
----------                               -------          ------    --------
Money Market                              $  24             -         $(24)
U.S. Government
  Money Market                                6             -           (6)
Municipal Money
  Market                                     47             -          (47)
U.S. Government Select
  Money Market                                4             -           (4)
California Municipal
  Money Market                                3             -           (3)
U.S. Government                            (44)           $53           (9)
Fixed Income                                (4)            11           (7)
Intermediate Tax-
  Exempt                                     18             -          (18)
Florida Intermediate
  Tax-Exempt                                  -             -             -
Tax-Exempt                                  229         (146)          (83)
International Fixed
  Income                                   (12)            28          (16)
Income Equity                                 4             -           (4)
Stock Index                                   -             -             -
Growth Equity                                12             -          (12)
Select Equity                                 3           (2)           (1)
Small Cap                                    20          (16)           (4)
International Growth
  Equity                                     62           850         (912)
International Select
  Equity                                  (104)           521         (417)
Technology                                  178         (178)             -


     These reclassifications have no impact on the net asset value of the Funds and are primarily due to differing treatments of foreign currency gains, investments in passive foreign investment companies, real estate investment trusts, asset-backed securities, and certain fees and expenses.


3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its advisory agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For the year ended March 31, 1997, the Adviser voluntarily agreed to waive a portion of its advisory fees as applied to each Fund's daily net assets as shown on the accompanying Statements of Operations. Northern Trust had also agreed to reimburse the Funds as shown on the accompanying Statements of Operations to adhere to the expense limitations presented in the following table:

                                          ANNUAL      ADVISORY
                                         ADVISORY    FEES AFTER      EXPENSE
                                           FEES        WAIVERS     LIMITATIONS
                                           -----      --------     ------------
Money Market                               0.60%        0.40%         0.55%
U.S. Government
  Money Market                             0.60%        0.40%         0.55%
Municipal Money
  Market                                   0.60%        0.40%         0.55%
U.S. Government Select
  Money Market                             0.60%        0.25%         0.40%
California Municipal
  Money Market                             0.60%        0.30%         0.45%
U.S. Government                            0.75%        0.75%         0.90%
Fixed Income                               0.75%        0.75%         0.90%
Intermediate Tax-
  Exempt                                   0.75%        0.70%         0.85%
Florida Intermediate
  Tax-Exempt                               0.75%        0.70%         0.85%
Tax-Exempt                                 0.75%        0.70%         0.85%
International Fixed
  Income                                   0.90%        0.90%         1.15%
Income Equity                              1.00%        0.85%         1.00%
Stock Index                                0.60%        0.40%         0.55%
Growth Equity                              1.00%        0.85%         1.00%
Select Equity                              1.20%        0.85%         1.00%
Small Cap                                  1.20%        0.85%         1.00%
International Growth
  Equity                                   1.20%        1.00%         1.25%
International Select
  Equity                                   1.20%        1.00%         1.25%
Technology                                 1.20%        1.00%         1.25%


The Funds have entered into an administrative agreement with Sunstone Financial Group, Inc. ("Sunstone") for certain administrative services. Pursuant to its administrative agreement with the Funds, Sunstone is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15% of each Fund's daily net assets. For the year ended March 31, 1997, Sunstone voluntarily agreed to waive a portion of its administration fees as shown on the accompanying Statements of Operations.

4. BANK LOANS

Northern Funds maintains a $5,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 1% above the Fed Funds rate and are secured by pledged securities equal to or exceeding 120% of the outstanding balance.
  Interest expense for the year ended March 31, 1997 was approximately $1,000 for the Stock Index Fund. This amount is included in other expenses on the Statement of Operations.
  As of March 31, 1997, there were no outstanding borrowings.

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended March 31, 1997 were as follows:

                                        PURCHASES                SALES
                                 -------------------    ----------------------
                                    U.S.                   U.S.
AMOUNTS IN THOUSANDS             GOVERNMENT    OTHER    GOVERNMENT      OTHER
------------------------------   -----------   ------   -----------     ------
U.S. Government                   $155,591          -    $127,662            -
Fixed Income                        67,567   $ 39,421      70,151     $ 13,398
Intermediate Tax-Exempt                  -    163,549           -      126,267
Florida Intermediate Tax-Exempt          -     19,716           -        4,895
Tax-Exempt                               -     26,615           -        9,573
International Fixed Income               -      7,335           -        5,782
Income Equity                            -     56,761           -       43,848
Stock Index                              -     47,919           -       12,265
Growth Equity                            -    226,581           -      172,156
Select Equity                            -     57,239           -       34,096
Small Cap                                -     52,810           -       31,897
International Growth Equity              -    327,784           -      347,302
International Select Equity              -    109,200           -      102,425
Technology                               -     58,584           -       16,770


  At March 31, 1997, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and cost basis of securities were approximately as follows:

                                                            NET          COST
                            UNREALIZED    UNREALIZED   APPRECIATION    BASIS OF
AMOUNTS IN THOUSANDS       APPRECIATION  DEPRECIATION (DEPRECIATION)  SECURITIES
-----------------------   -------------  ------------- -------------  ----------
U.S. Government              $   778        $ 2,799      $ (2,021)      $182,165
Fixed Income                     785          2,949        (2,164)       123,635
Intermediate Tax-Exempt        2,620          1,382          1,238       259,469
Florida Intermediate
  Tax-Exempt                      51            135           (84)        14,856
Tax-Exempt                     3,077            794          2,283       132,058
International Fixed Income       448            695          (247)        16,152
Income Equity                  5,434            924          4,510        72,181
Stock Index                      640          1,979        (1,339)        39,643
Growth Equity                 54,030          7,617         46,413       259,155
Select Equity                  8,446          2,491          5,955        57,828
Small Cap                     37,870         18,380         19,490       177,696
International Growth Equity   10,258          7,225          3,033       161,583
International Select Equity   12,705          4,784          7,921       100,345
Technology                     3,925          5,541        (1,616)        45,600

  At March 31, 1997, the Funds' most recent fiscal year end, the approximate capital loss carryforwards for U.S. federal income tax purposes and respective years of expiration are as follows:


                                      MARCH 31,      MARCH 31,      MARCH 31,
AMOUNTS IN THOUSANDS                    2003           2004           2005
-----------------------------------     -----          -----          -----
Municipal Money Market                     -             -            $109
U.S. Government Select Money Market        -             -               1
U.S. Government                            -             -             239
Intermediate Tax-Exempt                    -             -             441
Florida Intermediate Tax-Exempt            -             -               1
International Select Equity              $46          $126               -

  These capital loss carryforwards are available to offset future capital gains.


6. CAPITAL SHARE TRANSACTIONS
Transactions of shares of the Funds for the period ended March 31, 1997 were as follows:
                                                                        NET
                                          REINVESTMENT               INCREASE
AMOUNTS IN THOUSANDS              SOLD    OF DIVIDENDS   REDEEMED   (DECREASE)
--------------------------------  ----   -------------  ---------   ----------
U.S. Government                  5,159         144        1,695        3,608
Fixed Income                     4,239         222        2,080        2,381
Intermediate Tax-Exempt          7,072         245        4,928        2,389
Florida Intermediate Tax-Exempt  1,846           4          373        1,477
Tax-Exempt                       2,592          80        1,436        1,236
International Fixed Income         416          28          289          155
Income Equity                    2,128         450          875        1,703
Stock Index                      3,844           8          515        3,337
Growth Equity                    6,478         922        2,752        4,648
Select Equity                    2,494         125          823        1,796
Small Cap                        4,424         716        2,534        2,606
International Growth Equity      3,091         641        4,935      (1,203)
International Select Equity      3,161          82        2,310          933
Technology                       3,820          25          184        3,661



Transactions of shares of the Funds for the year ended March 31, 1996 were as follows:
                                          REINVESTMENT                  NET
AMOUNTS IN THOUSANDS              SOLD    OF DIVIDENDS   REDEEMED    INCREASE
---------------------------      ------   -------------  ---------   ---------
U.S. Government                  4,481          26        1,530       2,977
Fixed Income                     4,733          90        1,531        3,292
Intermediate Tax-Exempt          5,018          19        3,208        1,829
Tax-Exempt                       2,065          10        1,770          305
International Fixed Income         500          20          269          251
Income Equity                    1,587           7          683          911
Growth Equity                    8,306          13        1,908        6,411
Select Equity                    1,710           2          536        1,176
Small Cap                        7,400          11        1,691        5,720
International Growth Equity      8,625          50        2,891        5,784
International Select Equity      3,949           5        1,736        2,218


7. SUBSEQUENT EVENT

Effective April 8, 1997, the California Tax-Exempt Fund, a separate, non-diversified investment portfolio, commenced operations.


REPORT OF INDEPENDENT
PUBLIC ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES:
NORTHERN FUNDS

We have audited the accompanying statements of assets and liabilities of Northern Funds (a Massachusetts business trust consisting of the Money Market Fund, U.S. Government Money Market Fund, Municipal Money Market Fund, U.S. Government Select Money Market Fund, California Municipal Money Market Fund, U.S. Government Fund, Fixed Income Fund, Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Tax-Exempt Fund, International Fixed Income Fund, Income Equity Fund, Stock Index Fund, Growth Equity Fund, Select Equity Fund, Small Cap Fund, International Growth Equity Fund, International Select Equity Fund and Technology Fund), including the schedules of investments, as of March 31, 1997, and the related statements of operations, changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by physical examination of the securities held by the custodian and by correspondence with outside depositories and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Northern Funds as of March 31, 1997, the results of their operations, changes in their net assets, and financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

            ARTHUR ANDERSEN LLP

Chicago, Illinois
May 16, 1997


This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

(LOGO)
P.O. Box 75986
Chicago, IL 60690-6319
1-800-595-9111

(C) 1997 Sunstone Distribution Services, LLC,
Distributor